As filed with the Securities and Exchange Commission on October 27, 2016


                                                              File Nos. 33-12988
                                                                       811-05088

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                       Post-Effective Amendment No. 101         X


                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 103                 X


                               THE AB PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)

               1345 Avenue of the Americas, New York, N.Y. 10105
               (Address of Principal Executive Office) (Zip Code)

             (Registrant's Telephone Number, including Area Code):
                                 (800) 221-5672


                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
               1345 Avenue of the Americas, New York, N.Y. 10105
                    (Name and address of Agent for Service)


                          Copies of communications to:
                                 Paul M. Miller
                              Seward & Kissel LLP
                                901 K Street, NW
                                   Suite 800
                              Washington, DC 20001

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[X]  on December 30, 2016 pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

      ___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


This Post-Effective Amendment No. 101 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AB Wealth Appreciation Strategy, AB Balanced Wealth Strategy and AB Conservative Wealth Strategy. No information in the Registrant's Registration Statement relating to the other Series or Classes of the Registrant not included herein is amended or superseded.

[A/B]
LOGO



PROSPECTUS  |  DECEMBER 30, 2016


AB Wealth Strategies
Portfolio Solutions Designed to Balance Risk and Return


Wealth Strategies
(Shares Offered--Exchange Ticker Symbol)


    > Wealth Appreciation Strategy
      (Class A-AWAAX; Class B-AWABX; Class C-AWACX; Class R-AWARX;
          Class K-AWAKX; Class I-AWAIX; Advisor Class-AWAYX)

    > Balanced Wealth Strategy
      (Class A-ABWAX; Class B-ABWBX; Class C-ABWCX; Class R-ABWRX;
          Class K-ABWKX; Class I-ABWIX; Advisor Class-ABWYX)

    > Conservative Wealth Strategy
      (Class A-ABPAX; Class B-ABPBX; Class C-ABPCX; Class R-APPRX;
          Class K-APWKX; Class I-APWIX; Advisor Class-ABPYX)
























The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
-------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
-------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page
SUMMARY INFORMATION............................................................4

  AB Wealth Appreciation Strategy..............................................4

  AB Balanced Wealth Strategy..................................................8

  AB Conservative Wealth Strategy.............................................15

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS............22

  Description of Underlying Portfolios........................................22

  Description of Investment Practices of the Strategies and
  Underlying Portfolios.......................................................23

INVESTING IN THE STRATEGIES...................................................38

  How to Buy Shares...........................................................38

  The Different Share Class Expenses..........................................40

  Sales Charge Reduction Programs for Class A Shares..........................41

  CDSC Waivers and Other Programs.............................................42

  Choosing a Share Class......................................................43

  Payments to Financial Advisors and Their Firms..............................44

  How to Exchange Shares......................................................45

  How to Sell or Redeem Shares................................................45

  Frequent Purchases and Redemptions of Strategy Shares.......................46

  How the Strategies Value Their Shares.......................................48

MANAGEMENT OF THE STRATEGIES..................................................49

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................53

GENERAL INFORMATION...........................................................54

GLOSSARY OF INVESTMENT TERMS..................................................55

FINANCIAL HIGHLIGHTS..........................................................56

APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION..................A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------
AB Wealth Appreciation Strategy
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Strategy's investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs for Class A Shares on page 41 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page [__] of the Strategy's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)


                                                                  Class B Shares                                       Class
                                                    Class A   (not currently offered    Class C     Advisor Class   R, K and I
                                                     Shares     to new  investors)       Shares        Shares         Shares
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases     4.25%           None                 None          None            None
(as a percentage of offering price)
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                        None(a)         4.00%(b)             1.00%(c)       None           None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None            None                 None           None           None
---------------------------------------------------------------------------------------------------------------------------------

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)




                             Class A    Class B    Class C    Advisor Class     Class R    Class K    Class I
----------------------------------------------------------------------------------------------------------------
Management Fees                .65%      .65%       .65%         .65%            .65%       .65%       .65%
Distribution and/or Service
   (12b-1) Fees                .25%     1.00%      1.00%         None            .50%       .25%       None
Other Expenses
   Transfer Agent                 %         %          %            %               %          %          %
   Other Expenses                 %         %          %            %               %          %          %
                             ------     -----      -----         ----            ----       ----       ----
Total Other Expenses              %         %          %            %               %          %          %
                             ------     -----      -----         ----            ----       ----       ----
Acquired Fund Fees and
   Expenses (Underlying
   Portfolios)(d)                 %         %          %            %               %          %          %
                             ------     -----      -----         ----            ----       ----       ----
Total Annual Strategy
   Operating Expenses             %         %          %            %               %          %          %
                             ======     =====      =====         ====            ====       ====       ====
Fee Waiver and/or Expense
   Reimbursement(e)               %         %          %            %               %          %          %
                             ------     -----      -----         ----            ----       ----       ----
Total Annual Strategy
   Operating Expenses After
   Fee Waiver and/or
   Expense Reimbursement          %         %          %             %              %          %          %
                             ======     =====      =====         ====            ====       ====       ====
----------------------------------------------------------------------------------------------------------------


--------
(a) Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b) Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)   For Class C shares, the CDSC is 0% after the first year.

(d)   Restated to reflect current fees and expenses.


(e) In connection with the Strategy's investments in AB Multi-Manager Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2016. In connection with the Strategy's investments in AB All Market Real Return Portfolio (the "Portfolio"), the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy's share of the advisory fees of the Portfolio, as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2017.


Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the fee waiver remains in effect as agreed upon and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                  Class A       Class B      Class C         Advisor Class    Class R      Class K      Class I
------------------------------------------------------------------------------------------------------------------------------------
After 1 Year      $   [__]      $   [__]     $   [__]        $   [__]         $   [__]     $   [__]     $   [__]
After 3 Years     $   [__]      $   [__]     $   [__]        $   [__]         $   [__]     $   [__]     $   [__]
After 5 Years     $   [__]      $   [__]     $   [__]        $   [__]         $   [__]     $   [__]     $   [__]
After 10 Years    $   [__]      $   [__]     $   [__]        $   [__]         $   [__]     $   [__]     $   [__]
------------------------------------------------------------------------------------------------------------------------------------



For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:

                                                     Class B      Class C
--------------------------------------------------------------------------------


After 1 Year                                       $   [__]       $   [__]
After 3 Years                                      $   [__]       $   [__]
After 5 Years                                      $   [__]       $   [__]
After 10 Years                                     $   [__]       $   [__]


--------------------------------------------------------------------------------

Portfolio Turnover


The Strategy or an investment company in which the Strategy invests (an "Underlying Portfolio") pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was [_]% of the average value of its portfolio.


PRINCIPAL STRATEGIES


Effective on or about January 26, 2017 (the "Effective Date"), the Strategy will implement new principal strategies, as described below.

Until the Effective Date, the Strategy will continue to invest in a combination of underlying mutual funds managed by the Adviser ("Underlying Portfolios"), the underlying investments of which will be in approximately the same investment components and targeted percentages set forth below in the table.

                                    * * * *

Effective on or about January 26, 2017:

The Strategy invests in a portfolio of equity securities that is designed as a solution for investors who seek equity returns without regard to taxes but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. The Strategy also invests in certain Underlying Portfolios with additional investment styles, which are designed to add diversification to the Strategy's investments. The Strategy targets a weighting of approximately 67% in equity securities of companies, or traditional equity investments, and approximately 33% in diversification investments (described below). In managing the Strategy, the Adviser seeks to efficiently diversify between growth and value equity investment styles, between U.S. and non-U.S. markets and among diversification investments. Normally, the Strategy targets an equal weighting of growth and value style stocks (50% each) for the traditional equity component of the Strategy, with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the investment components of the Strategy's portfolio indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the Strategy's investments in growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily only by +/- 5% of the Strategy's net assets. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to +/- 10% of the Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.

Asset Class   Investment Component                                Targeted Blend
--------------------------------------------------------------------------------
Equity        U.S. Large Cap Growth                                       15.25%
              ------------------------------------------------------------------
              U.S. Value                                                  15.25%
              ------------------------------------------------------------------
              U.S. Small/Mid-Cap Growth                                    5.00%
              ------------------------------------------------------------------
              U.S. Small/Mid-Cap Value                                     5.00%
              ------------------------------------------------------------------
              International Growth                                        13.25%
              ------------------------------------------------------------------
              International Value                                         13.25%
--------------------------------------------------------------------------------
Diversifiers  Volatility Management                                       14.00%
              ------------------------------------------------------------------
              Multi-Manager Alternative Strategies                        12.00%
              ------------------------------------------------------------------
              All Market Real Return                                       7.00%
--------------------------------------------------------------------------------





The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long/short equity, special situations, credit and global macro. The Strategy invests approximately 12% of its assets in this Underlying Portfolio. Also in this category is the All Market Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed fixed-income securities, commodity-related equity securities, commodities (principally through derivative instruments), real estate equity securities, inflation sensitive equity securities, and currencies. The Strategy invests approximately 7% of its assets in this Underlying Portfolio.


As part of its diversification investments, the Strategy also invests approximately 14% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


For the Strategy's traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.


Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Underlying Portfolios may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.


PRINCIPAL RISKS

o Market Risk: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.


o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.


o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

o Allocation Risk: The allocation of investments among different investment styles, such as growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategy's net asset value, or NAV, when one of these investments is performing more poorly than another.


o Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

o how the Strategy's performance changed from year to year over the life of the Strategy; and

o how the Strategy's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.ABfunds.com (click on "Investments--Fund Performance").


The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2016, the year-to-date unannualized return for Class A shares was [__]%.


  [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

       17.48  6.06  -43.44  32.20  12.86  -8.88  13.76  23.75  3.91  [   ]
     ----------------------------------------------------------------------
        06     07     08      09     10     11    12     13     14     15

                             Calendar Year End (%)


During the period shown in the bar chart, the Strategy's:

Best Quarter was up [19.66%, 3rd quarter, 2009]; and Worst Quarter was down [-24.07%, 4th quarter, 2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2015)





                                                                                        1 Year       5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------------

Class A*           Return Before Taxes                                                     [__]%         [__]%           [__]%
                  ---------------------------------------------------------------------------------------------------------------
                   Return After Taxes on Distributions                                     [__]%         [__]%           [__]%
                  ---------------------------------------------------------------------------------------------------------------
                   Return After Taxes on Distributions and Sale of Strategy Shares         [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------
  Class B          Return Before Taxes                                                     [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------
  Class C          Return Before Taxes                                                     [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------
  Advisor Class    Return Before Taxes                                                     [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------
  Class R          Return Before Taxes                                                     [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------
  Class K**        Return Before Taxes                                                     [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------
  Class I**        Return Before Taxes                                                     [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index                                                                            [__]%         [__]%           [__]%
  (reflects no deduction for fees, expenses, or taxes)
---------------------------------------------------------------------------------------------------------------------------------
  MSCI ACWI ex US Index
  (reflects no deduction for fees, expenses, or taxes)                                     [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------
  60% S&P 500 Index/40% MSCI ACWI ex US Index#
  (reflects no deduction for fees, expenses, or taxes)                                     [__]%         [__]%           [__]%
---------------------------------------------------------------------------------------------------------------------------------



*     After-tax returns:

      - Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

      - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -     Are  not  relevant  to  investors  who  hold Strategy shares through
            tax-deferred   arrangements  such  as  401(k)  plans  or  individual
            retirement accounts.

** Inception date: 3/1/05 for Class K and Class I shares. Performance information for the period prior to the inception of Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the respective expense ratios of Class K and Class I shares.

# The information in the 60% S&P 500 Index/40% MSCI ACWI ex US Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO  MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:


Employee                         Length of Service    Title
----------------------------------------------------------------------------
Daniel J. Loewy                  Since 2013           Senior Vice President
                                                      of the Adviser

Christopher H. Nikolich          Since 2003           Senior Vice President
                                                      of the Adviser

Vadim Zlotnikov                  Since 2013           Senior Vice President
                                                      of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 21 of this Prospectus.

AB Balanced Wealth Strategy
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Strategy's investment objective is to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs for Class A Shares on page 41 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page [__] of the Strategy's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)

                                                                  Class B Shares                                       Class
                                                    Class A   (not currently offered    Class C     Advisor Class   R, K and I
                                                     Shares      to new investors)       Shares        Shares         Shares
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases     4.25%           None                None          None             None
(as a percentage of offering price)
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                        None(a)        4.00%(b)             1.00%(c)      None             None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                         None           None                 None          None             None
---------------------------------------------------------------------------------------------------------------------------------


Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)




                             Class A    Class B    Class C    Advisor Class     Class R    Class K    Class I
----------------------------------------------------------------------------------------------------------------
Management Fees                .55%      .55%       .55%             .55%        .55%       .55%       .55%
Distribution and/or Service
   (12b-1) Fees                .25%     1.00%      1.00%             None        .50%       .25%       None
Other Expenses
   Transfer Agent                 %         %          %                %           %          %          %
   Other Expenses                 %         %          %                %           %          %          %
                               ----     -----      -----             ----        ----       ----       ----
Total Other Expenses              %         %          %                %           %          %          %
                               ----     -----      -----             ----        ----       ----       ----
Acquired Fund Fees and
   Expenses (Underlying
   Portfolios)(d)                 %         %          %                %           %          %          %
                               ----     -----      -----             ----        ----       ----       ----
Total Annual Strategy
   Operating Expenses             %         %          %                %           %          %          %
                               ====     =====      =====             ====        ====       ====       ====
Fee Waiver and/or Expense
   Reimbursement(e)               %         %          %                %           %          %          %
                               ----     -----      -----             ----        ----       ----       ----
Total Annual Strategy
   Operating Expenses After
   Fee Waiver and/or
   Expense Reimbursement          %         %          %                %           %          %          %
                               ====     =====      =====             ====        ====       ====       ====
----------------------------------------------------------------------------------------------------------------



--------
(a) Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b) Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)   For Class C shares, the CDSC is 0% after the first year.

(d)   Restated to reflect current fees and expenses.


(e) In connection with the Strategy's investments in AB Multi-Manager Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2016. In connection with the Strategy's investments in AB High Yield Portfolio and AB All Market Real Return Portfolio (each a "Portfolio"), the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy's share of the advisory fees of each Portfolio, as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2017.


Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the fee waiver remains in effect as agreed upon and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                  Class A    Class B    Class C    Advisor Class     Class R    Class K    Class I
--------------------------------------------------------------------------------------------------------------------
After 1 Year                      $  [__]    $  [__]    $  [__]    $  [__]         $  [__]    $  [__]    $  [__]
After 3 Years                     $  [__]    $  [__]    $  [__]    $  [__]         $  [__]    $  [__]    $  [__]
After 5 Years                     $  [__]    $  [__]    $  [__]    $  [__]         $  [__]    $  [__]    $  [__]
After 10 Years                    $  [__]    $  [__]    $  [__]    $  [__]         $  [__]    $  [__]    $  [__]
--------------------------------------------------------------------------------------------------------------------


For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                                               Class B   Class C
--------------------------------------------------------------------------------
After 1 Year                                                   $   [__]  $  [__]
After 3 Years                                                  $   [__]  $  [__]
After 5 Years                                                  $   [__]  $  [__]
After 10 Years                                                 $   [__]  $  [__]
--------------------------------------------------------------------------------

Portfolio Turnover


The Strategy or an investment company in which the Strategy invests (an "Underlying Portfolio") pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was [_]% of the average value of its portfolio.


PRINCIPAL STRATEGIES


Effective on or about January 26, 2017 (the "Effective Date"), the Strategy will implement new principal strategies, as described below.

Until the Effective Date, the Strategy will continue to invest in a combination of underlying mutual funds managed by the Adviser ("Underlying Portfolios"), the underlying investments of which will be in approximately the same investment components and targeted percentages set forth below in the table.

                                    * * * *

Effective on or about January 26, 2017:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns without regard to taxes but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Strategy also invests in certain Underlying Portfolios with additional investment styles, which are designed to add diversification to the Strategy's investments. In managing the Strategy, the Adviser seeks to efficiently diversify between the debt and equity investment styles and in diversification investments (described below) to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 38% in equity securities of companies, or traditional equity investments, approximately 25% in traditional debt securities (by investing directly, and indirectly in the high yield sector through an Underlying Portfolio) and approximately 37% in diversification investments with a goal of providing moderate upside potential without excessive volatility. Within the Strategy's traditional equity component, the targeted blend is an equal weighting of growth and value style stocks (50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the investment components of the Strategy's portfolio indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily, only by +/- 5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to +/- 10% of the Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.


Asset Class    Investment Component                               Targeted Blend
--------------------------------------------------------------------------------
Equity         U.S. Large Cap Growth                                     9.50%
               -----------------------------------------------------------------
               U.S. Value                                                9.50%
               -----------------------------------------------------------------
               U.S. Small/Mid-Cap Growth                                 2.25%
               -----------------------------------------------------------------
               U.S. Small/Mid-Cap Value                                  2.25%
               -----------------------------------------------------------------
               International Growth                                      7.50%
               -----------------------------------------------------------------
               International Value                                       7.50%
--------------------------------------------------------------------------------
Diversifiers   Volatility Management                                    16.50%
               -----------------------------------------------------------------
               Multi-Manager Alternative Strategies                      8.00%
               -----------------------------------------------------------------
               All Market  Real Return                                   4.50%
               -----------------------------------------------------------------
               Inflation Protected Debt Securities                       7.50%
--------------------------------------------------------------------------------
Bond           High Yield                                                6.50%
               -----------------------------------------------------------------
               Global Core Bond                                         18.50%
--------------------------------------------------------------------------------





The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long/short equity, special situations, credit and global macro. The Strategy invests approximately 8% of its assets in this Underlying Portfolio. Also in this category is the All Market Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed fixed-income securities, commodity-related equity securities, commodities (principally through derivative instruments), real estate equity securities, inflation sensitive equity securities, and currencies. The Strategy invests approximately 5% of its assets in this Underlying Portfolio. With the goal of protecting against inflation risk, in addition to its investment in the All Market Real Return Portfolio, the Strategy will directly invest approximately 8% of its assets in inflation-protected debt securities.


As part of its diversification investments, the Strategy also invests approximately 17% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


For the Strategy's traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.


Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


In selecting fixed-income investments for the Strategy's traditional debt investments (held directly, or indirectly through an Underlying Portfolio), the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes fixed-income research analysts and economists. The Strategy's fixed-income securities will primarily be investment grade debt securities, but will also include lower-rated securities ("junk bonds") and preferred stock. The Strategy invests in High Yield Portfolio in order to gain exposure to a diversified mix of high yield, below investment grade debt securities. The Strategy will not invest more than 25% of its total assets (directly, and indirectly through High Yield Portfolio) in securities rated, at the time of purchase, below investment grade.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Strategy may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.


PRINCIPAL RISKS

o Market Risk: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations.


o Interest Rate Risk: Changes in interest rates will affect the value of the Strategy's investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.


o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.



o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

o Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategy's net asset value, or NAV, when one of these investments is performing more poorly than another.



o Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

o how the Strategy's performance changed from year to year over the life of the Strategy; and

o how the Strategy's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.ABfunds.com (click on "Investments--Fund Performance").


The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2016, the year-to-date unannualized return for Class A shares was [__]%.


   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

       13.88  5.13  -32.31  30.18  11.96  -3.61  11.70  14.11  4.47  [   ]
     ----------------------------------------------------------------------
        06     07     08      09     10     11    12     13     14     15

                             Calendar Year End (%)


During the period shown in the bar chart, the Strategy's:

Best Quarter was up [16.14%, 3rd quarter, 2009]; and Worst Quarter was down [-16.80%, 4th quarter, 2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2015)





                                                                                        1 Year       5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------------
Class A*           Return Before Taxes                                                     [__]%       [__]%          [__]%
                   --------------------------------------------------------------------------------------------------------------
                   Return After Taxes on Distributions                                     [__]%       [__]%          [__]%
                  ---------------------------------------------------------------------------------------------------------------
                   Return After Taxes on Distributions and Sale of Strategy Shares         [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 Class B           Return Before Taxes                                                     [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 Class C           Return Before Taxes                                                     [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Class     Return Before Taxes                                                     [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 Class R           Return Before Taxes                                                     [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 Class K**         Return Before Taxes                                                     [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 Class I**         Return Before Taxes                                                     [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index
 (reflects no deduction for fees, expenses, or taxes)                                      [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 Barclays U.S. Aggregate Bond Index
 (reflects no deduction for fees, expenses, or taxes)                                      [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------
 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index#
 (reflects no deduction for fees, expenses, or taxes)                                      [__]%       [__]%          [__]%
---------------------------------------------------------------------------------------------------------------------------------



*     After-tax returns:

      - Are shown for Class A shares only and will vary for other Classes of shares because these Classes have different expense ratios;

      - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -     Are  not  relevant  to  investors  who  hold Strategy shares through
            tax-deferred   arrangements  such  as  401(k)  plans  or  individual
            retirement accounts.

** Inception date: 3/1/05 for Class K and Class I shares. Performance information for the period prior to the inception of Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the respective expense ratios of Class K and Class I shares.

# The information in the 65% S&P 500 Index/35% Barclays U.S. Aggregate Bond Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:


Employee                         Length of Service     Title
--------------------------------------------------------------------------------
Daniel J. Loewy                  Since 2013            Senior Vice President
                                                       of the Adviser

Christopher H. Nikolich          Since 2003            Senior Vice President
                                                       of the Adviser

Vadim Zlotnikov                  Since 2013            Senior Vice President
                                                       of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 21 of this Prospectus.

AB Conservative Wealth Strategy
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Strategy's investment objective is to achieve a high total return without, in the opinion of the Adviser, undue risk to principal.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in the family of AB Mutual Funds sponsored by AllianceBernstein L.P., the Strategy's investment adviser (the "Adviser"). More information about these and other discounts is available from your financial intermediary and in Investing in the Strategies--Sales Charge Reduction Programs for Class A Shares on page 41 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for Class A Shares on page [__] of the Strategy's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)


                                                                 Class B Shares                                        Class
                                                  Class A    (not currently offered    Class C     Advisor Class    R, K and I
                                                  Shares       to new investors)        Shares         Shares         Shares
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases   4.25%              None               None           None           None
(as a percentage of offering price)
---------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption
proceeds, whichever is lower)                     None(a)           4.00%(b)           1.00%(c)         None           None
---------------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                       None               None               None           None           None
---------------------------------------------------------------------------------------------------------------------------------

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)




                             Class A    Class B    Class C    Advisor Class     Class R    Class K    Class I
----------------------------------------------------------------------------------------------------------------
Management Fees                  .55%      .55%       .55%             .55%        .55%       .55%       .55%
Distribution and/or Service
   (12b-1) Fees                  .25%     1.00%      1.00%             None        .50%       .25%       None
Other Expenses
   Transfer Agent                   %         %          %                %           %          %          %
   Other Expenses                   %         %          %                %           %          %          %
                                 ----     -----      -----             ----        ----       ----       ----
Total Other Expenses                %         %          %                %           %          %          %
                                 ----     -----      -----             ----        ----       ----       ----
Acquired Fund Fees and
   Expenses (Underlying
   Portfolios)(d)                   %         %          %                %           %          %          %
                                 ----     -----      -----             ----        ----       ----       ----
Total Annual Strategy
   Operating Expenses               %         %          %                %           %          %          %
                                 ====     =====      =====             ====        ====       ====       ====
Fee Waiver and/or Expense
   Reimbursement(e)                 %         %          %                %           %          %          %
                                 ----     -----      -----             ----        ----       ----       ----
Total Annual Strategy
   Operating Expenses After
   Fee Waiver and/or
   Expense Reimbursement            %         %          %                %           %          %          %
                                 ====     =====      =====             ====        ====       ====       ====
----------------------------------------------------------------------------------------------------------------



(a) Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b) Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)   For Class C shares, the CDSC is 0% after the first year.

(d)   Restated to reflect current fees and expenses.


(e) In connection with the Strategy's investments in AB Multi-Manager Alternative Strategies Fund (the "Fund"), the Adviser has contractually agreed to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and (ii) reimburse the Strategy for the "Total Other Expenses" of the Fund (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2016. In connection with the Strategy's investments in AB All Market Real Return Portfolio (the "Portfolio"), the Adviser has contractually agreed to waive fees and/or reimburse the expenses payable to the Adviser by the Strategy in an amount equal to the Strategy's share of the advisory fees of the Portfolio, as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver and/or expense reimbursement will remain in effect until December 31, 2017.


Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of these periods. The Examples also assume that your investment has a 5% return each year, that the fee waiver remains in effect as agreed upon and that the Strategy's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                 Class A    Class B    Class C      Advisor Class   Class R      Class K      Class I
----------------------------------------------------------------------------------------------------------
After 1 Year     $  [__]    $  [__]    $   [__]    $    [__]       $    [__]    $    [__]    $    [__]
After 3 Years    $  [__]    $  [__]    $   [__]    $    [__]       $    [__]    $    [__]    $    [__]
After 5 Years    $  [__]    $  [__]    $   [__]    $    [__]       $    [__]    $    [__]    $    [__]
After 10 Years   $  [__]    $  [__]    $   [__]    $    [__]       $    [__]    $    [__]    $    [__]
----------------------------------------------------------------------------------------------------------



For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of the period:


                                               Class B        Class C
-------------------------------------------------------------------------------

After 1 Year                                   $   [__]       $   [__]
After 3 Years                                  $   [__]       $   [__]
After 5 Years                                  $   [__]       $   [__]
After 10 Years                                 $   [__]       $   [__]

-------------------------------------------------------------------------------

Portfolio Turnover


The Strategy or an investment company in which the Strategy invests (an "Underlying Portfolio") pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Strategy shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy's performance. During the most recent fiscal year, the Strategy's portfolio turnover rate was [ ]% of the average value of its portfolio.


PRINCIPAL STRATEGIES


Effective on or about January 26, 2017 (the "Effective Date"), the Strategy will implement new principal strategies, as described below.

Until the Effective Date, the Strategy will continue to invest in a combination of underlying mutual funds managed by the Adviser ("Underlying Portfolios"), the underlying investments of which will be in approximately the same investment components and targeted percentages set forth below in the table.

                                    * * * *

Effective on or about January 26, 2017:

The Strategy invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek some opportunities for equity returns without regard to taxes if the related risks are broadly diversified and overall portfolio volatility reflects a preponderance of debt securities. The Strategy also invests in certain Underlying Portfolios with additional investment styles, which are designed to add diversification to the Strategy's investments. In managing the strategy, the Adviser seeks to efficiently diversify between debt and equity investment styles and in diversification investments (described below) to produce the desired risk/return profile of the Strategy. The Strategy targets a weighting of approximately 20% in equity securities of companies, or traditional equity investments, approximately 52% in traditional debt securities and approximately 29% in diversification investments with a goal of providing reduced volatility and modest upside potential. Within the Strategy's traditional equity component, the targeted blend is an equal weighting of growth and value style stocks (approximately 50% each), with approximately 60% of each equity style invested in U.S. companies and the remaining 40% in non-U.S. companies.

The following table shows the target percentages of its net assets that the Strategy will invest in each of the investment components of the Strategy's portfolio indicated as of the date of this Prospectus. The Adviser will allow the relative weightings of the Strategy's investments in equity and debt, growth and value, and in U.S. and non-U.S. company securities to vary in response to market conditions, but ordinarily only by +/- 5% of the Strategy's net assets. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted blends. However, under extraordinary circumstances, such as when market conditions favoring one investment component are compelling, the range may expand to +/- 10% of the Strategy's net assets. The Strategy's targeted percentages may change from time to time without notice to shareholders based on the Adviser's assessment of market conditions.




Asset Class     Investment Component                        Targeted Blend
--------------------------------------------------------------------------
Equity          U.S. Large Cap Growth                           5.25%
                ----------------------------------------------------------
                U.S. Value                                      5.25%
                ----------------------------------------------------------
                U.S. Small/Mid-Cap Growth                       0.75%
                ----------------------------------------------------------
                U.S. Small/Mid-Cap Value                        0.75%
                ----------------------------------------------------------
                International Growth                            4.00%
                ----------------------------------------------------------
                International Value                             4.00%
--------------------------------------------------------------------------
Diversifiers    Volatility Management                          11.50%
                ----------------------------------------------------------
                Multi-Manager Alternative Strategies            6.00%
                ----------------------------------------------------------
                All Market Real Return                          1.50%
                ----------------------------------------------------------
                Inflation Protected Debt Securities             9.50%
--------------------------------------------------------------------------
Bond            Global Core Bond                               24.00%
                ----------------------------------------------------------
                Short-Term, Investment Grade Securities        27.50%
--------------------------------------------------------------------------





The Strategy also invests in Underlying Portfolios that are intended to provide additional diversification by seeking returns that are less sensitive to the general direction of the equity markets. This category of Underlying Portfolios includes the Multi-Manager Alternative Strategies Fund, which is designed to provide exposure to non-traditional and alternative investment strategies through investments allocated to various sub-advisers selected and overseen by the Adviser. These investments will be primarily in four different alternative investment strategies--long/short equity, special situations, credit and global macro. The Strategy invests approximately 6% of its assets in this Underlying Portfolio. Also in this category is the All Market Real Return Portfolio, which invests primarily in instruments that the Adviser expects to outperform broad equity markets during periods of rising inflation. This Underlying Portfolio invests primarily in inflation-indexed fixed-income securities, commodity-related equity securities, commodities (principally through derivative instruments), real estate equity securities, inflation sensitive equity securities, and currencies. The Strategy invests approximately 2% of its assets in this Underlying Portfolio. With the goal of protecting against inflation risk, in addition to its investment in the All Market Real Return Portfolio, the Strategy will directly invest approximately 10% of its assets in inflation-protected debt securities.


As part of its diversification investments, the Strategy also invests approximately 12% of its assets in the Volatility Management Portfolio, which is designed to reduce the overall effect of equity market volatility on the Strategy's portfolio and the effects of adverse market conditions on its performance. Under normal market conditions, this Underlying Portfolio will invest predominantly in equity securities. If the Adviser determines that the equity markets pose disproportionate risks, the Adviser will reduce this Underlying Portfolio's equity investments and invest in fixed-income securities or other non-equity asset classes to reduce the risks of the Strategy's investments in equity securities.


For the Strategy's traditional equity investments, the Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.), which are supported by equity research analysts specializing in growth research, and equity research analysts specializing in value research.


Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's internal growth research staff, which follows over 1,500 U.S. and non-U.S. companies. The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

Each value investment team seeks to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's internal value research staff, which follows over 1,500 U.S. and non-U.S. companies. Teams within the value research staff cover a given industry worldwide to better understand each company's competitive position in a global context. The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of this value investment process, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


In selecting fixed-income investments for the Strategy's traditional debt investments, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings, which may include subspecialties (such as inflation-indexed securities). These fixed-income teams draw on the resources and expertise of the Adviser's internal fixed-income research staff, which includes fixed-income research analysts and economists. All fixed-income securities in which the Strategy invests will be of investment grade at the time of purchase. In the event that the rating of any security held by the Strategy falls below investment grade, the Strategy will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Adviser, such investment is appropriate under the circumstances.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of their currency risk, the Strategy may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Strategy may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps.


PRINCIPAL RISKS

o Market Risk: The value of the Strategy's assets will fluctuate as the stock, bond or commodities markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

o Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") are subject to a higher probability that an issuer will default or fail to meet its payment obligations.


o Interest Rate Risk: Changes in interest rates will affect the value of the Strategy's investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

o Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.


o Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy's investments or reduce its returns.


o Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets, or financial resources.

o Allocation Risk: The allocation of investments among different investment styles, such as equity or debt, growth or value, U.S. or non-U.S. securities, or diversification strategies, may have a more significant effect on the Strategy's net asset value, or NAV, when one of these investments is performing more poorly than another.


o Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

As with all investments, you may lose money by investing in the Strategy.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Strategy by showing:

o how the Strategy's performance changed from year to year over the life of the Strategy; and

o how the Strategy's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Strategy's website at www.ABfunds.com (click on "Investments--Fund Performance").


The Strategy's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2016, the year-to-date unannualized return for Class A shares was [__]%.

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

       9.58   4.70  -19.29  19.06   8.59  -0.05  7.06   6.31   3.56  [   ]
     ----------------------------------------------------------------------
        06     07     08      09     10     11    12     13     14     15

                             Calendar Year End (%)



During the period shown in the bar chart, the Strategy's:

Best Quarter was up [9.90%, 3rd quarter, 2009]; and Worst Quarter was down [-9.60%, 4th quarter, 2008].


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2015)





                                                                                        1 Year       5 Years        10 Years
-------------------------------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                       [__]%         [__]%           [__]%
                 -------------------------------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                                       [__]%         [__]%           [__]%
                 -------------------------------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Strategy Shares           [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                                       [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                                       [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------
Advisor Class    Return Before Taxes                                                       [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------
Class R          Return Before Taxes                                                       [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------
Class K**        Return Before Taxes                                                       [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------
Class I**        Return Before Taxes                                                       [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------
Barclays U.S. Aggregate Bond Index                                                         [__]%         [__]%           [__]%
(reflects no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)                                       [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------
65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index#
(reflects no deduction for fees, expenses, or taxes)                                       [__]%         [__]%           [__]%
-------------------------------------------------------------------------------------------------------------------------------


*     After-tax returns:

      - Are shown for Class A shares only and will vary for other Classes of shares because these Classes have different expense ratios;

      - Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      -     Are  not  relevant  to  investors  who  hold Strategy shares through
            tax-deferred   arrangements  such  as  401(k)  plans  or  individual
            retirement accounts.

** Inception date: 3/1/05 for Class K and Class I shares. Performance information for the period prior to the inception of Class K and Class I shares is the performance of the Strategy's Class A shares adjusted to reflect the respective expense ratios of Class K and Class I shares.

# The information in the 65% Barclays U.S. Aggregate Bond Index/35% S&P 500 Index shows how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO  MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy's portfolio:


Employee                         Length of Service     Title
--------------------------------------------------------------------------------
Daniel J. Loewy                  Since 2013            Senior Vice President
                                                       of the Adviser

Christopher H. Nikolich          Since 2003            Senior Vice President
                                                       of the Adviser

Vadim Zlotnikov                  Since 2013            Senior Vice President
                                                       of the Adviser

ADDITIONAL INFORMATION

For important information about the purchase and sale of Strategy shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 21 of this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF STRATEGY SHARES, TAXES AND FINANCIAL INTERMEDIARIES:

            o     PURCHASE AND SALE OF STRATEGY SHARES

Purchase Minimums
                                             Initial       Subsequent
-------------------------------------------------------------------------
                                             $2,500           $50
Class A/Class C Shares, including
traditional IRAs and Roth IRAs
(Class B shares are not currently offered
to new investors)
-------------------------------------------------------------------------
                                           Less than          $50
Automatic Investment Program                 $2,500       If initial
                                                         investment is
                                                       less than $2,500,
                                                           then $200
                                                         monthly until
                                                        account balance
                                                        reaches $2,500
-------------------------------------------------------------------------
Advisor Class Shares (only available to       None           None
fee-based programs or through other
limited arrangements)
-------------------------------------------------------------------------
Class A, Class R, Class K and Class I         None           None
shares are available at NAV without an
initial sales charge, to 401(k) plans,
457 plans, employer-sponsored 403(b)
plans, profit-sharing and money purchase
pension plans, defined benefit plans, and
non-qualified deferred compensation plans
where plan level or omnibus accounts are
held on the books of a Strategy.
-------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

            o     TAX INFORMATION

Each Strategy may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains and may also be subject to state and local taxes.

            o     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Strategy through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Strategy over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE STRATEGIES' RISKS AND INVESTMENTS
--------------------------------------------------------------------

This section of the Prospectus provides additional information about each Strategy and the Underlying Portfolios, including their investment practices and related risks.

DESCRIPTION OF UNDERLYING PORTFOLIOS

Investment Objectives and Principal Policies of Underlying Portfolios


A brief description of each of the Underlying Portfolios follows. AB Volatility Management Portfolio is a series of the AB Pooling Portfolios ("Pooling"), AB Multi-Manager Alternative Strategies Fund is a series of AB Cap Fund, Inc. ("Cap Fund"), and AB All Market Real Return Portfolio and AB High Yield Portfolio are each a series of AB Bond Fund, Inc. ("Bond Fund"). Additional details are available in each Underlying Portfolio's prospectus or SAI. You may request a free copy of an Underlying Portfolio's prospectus and/or SAI by contacting the
Adviser:


By Mail:           c/o AllianceBernstein Investor Services, Inc.
                   P.O. Box 786003
                   San Antonio, TX 78278-6003

By Phone:          For Information:         (800) 221-5672

                   For Literature:          (800) 227-4618


AB Volatility Management Portfolio has an investment objective of seeking long-term growth of capital and income. This Portfolio is designed to reduce the overall portfolio volatility and the effects of adverse equity market conditions for a blended style investor, such as a Strategy. By reducing the overall equity exposure of a Strategy, the Portfolio seeks to reduce the volatility of the Strategy's overall portfolio and therefore reduce the volatility's negative impact on returns. The Portfolio invests in a wide array of asset classes, including U.S., non-U.S. and emerging market equity and fixed-income securities, commodities, Real estate investment trusts ("REITs") and other real estate-related securities, currencies and inflation-indexed securities. The Portfolio may also invest in derivatives or exchange-traded funds, or ETFs, rather than investing directly in equity securities. In times when the Adviser determines equity market risk to be "normal" and/or that the risk is appropriate to the return potential presented, the Portfolio's assets will be invested predominantly in equities. When the Adviser determines that the risks in the equity markets have risen to a level that is not compensated by the returns offered, the Adviser will reduce (or eliminate) the Portfolio's exposure to equity securities. The Portfolio has the risk that it may not accomplish its purpose if the Adviser does not correctly assess the risks in the equity markets and, consequently, its performance could be affected adversely.

AB Multi-Manager Alternative Strategies Fund has an investment objective of seeking long-term capital appreciation. The Fund invests primarily in non-traditional and alternative investment management strategies, including principally, (i) long/short equity, (ii) special situations, (iii) credit and
(iv) global macro. In order to implement these strategies, the Adviser allocates the Fund's assets among multiple investment sub-advisers. The Adviser may also manage a portion of the Fund's assets directly. The Adviser may determine to allocate the Fund's assets to sub-advisers employing all or a subset of the Strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the Fund's assets to sub-advisers employing other strategies, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies. The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate exposure substantially in excess of the Fund's net assets. The Fund will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. The Fund expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.


AB All Market Real Return Portfolio has an investment objective of maximizing real return over inflation. This Portfolio invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, this Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities, or TIPS, and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies; securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies.

This Portfolio anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation sensitive equities to provide a balance between expected return and inflation protection. The Portfolio may vary its investment allocations among these asset classes, at times significantly.


The Portfolio may invest in derivatives, such as options, futures contracts, forwards and swaps, and intends to use leverage for investment purposes. This Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. This Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.




AB High Yield Portfolio has an investment objective of seeking to maximize total return consistent with prudent investment management. Under normal circumstances, this Portfolio invests at least 80% of its net assets in high yield debt securities.

This Portfolio invests in a diversified mix of high yield, below investment grade debt securities, commonly known as "junk bonds". In selecting securities for purchase or sale by the Portfolio, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. In addition to U.S. fixed-income securities, the Portfolio may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Portfolio expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be more efficient way to alter the Portfolio's exposure. The Adviser may use derivatives to effectively leverage the Portfolio by creating aggregate market exposure substantially in excess of the Portfolio's net assets.



DESCRIPTION OF INVESTMENT PRACTICES OF THE STRATEGIES AND UNDERLYING PORTFOLIOS


Each Strategy will primarily engage or invest directly in one or more of the following investment practices, but also indirectly through investments in one or more of the Underlying Portfolios. Most of these investment practices are discretionary, meaning the Adviser may or may not decide to use them. For the purposes of this discussion, references to a Strategy include an Underlying Portfolio.


DERIVATIVES

Each Strategy may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures contracts, forwards and swaps--each of which is described below. Derivatives include listed and cleared transactions where a Strategy's derivative trade counterparty is an exchange or clearinghouse, and non-cleared, bilateral "over-the-counter" transactions where a Strategy's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

A Strategy's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out an unfavorable position and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Strategy's investment (in some cases, the potential loss is unlimited).

The Strategies' investments in derivatives may include, but are not limited to, the following:

o Forward Contracts. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract, or in the case of a non-deliverable forward, by a cash payment at maturity. The Strategies' investments in forward contracts may include the following:

      - Forward Currency Exchange Contracts. A Strategy may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". A Strategy, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Strategy owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

o Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Strategy may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures contracts or options) or currencies. A Strategy may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

o Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Strategy may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. The Strategies' investments in options include the following:

      - Options on Foreign Currencies. A Strategy may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Strategy and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Strategy may forfeit the entire amount of the premium plus related transaction costs. A Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions".

      - Options on Securities. A Strategy may purchase or write a put or call option on securities. A Strategy may write covered options, which means writing an option for securities the Strategy owns, and uncovered options.

      - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

      - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Strategy may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result, for the call options, from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, from the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases, in the case of the put option, the Strategy has the risk of losing the entire amount paid for the call or put options.

o Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Generally, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

The Strategies' investments in swap transactions include the following:

      - Currency Swaps. A Strategy may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes  as  a  means  of  making  direct  investments  in  foreign currencies, as described below under "Other Derivatives and Strategies--Currency Transactions". Currency swaps involve the exchange by a Strategy with another party of a series of payments in specified currencies. Currency swaps may be bilateral and privately negotiated with the Strategy expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps position. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation, and again upon the termination, of the transaction.

      - Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Unless there is a counterparty default, the risk of loss to the Strategy from interest rate swap transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually entitled to receive.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

            The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Strategy's portfolio or to protect against an increase in the price of securities a Strategy anticipates purchasing at a later date.

      - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

      - Total Return Swaps. A Strategy may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

      - Credit Default Swap Agreements. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Strategy may be either the buyer or seller in the transaction. If a Strategy is a seller, the Strategy receives a fixed rate of income throughout the term of the agreement, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Strategy typically must pay the contingent payment to the buyer, which will be either
            (i) the "par value" (face amount) of the reference obligation in which case the Strategy will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Strategy, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss to the Strategy. If the reference obligation is a defaulted security, physical delivery of the security will cause the Strategy to hold a defaulted security. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

o     Other Derivatives and Strategies

      - Currency Transactions. A Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

      - Synthetic Foreign Equity Securities. The Strategies may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

            The Strategies will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

Adjustable Rate Securities

Each Strategy may invest in adjustable rate securities. Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on adjustable rate securities may lag behind changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Convertible Securities

Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service, Inc. ("Moody's") or BBB-or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Equity-Linked Debt Securities

Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Strategy. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Strategy's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments

Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is a risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Strategy to protect against anticipated changes in interest rates and prices.

Illiquid Securities

Under current Securities and Exchange Commission ("SEC") guidelines, each Strategy limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Strategy has valued the securities. A Strategy that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act ("Rule 144A Securities") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Inflation-Indexed Securities

Inflation-indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Inflation-indexed securities tend to react to change in response to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise and can rise when real interest rates fall. Interest payments on these securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of TIPS increases with inflation and decreases with deflation, as measured by the CPI. When TIPS mature, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

Investment  in  Exchange-Traded  Funds and Other Investment Companies

A Strategy may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940 (the "1940 Act"), or any applicable rules, exemptive orders or regulatory guidance thereunder. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for varying reasons. A Strategy will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

A Strategy may also invest in investment companies other than ETFs, as permitted by the 1940 Act, the rules and regulations thereunder or exemptive orders issued by the SEC. As with ETF investments, if the Strategy acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategy's expenses. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Investments in Below Investment Grade Fixed-Income Securities

A Strategy may invest in high-yield, fixed-income and convertible securities rated below investment grade at the time of purchase, or, if unrated, judged by the Adviser to be of comparable quality. These securities (and comparable unrated securities) are commonly referred to as "junk bonds". The Strategy will generally invest in securities rated at the time of purchase at least Caa- by Moody's or CCC- by S&P or Fitch, or in unrated securities judged by the Adviser to be of comparable quality at the time of purchase. However, from time to time, the Strategy may invest in securities rated in the lowest grades of Moody's, S&P or Fitch, or in unrated securities judged by the Adviser to be of comparable quality, if the Adviser determines that there are prospects for an upgrade or a favorable conversion into equity securities (in the case of convertible securities). Securities rated D by S&P are in default.

Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Strategy may experience difficulty in valuing such securities and, in turn, the Strategy's assets.

The Adviser will try to reduce the risk inherent in investment in below investment grade securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for below investment grade securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Strategy's securities than would be the case if the Strategy did not invest in below investment grade securities.

Mortgage-Backed Securities and Other Asset-Backed Securities

Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investments in the real estate industry in general. The value of mortgage-backed or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-backed securities may occur during periods of falling mortgage interest rates and expose a Strategy to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-backed securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-backed securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-backed security is inaccurately predicted, a Strategy may not be able to realize the rate of return it expected.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduit certificates, or REMICs, pass-through certificates, collateralized mortgage obligations, or CMOs, and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Municipal Securities

Municipal securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Adviser, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Municipal securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

The two principal classifications of municipal securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith and credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some municipal securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years, unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Strategies' Board of Trustees ("Board"), the Adviser will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases or other debt obligations of state or local governmental entities. Some municipal securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.


Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. Municipal securities historically have not been subject to registration with the SEC, although from time to time there have been proposals that would require registration in the future. After purchase by a Strategy, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Strategy. Neither event requires sales of such a security by the relevant Strategy, but the Adviser will consider such event in its determination of whether the Strategy should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to use such changed ratings in a manner consistent with each relevant Strategy's quality criteria.


Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

Non-Traditional and Alternative Investment Strategies

The Strategies' investments in AB Multi-Manager Alternative Strategies Fund may utilize all or some of the following investment strategies:

o Long/Short Equity. A long/short equity strategy typically involves buying and/or selling securities believed to be significantly under- or over-priced by the market in relation to their potential value. Sub-advisers employing a long/short equity strategy generally seek to buy securities in the expectation that they will increase in value (called "going long") and sell securities short in the expectation that they will decrease in value (called "going short"). Long/short equity sub-advisers may invest in one or more countries, including developed and emerging market countries, and may specialize in a specific sector, industry or market capitalization. Many long/short equity advisers hedge portfolios through the use of short sales and/or the use of index options and futures contracts and other derivative products.

      Sub-advisers employing a long/short equity strategy generally employ fundamental and/or quantitative analysis that evaluates the underlying determinants expected to affect the price of securities. The actual research process can be based on a bottom-up approach that first examines the factors affecting a single company or marketplace, or a top-down approach that first analyzes the macroeconomic trends affecting a market or industry. Sub-advisers make use of research, company visits, industry conferences, third-party consultants, and their own expert knowledge in making investment decisions. Fundamental changes at companies may drive changes in investor perception, which impacts the valuation of their securities. A sub-adviser attempts to spot changes in fundamentals; identify where comparable companies are mispriced in relation to each other and buy the undervalued companies and sell short the overvalued ones; and capture the excess return as a perceived mispricing narrows, while attempting to minimize overall net market risk. Factors utilized within this type of analysis include both microeconomic and macroeconomic variables that can influence the price of a given security or set of securities. Sub-advisers may also take an active role in determining the event's outcome. A long/short equity strategy can be affected in a variety of different manners, and the Adviser may allocate Fund assets to sub-advisers that use a variety of techniques, including, but not limited to, hedged equity, long-only, long and/or short biased, market neutral and/or sector-specific strategies.

o Special Situations. Special situations strategies seek to take advantage of information inefficiencies resulting from a particular corporate event. A sub-adviser employing a special situations strategy will take positions in companies that are expected to become the subject of takeovers, liquidations, bankruptcies, tender offers, buybacks, spin-offs, exchange offers, mergers or other types of corporate reorganizations in the hope of profiting on results from the specific event. The goal of a special situations investment strategy is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or non-occurrence, of an extraordinary event. The relevant sub-advisers may take an active role in determining the event's outcome. If the event fails to occur or it does not have the effect foreseen, losses can result. Typically, special situations sub-advisers rely on fundamental research that extends beyond the evaluation of the issues affecting a single company to include an assessment of the legal and structural issues surrounding the extraordinary event or transaction. The Fund's assets are expected to be allocated among sub-advisers that focus on a variety of special situations strategies in diverse geographic regions thereby effectively allocating capital between merger arbitrage, distressed securities, restructurings and other areas of focus for special situations strategies.

      Sub-advisers employing a special situations approach may employ a broad range of investment strategies and techniques to attempt to take advantage of specific events (for example, by using a long/short strategy driven by events). These sub-advisers may utilize techniques involving, among other things, both discretionary and systematic analysis, combinations of top-down and bottom-up theses, quantitative and fundamental approaches, and long- and short-term holding periods, and this type of investment may involve almost any type of security, derivative, claim or instrument, including investments in equities, fixed income securities, currencies, commodities and other financial instruments. Sub-advisers in this category may also employ a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these variables have on equity, fixed income, currency, commodity and other financial instrument markets.

o Credit. Sub-advisers that employ credit strategies generally invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities. This strategy also includes opportunistic trading and investing in securities of distressed companies and high yield securities (commonly known as "junk bonds"). The Fund may be invested in various credit strategies that involve being long and short in different financial instruments, and the credits involved will range from high grade to high yield and distressed debt.

      Sub-advisers investing in the credit sector often pursue distressed or high yield strategies that involve the purchase of securities (including bonds, bank debt and trade claims) that are currently out of favor, have low credit ratings or are affected by other adverse factors. In many cases, the securities are issued by a company that has declared bankruptcy, is about to declare itself bankrupt, or has recently emerged through reorganization from a bankruptcy proceeding.

      Sub-advisers analyze these situations in order to choose those that are believed to have attractive risk/reward characteristics. This may be due to an anticipation of an upgrade in the debt instrument's ratings, expectation that a reorganization will provide greater value, or other business factors that a sub-adviser believes the marketplace has not yet reflected.

      Often, a sub-adviser following this strategy will purchase securities, bank debt or trade claims of companies involved in reorganizing their affairs through the bankruptcy process. Sub-advisers normally follow the proceedings closely, analyzing the various types of securities, particularly those represented by the companies' liabilities. Sub-advisers following this strategy will seek out those investment opportunities with a higher likelihood of being satisfied through the restructuring with consideration higher than the current market level for such securities, or those that will receive valuable new securities worth more than the current market price, in exchange for the existing creditor claim.

      Sub-advisers in the credit sector may also employ relative value strategies that generally seek to profit from the relative mispricing of related financial instruments. These strategies may apply qualitative or quantitative analysis and typically are not dependent on the general direction of broad market movements.

o Global Macro. Global macro strategies aim to identify and exploit imbalances in global economies and asset classes. Though encompassing many approaches and styles, macro strategies are linked by the utilization of macroeconomic and technical market factors, rather than "bottom-up" individual security analysis, as the primary basis for management. Sub-advisers using these strategies generally may invest in all major markets--equities, bonds, currencies and commodities --though not always at the same time, and will typically include long and short positions, leverage and the use of derivatives. Global macro strategies may involve speculative trading in commodity futures contracts, options on such contracts or forward contracts. Sub-advisers employing a global macro approach typically attempt to identify the most attractive markets in which to invest in light of the market factors they consider. Some of these sub-advisers will base their investments on their fundamental determinations of market conditions and market evolutions (the discretionary approach), while others will use quantitative or pre-defined rules to do so (the systematic approach). Some sub-advisers may use a combination of approaches. Sub-advisers employing a global macro approach typically trade in very liquid, deep markets that may allow for the reduction in portfolio risk or other adjustments in positioning over a relatively short period of time.

o Potential for Investment in Other Strategies. The Adviser may determine to allocate the Fund's assets to sub-advisers employing all or a subset of the strategies described above at any one time, and may change those allocations from time to time in its sole discretion and without prior notice to shareholders. In the future, the Adviser may also determine to allocate the Fund's assets to sub-advisers employing other strategies not described in this Prospectus. The Adviser may seek to identify and exploit other strategies that it believes may generate attractive long-term risk-adjusted returns, and may allocate Fund assets to sub-advisers that utilize any number of strategies, including, but not limited to, emerging markets, currency, high-frequency trading, quantitative and real estate-related assets strategies.

Preferred Stock

Each Strategy may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer's common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of shares of common stock per share of preferred stock or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile that non-convertible preferred stock, because its value is related to the price of the issuer's common stock as well as the dividends payable on the preferred stock.

Real Estate Investment Trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments and principal. Similar to investment companies such as the Strategies, REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code. A Strategy will indirectly bear its proportionate share of expenses incurred by REITs in which the Strategy invests in addition to the expenses incurred directly by the Strategy.

Repurchase Agreements and Buy/Sell Back Transactions

Each Strategy may enter into repurchase agreements in which the Strategy purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Strategy at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Strategy to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Strategy would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls

Each Strategy may enter into reverse repurchase agreements and dollar rolls, subject to the Strategies' limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Strategy and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Strategy. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Strategy forgoes principal and interest paid on the securities. A Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities.

Rights and Warrants

Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales

A Strategy may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Strategy does not own, or if the Strategy owns the security, is not to be delivered upon consummation of the sale. When the Strategy makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a gain. Although a Strategy's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited because there is theoretically unlimited potential for the price of a security sold short to increase.

Standby Commitment Agreements

Standby commitment agreements are similar to put options that commit a Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Strategy is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

Structured Products


A Strategy may invest in certain hybrid derivatives-type investments that combine features of a traditional stock or bond with those of, for example, a futures contract or an option. These investments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of investing in underlying securities, commodities or other derivatives, but may potentially be more volatile, less liquid and carry greater market risk than investments in traditional securities. The purchase of a structured product also exposes a Strategy to the credit risk of the issuer of the structured product.


Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or index thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.

Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

A Strategy may also invest in certain hybrid derivatives-type investments that combine features of a traditional bond with those of certain derivatives such as a credit default swap, an interest rate swap or other securities. These investments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Strategy may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivative instruments or other securities. A Strategy's investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Variable, Floating and Inverse Floating-Rate Securities

These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon and Payment-in-Kind Bonds

Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Strategy is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Strategy could be required at times to liquidate other investments in order to satisfy its dividend requirements.

ADDITIONAL RISKS AND OTHER CONSIDERATIONS

Investments in the Strategies involve the special risk considerations described below.

Foreign (Non-U.S.) Securities

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Strategy that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Strategy. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Strategy also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Strategy to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Strategy. These factors may affect the liquidity of a Strategy's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Strategy's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Strategy could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Strategy than that provided by U.S. laws.


In June 2016, the United Kingdom ("UK") voted in a referendum, commonly referred to as "Brexit", to leave the European Union ("EU"). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Strategy's investments.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


Argentina                Hungary                 Peru
Belarus                  India                   Philippines
Belize                   Indonesia               Poland
Brazil                   Iraq                    Russia
Bulgaria                 Ivory Coast             Senegal
Chile                    Jamaica                 Serbia
China                    Jordan                  South Africa
Colombia                 Kazakhstan              South Korea
Croatia                  Lebanon                 Sri Lanka
Dominican Republic       Lithuania               Taiwan
Ecuador                  Malaysia                Thailand
Egypt                    Mexico                  Turkey
El Salvador              Mongolia                Ukraine
Gabon                    Nigeria                 Uruguay
Georgia                  Pakistan                Venezuela
Ghana                    Panama                  Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Strategy. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Strategy to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies

A Strategy that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks or by currency controls or political developments. In light of these risks, a Strategy may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Strategy may also invest directly in foreign currencies for non-hedging purposes on a spot basis (i.e., cash) or through derivatives transactions, such as forward currency exchange contracts, futures contracts and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Strategy's NAV to fluctuate.

Leverage

A Strategy's investments in certain derivatives may effectively leverage the Strategy's portfolio. This means that the Strategy uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of the Strategy's shares and the relatively greater effect on the NAV of the shares. So long as the Strategy is able to realize a return on its investments made with leveraged cash that is higher than the carrying costs of leveraged transactions, the effect of leverage will be to cause the Strategy's shareholders to realize a higher net return than if the Strategy were not leveraged. If the carrying costs of leveraged transactions approach the return on the Strategy's investments made through leverage, the benefit of leverage to the Strategy's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the return to shareholders, the Strategy's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV. In an extreme case, if the Strategy's current investment income were not sufficient to meet the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

Risks of Investments in Fixed-Income Securities

The value of a Strategy's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

In periods of increasing interest rates, a Strategy may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Strategy's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Securities rated Baa (including Baa1, Baa2 and Baa3) or BBB (including BBB+ and BBB-) are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

To the extent that they invest in non-U.S. fixed-income obligations, certain of the Strategies are subject to increased credit risk because of the difficulties of requiring non-U.S. entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of non-U.S. governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, a Strategy may be unable to obtain or enforce judgments against non-U.S. entities.

Unrated Securities

Unrated securities will also be considered for investment by the Strategies when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Strategy to a degree comparable to that of rated securities that are consistent with the Strategy's objective and policies.

Future Developments

A Strategy may take advantage of other investment practices that are not currently contemplated for use by the Strategies, or are not available but may yet be developed, to the extent such investment practices are consistent with the Strategy's investment objective and legally permissible for the Strategy. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies


The Strategies' Board or the Underlying Portfolios' Boards, which include the Pooling Board of Trustees, the Cap Fund Board of Directors and the Bond Fund Board of Directors (together, the "Underlying Portfolio Boards"), may change a Strategy's or an Underlying Portfolio's investment objective without shareholder approval. The Strategy or the Underlying Portfolio will provide shareholders with 60 days' prior written notice of any change to the Strategy's or Underlying Portfolio's investment objective. Unless otherwise noted, all other policies of a Strategy or the Underlying Portfolio may be changed without shareholder approval.


Temporary Defensive Position

For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, a Strategy may reduce its position in equity or fixed-income securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Strategy) debt securities. While a Strategy is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings

A description of the Strategies' and Underlying Portfolios' policies and procedures with respect to the disclosure of portfolio securities is available in the Strategies' SAI.

Cyber Security Risk

Mutual funds, including the Strategies, are susceptible to cyber security risk. Cyber security breaches may allow an unauthorized party to gain access to Strategy assets, customer data, or proprietary information, or cause the Strategies and/or their service providers to suffer data corruption or lose operational functionality. In addition, cyber security breaches at issuers in which a Strategy invests may affect the value of your investment in the Strategy.

INVESTING IN THE STRATEGIES
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Strategy that are offered in this Prospectus. Each Strategy offers seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of Strategy shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing a Share Class" below. Only Class A shares offer Quantity Discounts on sales charges, as described below.

HOW TO BUY SHARES

The purchase of a Strategy's shares is priced at the next-determined NAV after your order is received in proper form.

Class A, Class B and Class C Shares - Shares Available to Retail Investors

Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AB Mutual Fund, or (iii) as otherwise described below.

You may purchase a Strategy's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter, AllianceBernstein Investments, Inc., or ABI. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums
--------------------------------------------------------------------------------
Minimums:*

--Initial:                                                $2,500
--Subsequent:                                             $   50

* Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares                                          None
--Class B shares                                        $100,000
--Class C shares                                      $1,000,000

Other Purchase Information

Your broker or financial intermediary must receive your purchase request by the Strategy Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Strategy Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Shares of the Strategies are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Strategies, the Strategies will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address
(including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W-9 tax status). Subject to the requirements of local law applicable to the offering of Strategy shares, U.S. citizens (i.e., W-9 tax status) residing in foreign countries are permitted to purchase shares of the Strategies through their accounts at U.S. registered broker/dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Strategies' distributor permitting it to accept orders for the purchase and sale of Strategy shares.

The Strategies will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Strategy, have reverted to non-resident status (e.g., a resident alien who has a non-U.S. address at time of purchase).

Tax-Deferred Accounts

Class A shares are also available to the following tax-deferred arrangements:

o     Traditional and Roth IRAs (the minimums listed in the table above apply);

o SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans (no investment minimum); and

o     AllianceBernstein   Link,   AllianceBernstein   Individual   401(k),   and
      AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Advisor Class Shares

You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

The Strategies' SAI has more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K and Class I Shares - Shares Available to Group Retirement Plans

Class A, Class R, Class K and Class I shares are available at NAV without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans").

Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans but only if such plans have at least $250,000 in plan assets or 100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Strategy.

Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in a Strategy.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

Required Information

Each Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potentially criminal activity, the Strategy reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number on your Mutual Fund Application.

General

IRA custodians, plan sponsors, plan fiduciaries, plan record-keepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Strategy shares, including minimum and maximum investment requirements. A Strategy is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts, as described below.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

--------------------------------------------------------------------------------
                           WHAT IS A RULE 12b-1 FEE?

A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Strategy's fee table included in the Summary Information section above.
--------------------------------------------------------------------------------

The amount of Rule 12b-1 and/or service fees for each class of a Strategy's shares is up to:
                                       Distribution and/or Service
                                        (Rule 12b-1) Fee (as a
                                        Percentage of Aggregate
                                       Average Daily Net Assets)
-------------------------------------------------------------------------
Class A                                        0.25%*
Class B                                        1.00%
Class C                                        1.00%
Advisor Class                                  None
Class R                                        0.50%
Class K                                        0.25%
Class I                                        None

* The Rule 12b-1 Plan for the Class A shares provides for payments of up to 0.50% of aggregate average daily net assets, although the Strategies' Board currently limits the payments to 0.25%.

Because these fees are paid out of a Strategy's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Share classes with higher Rule 12b-1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees may be paid to financial intermediaries, including your financial intermediary's firm.

Sales Charges

Class A Shares. You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment.

The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                            Initial Sales Charge
-------------------------------------------------------------------------
                                         as % of           as % of
                                        Net Amount         Offering
Amount Purchased                         Invested           Price
-------------------------------------------------------------------------
Up to $100,000                           4.44%              4.25%
$100,000 up to $250,000                  3.36               3.25
$250,000 up to $500,000                  2.30               2.25
$500,000 up to $1,000,000                1.78               1.75
$1,000,000 and above                     0.00               0.00

Except as noted below, purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class A Shares - Purchases Not Subject to Sales Charges

Each Strategy may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

o persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

o plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Adviser's Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs; or

o certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division, employees of selected dealers authorized to sell a Strategy's shares, and employees of the Adviser.

Please see the Strategies' SAI for more information about purchases of Class A shares without sales charges.

Class B Shares - Deferred Sales Charge Alternative

Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AB Mutual Fund, or (iii) as otherwise described below.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:


Year Since Purchase                                            CDSC
-------------------------------------------------------------------------
First                                                          4.00%
Second                                                         3.00%
Third                                                          2.00%
Fourth                                                         1.00%
Fifth and thereafter                                           None


If you exchange your shares for the Class B shares of another AB Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.


Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative


You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.


Class C shares do not convert to any other class of Strategy shares.

--------------------------------------------------------------------------------
                          HOW IS THE CDSC CALCULATED?

The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
--------------------------------------------------------------------------------

Advisor Class, Class R, Class K and Class I Shares

These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Strategy or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.ABfunds.com (click on "Investments--Understanding Sales Charges & Expenses").


Rights of Accumulation


To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Strategy with the higher of cost or NAV of existing investments in that Strategy, any other AB Mutual Fund, any AB Institutional Fund. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.


Combined Purchase Privileges

A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Strategy into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AB Mutual Fund, including AB Institutional Funds, by:


o an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s);


o a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

o     the employee benefit plans of a single employer; or

o any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

Letter of Intent

An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Strategies offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Strategy or any other AB Mutual Fund within 13 months. The Strategy will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, a Strategy will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records

In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of a Strategy or other AB Mutual Funds held in:

o all of the shareholder's accounts at the Strategies or a financial intermediary; and

o accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

--------------------------------------------------------------------------------
                         Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.
--------------------------------------------------------------------------------

CDSC Waivers

The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

o     permitted exchanges of shares;

o     following the death or disability of a shareholder;

o if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or


o if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Other Programs

Dividend Reinvestment Program

Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Strategy. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Strategy. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". In addition, the Strategy may reinvest your distribution check (and future checks) in additional shares of the Strategy if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.

Dividend Direction Plan

A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.

Automatic Investment Program

The Automatic Investment Program allows investors to purchase shares of a Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Strategies' SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

Systematic Withdrawal Plan

The Strategies offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Strategy account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS

Each share class represents an interest in the same Strategy, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

o     the amount you intend to invest;

o     how long you expect to own shares;

o     expenses associated with owning a particular class of shares;

o whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

o whether a share class is available for purchase (Class R, K and I shares are only offered to group retirement plans, not individuals).

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Strategies' SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of a Strategy. A Strategy is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

You should consult your financial advisor for assistance in choosing a class of Strategy shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

--------------------------------------------------------------------------------
                       WHAT IS A FINANCIAL INTERMEDIARY?

A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
--------------------------------------------------------------------------------

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A, Class C, Class R and Class K shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

--------------------------------------------------------------------------------
Your financial advisor's firm receives compensation from the Strategy, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

Please read the Prospectus carefully for information on this compensation.
--------------------------------------------------------------------------------

Other Payments for Distribution Services and Educational Support


In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2016, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million for distribution services and educational support related to the AB Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. If paid by the Strategies, these expenses are included in "Other Expenses" under "Fees and Expenses of the Strategy--Annual Strategy Operating Expenses" in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  Citigroup Global Markets
  Citizens Securities
  Commonwealth Financial Network
  Donegal Securities
  JP Morgan Securities
  Lincoln Financial Advisors Corp.
  Lincoln Financial Securities Corp.
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Northwestern Mutual Investment Services
  PNC Investments
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  Santander Securities
  SunTrust Bank
  UBS Financial Services
  US Bancorp Investments
  Wells Fargo Advisors

Although the Strategies may use brokers and dealers that sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES


You may exchange your Strategy shares for shares of the same class of other AB Mutual Funds provided that the other fund offers the same class of shares or, in the case of retirement plans, is an investment option under the plan. Exchanges of shares are made at the next-determined NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day's NAV, you must submit your exchange request by the Strategy Closing Time on that day. The Strategies may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES

You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the Exchange is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Financial Intermediary or Retirement Plan

Your financial intermediary or plan recordkeeper must receive your sales request by the Strategy Closing Time and submit it to a Strategy by a pre-arranged time for you to receive that day's NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

Selling Shares Directly to a Strategy

By Mail:

o     Send   a   signed  letter  of  instruction  or  stock  power,  along  with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

o     For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

o For your protection, a bank, a member firm of a national stock exchange, or another eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:

o You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

o ABIS must receive and confirm a telephone redemption request by the Strategy Closing Time for you to receive that day's NAV, less any applicable CDSC.

o For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Strategy nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

o If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

o Redemption requests by electronic funds transfer or check may not exceed $100,000 per Strategy account per day.

o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES

The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks  Associated  With  Excessive  or  Short-Term  Trading Generally. While the
Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell portfolio securities at inopportune times to accommodate redemptions relating to short-term trading activity. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Strategies that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Strategy ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of securities of foreign issuers established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). Each Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy irrespective of its investments in securities of foreign issuers. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies seek to prevent patterns of excessive purchases and sales of Strategy shares to the extent they are detected by the procedures described below, subject to each Strategy's ability to monitor purchase, sale and exchange activity. The
Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategies will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or
      "blocking" future purchase or exchange activity. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE STRATEGIES VALUE THEIR SHARES

The price of each Strategy's shares is based on its NAV, which in turn may be based on the NAVs of the Underlying Portfolios in which it invests. Each Strategy's NAV is calculated on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Strategy invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of the Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

Each Strategy (including each Underlying Portfolio) values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board and the Underlying Portfolio Boards. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, a Strategy may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to the oversight of the Board and the Underlying Portfolio Boards, the Board and the Underlying Portfolio Boards have delegated responsibility for valuing a Strategy's or Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board and the Underlying Portfolio Boards, to value the Strategy's or Underlying Portfolio's assets on behalf of the Strategy or Underlying Portfolio. The Valuation Committee values Strategy or Underlying Portfolio assets as described above. More information about the valuation of a Strategy's or an Underlying Portfolio's assets is available in the Strategy's or Underlying Portfolio's SAI.

MANAGEMENT OF THE STRATEGIES
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Strategy's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June30, 2016 totaling approximately $490 billion (of which approximately $95 billion represented assets of registered investment companies sponsored by the Adviser). As of June 30, 2016, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 18 of the nation's FORTUNE 100 companies), for public employee retirement funds in 26 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 31 registered investment companies managed by the Adviser, comprising approximately 130 separate investment portfolios, had as of June 30, 2016 approximately 2.7 million shareholder accounts.


The Adviser provides investment advisory services for each Strategy and for directing the purchase and sale of the Underlying Portfolios in which they invest. For these advisory services, each Strategy paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as follows.


                                  Fee as a Percentage of
                                        Average Net         Fiscal Year
Strategy                                 Assets*              Ended
------------------------------------------------------------------------


Wealth Appreciation Strategy            [0.53]%               8/31/16
Balanced Wealth Strategy                [0.47]%               8/31/16
Conservative Wealth Strategy            [0.49]%               8/31/16


* Fee stated net of fee waiver and/or expense reimbursement. See "Fees and Expenses of the Strategy" in the Summary Information at the beginning of this Prospectus for more information about the waiver.


A discussion regarding the basis for the Board's approval of the Strategies' investment advisory agreement is available in the Strategies' annual report to shareholders for the fiscal year ended August 31, 2016.


The Adviser serves as the "manager of managers" for AB Multi-Manager Alternative Strategies Fund ("MMAS") and, subject to oversight by MMAS's Board, has ultimate responsibility for monitoring and coordinating the management of MMAS, including rebalancing MMAS's target asset allocations among itself and the sub-advisers, monitoring the sub-advisers for MMAS and ensuring that asset allocations are consistent with MMAS's investment guidelines. The Adviser determines the allocations to MMAS's sub-advisers and may also manage a portion of MMAS's assets directly. The sub-advisers' fees are paid by the Adviser out of its management fee.

The Adviser is also responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy or an
Underlying Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved (including an Underlying Portfolio). When two or more of the clients of the Adviser (including an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of, and investment decisions for, the Strategies are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. The Multi-Asset Solutions Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the persons within the Multi-Asset Solutions Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:

                                           Principal Occupation During
Employee; Year; Title                        the Past Five (5) Years
---------------------------------------------------------------------------
Daniel J. Loewy; since 2013; Senior      Senior Vice President of the
Vice President of the Adviser            Adviser, with which he has been
                                         associated since prior to 2011.

Christopher H. Nikolich; since 2003;     Senior Vice President of the
Senior Vice President of the Adviser     Adviser, with which he has been
                                         associated since prior to 2011.

Vadim Zlotnikov; since 2013; Senior      Senior Vice President and Chief
Vice President of the Adviser            Market Strategist of the Adviser,
                                         with which he has been associated
                                         since prior to 2011.

The   Strategies'  SAI  provides  additional  information  about  the  portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Strategies.

PERFORMANCE OF EQUITY AND FIXED-INCOME INVESTMENT TEAMS

Certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the
Strategies,  as  registered  investment  companies,  are  subject  and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to all the Historical Accounts that have substantially the same investment objectives and policies and substantially similar investment strategies as the Strategies managed by investment teams that manage the Strategies' assets. Performance data is shown for the period during which the relevant investment team of the Adviser managed the Historical Accounts through September 30, 2016. The aggregate assets for the Historical Accounts managed by each investment team as of September 30, 2016 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B, Class C, Class K and Class R shares of the Strategies in accordance with the plan adopted by the Board under SEC Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for U.S. Diversified Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal-weighted basis for periods prior to January 1, 2003 and on an asset-weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset-weighted basis. New accounts are included in the composite investment performance computations at the beginning of the month following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value- or growth-based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth") is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500(TM) Index measures the performance of the small- and mid-capitalization segment of U.S. equities. It includes the approximately 2,500 of the smallest securities based on a combination of their current market cap and current index membership.

The   Russell  2500(TM)  Growth  Index  ("Russell  2500  Growth")  measures  the performance of these Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500(TM) Value Index ("Russell 2500 Value") measures the performance of those Russell 2500 companies with lower price-to-cost ratios and lower forecasted growth values.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, Asia and the Far East.

The unmanaged Barclays U.S. Aggregate Bond Index ("Barclays U.S. Aggregate") is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year.

The Barclays 1 Year Muni Bond Index is an unmanaged market value weighted index comprised of municipal securities with maturities of at least one year and a minimum credit rating of Baa.

The Barclays 5 Year General Obligation Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

Barclays U.S High Yield--2% Issuer Cap Index ("Barclays U.S. High Yield Index") is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed-rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The Index limits the maximum exposure to any one issuer to 2%.

The BofA Merrill Lynch U.S. Treasury 1-3 Year Index ("BofA Merrill Lynch Treasury 1-3 Year Index") is an unmanaged index comprised of U.S. Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures contracts or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data set forth below is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad-based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by the Adviser's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing a Strategy were to perform relatively poorly, and/or if the Adviser were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that is used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

Historical Accounts
--------------------------------------------------------------------------------

Net of fees performance


For periods ended September 30, 2016, with their Aggregate Assets as of September 30, 2016





Investment Teams and                          Assets                                                    Since       Inception
Benchmarks                                 (in millions) 1 Year    3 Years   5 Years    10 Years      Inception       Dates
---------------------------------------------------------------------------------------------------------------------------------
Equity
---------------------------------------------------------------------------------------------------------------------------------
US Large Cap Growth                        $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%       12/31/77

Russell 1000 Growth                                       [__]%     [__]%       [__]%       [__]%           N/A*
---------------------------------------------------------------------------------------------------------------------------------
US Small/Mid Cap Growth                    $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%       12/31/04

Russell 2500 Growth                                       [__]%     [__]%       [__]%       [__]%         [__]%
---------------------------------------------------------------------------------------------------------------------------------
US Small/Mid Cap Value                     $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%       12/31/00

Russell 2500 Value                                            %     [__]%       [__]%       [__]%         [__]%
---------------------------------------------------------------------------------------------------------------------------------
US Diversified Value                       $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%        3/31/99

Russell 1000 Value                                        [__]%     [__]%       [__]%       [__]%         [__]%
---------------------------------------------------------------------------------------------------------------------------------
International Large Cap Growth             $     [__]     [__]-%    [__]%       [__]%       [__]%         [__]%       12/31/90

MSCI EAFE Index                                           [__]%     [__]%       [__]%       [__]%         [__]%
---------------------------------------------------------------------------------------------------------------------------------
International Large Cap Value              $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%        9/30/99

MSCI EAFE Index                                           [__]%     [__]%       [__]%       [__]%         [__]%
---------------------------------------------------------------------------------------------------------------------------------
Taxable Bond
---------------------------------------------------------------------------------------------------------------------------------
U.S. Core Fixed Income                     $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%       12/31/86

Barclays U.S. Aggregate                                   [__]%     [__]%       [__]%       [__]%         [__]%
---------------------------------------------------------------------------------------------------------------------------------
                                           $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%       12/31/86
U.S. High Yield

Barclays U.S. High-Yield Index                            [__]%     [__]%       [__]%       [__]%         [__]%
---------------------------------------------------------------------------------------------------------------------------------
U.S. Low Duration                          $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%       12/31/95

BofA Merrill Lynch Treasury 1-3 Year Index                [__]%     [__]%       [__]%       [__]%         [__]%
---------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds
---------------------------------------------------------------------------------------------------------------------------------
                                           $     [__]     [__]%     [__]%       [__]%       [__]%         [__]%       01/09/89
SCB- Diversified Muni Portfolio

Barclays 1 Year Muni Bond Index                           [__]%     [__]%       [__]%       [__]%           N/A
---------------------------------------------------------------------------------------------------------------------------------
SCB- Short Duration Diversified Muni
   Portfolio                               $     [__]     [__]%         %       [__]%       [__]%         [__]%       10/03/94

Barclays 5 Year General Obligation Muni
   Bond Index                                             [__]%         %       [__]%       [__]%           N/A
---------------------------------------------------------------------------------------------------------------------------------




* The Inception Date for the Russell 1000 Growth Index was December 31, 1978; the total returns for U.S. Large Cap Growth and that benchmark from that date through September 30, 2016 were [__]% and [__]%, respectively.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES

ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to the Strategies' shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategies, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AB Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategy" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy or an Underlying Portfolio owned for more than one year and that are properly designated by a Strategy as capital gains distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gains provided that holding period and other requirements are met by both the shareholder and Strategy.

An investment by a Strategy or an Underlying Portfolio in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's or an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

An Underlying Portfolio's or a Strategy's investment in certain debt obligations may cause them to recognize taxable income in excess of the cash generated by such obligations. Thus, a Strategy or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.


If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Strategy shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Strategy will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders

If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Strategies' SAI for information on how you will be taxed as a result of holding shares in the Strategies.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Strategy reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategies, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating-rate and variable-rate instruments.

Barclays 5-yr Gen'l Obl. Muni Bond Index is an unmanaged composite measure of total return performance for the municipal bond market on those municipal bonds with maturities of five years. The securities in this index include ratings categories A and Aaa.

Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar-denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch) government bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly for sale in the United States.

MSCI ACWI ex U.S. Index is a market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging markets. The MSCI ACWI ex U.S. Index currently consists of 45 country indices comprising 22 developed country indices and 23 emerging market country indices.

S&P 500 Stock Index is a stock market index containing the stocks of 500 U.S. large-cap corporations. Widely regarded as the best single gauge of the U.S. equities market, the S&P 500 Stock Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years. Certain information reflects financial results for a single share of each Strategy. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). Each Strategy's financial statements have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of the independent registered public accounting firm, along with each Strategy's financial statements, are included in each Strategy's annual report, which is available upon request.



AB Wealth Appreciation Strategy

-----------------------------------------------------------------------------------------------------------------
                                        Six Months                           Class A
                                             Ended                     Year Ended August 31,
                                       February 29, -------------------------------------------------------------
                                              2016
                                        (unaudited)         2015         2014         2013       2012       2011
                                       --------------------------------------------------------------------------

Net asset value, beginning of period       $ 14.64       $ 15.76      $ 13.36      $ 11.63    $ 11.26    $ 10.00
                                       --------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .28(b)        .34(b)       .37(b)       .06        .10        .19
Net realized and unrealized gain (loss)
   on investment transactions                (1.18)        (1.11)        2.30         1.77        .46       1.17
                                       --------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.90)         (.77)        2.67         1.83        .56       1.36
                                       --------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.23)         (.35)        (.27)        (.10)      (.19)      (.10)
                                       --------------------------------------------------------------------------
Net asset value, end of period             $ 13.51       $ 14.64      $ 15.76      $ 13.36    $ 11.63    $ 11.26
                                       --------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (6.23)%       (4.89)%      20.21%       15.86%      5.11%     13.58%
Ratios/Supplemental Data
Net assets, end of period (000's
   omitted)                               $334,645      $367,939     $417,381     $382,178   $406,461    $471,196
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                .89 %^        .88 %       1.05 %       1.07 %     1.09 %     1.09%+
   Expenses, before
      waivers/reimbursements(d)               1.01 %^       1.00 %       1.06 %       1.07 %     1.09 %     1.09%+
   Net investment income                      3.92 %^(b)    2.18 %(b)    2.52 %(b)     .48 %      .88 %     1.60%+
Portfolio turnover rate                          3 %           9 %         20 %          4 %       29 %         4%
------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------
                                          Six Months                           Class B
                                               Ended                     Year Ended August 31,
                                         February 29,    --------------------------------------------------------
                                                2016
                                          (unaudited)        2015        2014        2013      2012       2011
                                       --------------------------------------------------------------------------

Net asset value, beginning of period         $ 14.57      $ 15.64     $ 13.20     $ 11.47   $ 11.08     $ 9.84
                                       --------------------------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(a)                  .21(b)       .28(b)      .31(b)     (.02)      .02        .10
Net realized and unrealized gain (loss)
   on investment transactions                  (1.17)       (1.15)       2.23        1.75       .45       1.16
                                       --------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                        (.96)        (.87)       2.54        1.73       .47       1.26
                                       --------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income            (.04)        (.20)       (.10)        - 0 -    (.08)      (.02)
                                       --------------------------------------------------------------------------
Net asset value, end of period               $ 13.57      $ 14.57      $ 15.64    $ 13.20   $ 11.47    $ 11.08
                                       --------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                              (6.60) %     (5.59) %     19.33 %    15.08 %    4.29 %    12.76 %
Ratios/Supplemental Data
Net assets, end of period (000's
   omitted)                                  $17,657      $26,943      $57,541    $77,795   $99,167   $135,139
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                 1.67 %^      1.64 %      1.76 %      1.79 %    1.82 %     1.83 %+
   Expenses, before
      waivers/reimbursements(d)                 1.79 %^      1.76 %      1.77 %      1.79 %    1.82 %     1.83 %+

   Net investment income (loss)                 3.00 %^(b)   1.85%(b)    2.10%(b)    (.17)%     .21 %      .85 %+

Portfolio turnover rate                            3 %          9 %        20 %         4 %      29 %        4 %
------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.




------------------------------------------------------------------------------------------------------------------
                                         Six Months                               Class C
                                              Ended                         Year Ended August 31,
                                        February 29,      --------------------------------------------------------
                                               2016
                                         (unaudited)        2015         2014         2013       2012      2011
                                        --------------------------------------------------------------------------

Net asset value, beginning of period        $ 14.51       $ 15.62      $ 13.21      $ 11.49    $ 11.09    $ 9.85
                                        --------------------------------------------------------------------------
Income From Investment Operations
Net investment income (loss)(a)                 .22(b)        .23(b)       .27(b)      (.03)       .02       .10
Net realized and unrealized gain (loss)
   on investment transactions                 (1.17)        (1.11)        2.27         1.76        .46      1.16
                                        --------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                       (.95)         (.88)        2.54         1.73        .48      1.26
                                        --------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income           (.11)         (.23)        (.13)        (.01)      (.08)     (.02)
                                        --------------------------------------------------------------------------
Net asset value, end of period              $ 13.45       $ 14.51      $ 15.62      $ 13.21    $ 11.49   $ 11.09
                                        --------------------------------------------------------------------------
Total Return

Total investment return based on net
   asset value(c)                             (6.61) %      (5.62) %     19.36 %      15.02 %     4.39 %   12.74 %

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                          $95,541      $108,828      $134,675     $129,818   $141,224  $173,437
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                1.65 %^       1.63 %       1.75 %       1.78 %     1.80 %    1.80 %+
   Expenses, before
      waivers/reimbursements(d)                1.77 %^       1.75 %       1.76 %       1.78 %     1.80 %    1.80 %+
   Net investment income (loss)                3.14 %^(b)    1.51 %(b)    1.84 %(b)    (.22)%      .19 %     .88 %+
Portfolio turnover rate                           3 %           9 %         20 %          4 %       29 %       4 %
--------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------------------------------------------
                                        Six Months                          Advisor Class
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 14.62       $ 15.75        $ 13.37      $ 11.64    $ 11.29   $ 10.02
                                       ----------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .30(b)        .37(b)         .41(b)       .09        .12       .22
Net realized and unrealized gain (loss)
   on investment transactions                (1.18)        (1.11)          2.30         1.79        .46      1.19
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.88)         (.74)          2.71         1.88        .58      1.41
                                       ----------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.27)         (.39)          (.33)        (.15)      (.23)     (.14)
                                       ----------------------------------------------------------------------------

Net asset value, end of period             $ 13.47        $ 14.62       $ 15.75      $ 13.37    $ 11.64   $ 11.29
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (6.12) %       (4.66) %      20.53 %      16.27 %     5.36 %   13.99 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $801,061       $858,681      $921,935     $800,563    $766,969 $716,998
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                .64 %^        .63 %          .75 %        .77 %      .79 %     .79 %+
   Expenses, before
      waivers/reimbursements(d)                .76 %^        .75 %          .76 %        .77 %      .79 %     .79 %+
   Net investment income                      4.16 %^(b)    2.42 %(b)      2.77 %(b)     .74 %     1.07 %    1.79 %+
Portfolio turnover rate                          3 %           9 %           20 %          4 %       29 %       4 %
--------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.



------------------------------------------------------------------------------------------------------------------
                                           Six Months                            Class R
                                                Ended                     Year Ended August 31,
                                         February 29,      -------------------------------------------------------
                                                 2016
                                          (unaudited)         2015        2014        2013      2012      2011
                                       ---------------------------------------------------------------------------

Net asset value, beginning of period          $ 14.51       $ 15.63     $ 13.22     $ 11.45   $ 11.07    $ 9.83
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                          .25(b)        .31(b)      .33(b)      .03       .08       .14
Net realized and unrealized gain (loss)
   on investment transactions                   (1.18)        (1.14)       2.26        1.74       .44      1.16
                                       ---------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                         (.93)         (.83)       2.59        1.77       .52      1.30
                                       ---------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income             (.15)         (.29)       (.18)        - 0 -    (.14)     (.06)
                                       ---------------------------------------------------------------------------
Net asset value, end of period                $ 13.43       $ 14.51     $ 15.63     $ 13.22   $ 11.45   $ 11.07
                                       ---------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                               (6.46) %      (5.33) %    19.75 %     15.46 %    4.78 %   13.21 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                             $3,362        $4,212      $5,665      $5,953    $8,045   $17,480
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                  1.33 %^       1.32 %      1.43 %      1.41 %    1.45 %    1.46 %+
   Expenses, before
      waivers/reimbursements(d)                  1.45 %^       1.44 %      1.44 %      1.41 %    1.45 %    1.46 %+
   Net investment income                         3.59 %^(b)    2.02 %(b)   2.27 %(b)    .21 %     .69 %    1.17 %+
Portfolio turnover rate                             3 %           9 %        20 %         4 %      29 %       4 %
------------------------------------------------------------------------------------------------------------------






-----------------------------------------------------------------------------------------------------------------
                                               Six Months                          Class K
                                                    Ended                   Year Ended August 31,
                                             February 29,   -----------------------------------------------------
                                                     2016
                                              (unaudited)        2015        2014        2013      2012     2011
                                            ---------------------------------------------------------------------

Net asset value, beginning of period              $ 14.54      $ 15.66     $ 13.28     $ 11.57   $ 11.18   $ 9.93
                                            ----------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                              .26(b)       .28(b)      .37(b)      .05       .09      .17
Net realized and unrealized gain (loss)
   on investment transactions                       (1.16)       (1.07)       2.27        1.76       .46     1.18
                                            ----------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                             (.90)        (.79)       2.64        1.81       .55     1.35
                                            ----------------------------------------------------------------------
Less: Dividends
Dividends from net investment income                 (.21)        (.33)       (.26)       (.10)     (.16)    (.10)
                                            ----------------------------------------------------------------------
Net asset value, end of period                    $ 13.43      $ 14.54     $ 15.66      $ 13.28   $ 11.57 $ 11.18
                                            ----------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                                   (6.27) %     (5.07) %    20.12 %      15.78 %    5.07 % 13.53 %
Ratios/Supplemental Data
Net assets, end of period (000's
   omitted)                                       $14,134      $15,751     $17,865      $16,319   $16,616 $21,677
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                      1.02 %^      1.01 %      1.12 %      1.11 %    1.13 %   1.15 %+
   Expenses, before
      waivers/reimbursements(d)                      1.14 %^      1.13 %      1.13 %      1.11 %    1.13 %   1.15 %+
   Net investment income                             3.70 %^(b)   1.85 %(b)   2.48 %(b)    .42 %     .83 %   1.45 %+
Portfolio turnover rate                                 3 %          9 %        20 %         4 %      29 %      4 %
----------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.




--------------------------------------------------------------------------------------------------------------------
                                                 Six Months                           Class I
                                                      Ended                    Year Ended August 31,
                                               February 29,      ---------------------------------------------------
                                                       2016
                                                (unaudited)       2015        2014        2013      2012      2011
                                           -------------------------------------------------------------------------
Net asset value, beginning of period                $ 14.59     $ 15.72     $ 13.34     $ 11.61   $ 11.25   $ 9.99
                                           -------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                                .29(b)      .62(b)      .41(b)      .09       .18      .22
Net realized and unrealized gain (loss)
   on investment transactions                         (1.17)      (1.36)       2.29        1.77       .41     1.18
                                           -------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                               (.88)       (.74)       2.70        1.86       .59     1.40
                                           -------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income                   (.26)       (.39)       (.32)       (.13)     (.23)    (.14)
                                           -------------------------------------------------------------------------
Net asset value, end of period                      $ 13.45     $ 14.59     $ 15.72     $ 13.34   $ 11.61  $ 11.25
                                           -------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                                     (6.13)%     (4.72)%     20.53 %     16.16 %    5.43 %  13.90 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                                   $1,528      $1,781      $4,576      $3,886    $3,934  $10,552
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                         .69 %^      .68 %       .79 %       .79 %     .80 %    .82 %+
   Expenses, before
      waivers/reimbursements(d)                         .81 %^      .80 %       .81 %       .79 %     .80 %    .82 %+
   Net investment income                               4.10 %^(b)  3.99 %(b)   2.78 %(b)    .72 %    1.53 %   1.82 %+
Portfolio turnover rate                                   3 %         9 %        20 %         4 %      29 %      4 %
----------------------------------------------------------------------------------------------------------------------



AB Balanced Wealth Strategy

---------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                            Class A
                                                          Ended                     Year Ended August 31,
                                                   February 29,   ---------------------------------------------------------
                                                           2016
                                                    (unaudited)    2015         2014           2013       2012       2011
                                            -------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 13.49      $ 14.31    $ 12.74        $ 11.85    $ 11.47    $ 10.61
                                            -------------------------------------------------------------------------------
Income From Investment Operations

Net investment income(a)                                  .32(b)       .43(b)     .39(b)         .23        .22        .33
Net realized and unrealized gain (loss) on
   investment transactions                               (.86)        (.93)      1.56            .89        .44        .83
                                            -------------------------------------------------------------------------------
Net increase (decrease) in net asset value
   from operations                                       (.54)        (.50)      1.95           1.12        .66       1.16
                                            -------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income                     (.31)        (.32)      (.38)          (.23)      (.26)      (.30)

Tax return of capital                                    - 0 -        - 0 -      - 0 -           .00(e)    (.02)      - 0 -
                                            --------------------------------------------------------------------------------
Total dividends and distributions                        (.31)        (.32)      (.38)          (.23)      (.28)      (.30)
                                            --------------------------------------------------------------------------------
Net asset value, end of period                        $ 12.64      $ 13.49    $ 14.31        $ 12.74    $ 11.85    $ 11.47
                                            --------------------------------------------------------------------------------
Total Return
Total investment return based on net asset
   value(c)                                             (4.06) %     (3.46) %   15.56 %         9.49 %     5.81 %    10.86 %
Ratios/Supplemental Data
Net assets, end of period (000's omitted)            $658,112     $713,524   $782,044       $732,322   $790,583   $926,599
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                          .87 %^        .85 %      .98 %          .99 %     1.00 %      .99 %+
   Expenses, before
      waivers/reimbursements(d)                          .95 %^        .93 %      .99 %          .99 %     1.00 %      .99 %+
   Net investment income                                4.85 %(b)^    3.07 %(b)  2.87 %(b)      1.87 %     1.93 %     2.77 %+
Portfolio turnover rate                                    7 %           9 %       15 %            4 %       34 %        4 %
------------------------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------------------
                                                     Six Months                               Class B
                                                          Ended                        Year Ended August 31,
                                                   February 29,    ---------------------------------------------------------
                                                           2016
                                                    (unaudited)
                                               -----------------------------------------------------------------------------
                                                                      2015        2014       2013        2012         2011
Net asset value, beginning of period                    $ 13.32     $ 14.13     $ 12.64     $ 11.80    $ 11.40     $ 10.55
                                               -----------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                                   .26(b)       .39(b)      .33(b)      .16        .14         .24
Net realized and unrealized gain (loss) on
   investment transactions                                (.84)        (.98)       1.50         .86        .43         .82
                                               -----------------------------------------------------------------------------
Net increase (decrease) in net asset value
   from operations                                        (.58)        (.59)       1.83        1.02        .57        1.06
                                               -----------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income                      (.13)        (.22)       (.34)       (.18)     (.16)        (.21)
Tax return of capital                                    - 0 -        - 0 -        - 0 -        .00(e)   (.01)        - 0 -
                                               -----------------------------------------------------------------------------
Total dividends and distributions                         (.13)        (.22)       (.34)       (.18)     (.17)        (.21)
                                               -----------------------------------------------------------------------------
Net asset value, end of period                         $ 12.61      $ 13.32     $ 14.13     $ 12.64   $ 11.80      $ 11.40
                                               -----------------------------------------------------------------------------
Total Return
Total investment return based on net asset
   value(c)                                              (4.39)%      (4.19) %    14.75 %      8.66 %    5.06 %      10.04 %
Ratios/Supplemental Data

Net assets, end of period (000's omitted)              $33,512       $52,097   $118,556     $166,923  $230,241     $309,895
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                          1.63 %^        1.61 %     1.69 %      1.70 %    1.72 %      1.72 %+
   Expenses, before
      waivers/reimbursements(d)                          1.71 %^        1.69 %     1.70 %      1.70 %    1.72 %      1.72 %+
   Net investment income                                 3.94 %^(b)     2.79 %(b)  2.41 %(b)   1.26 %    1.25 %      2.06 %+
Portfolio turnover rate                                     7 %            9 %       15 %         4 %      34 %         4 %
-----------------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.



-----------------------------------------------------------------------------------------------------------------------------
                                                 Six Months                                 Class C
                                                      Ended                          Year Ended August 31,
                                               February 29,  ----------------------------------------------------------------
                                                       2016
                                                (unaudited)      2015           2014           2013       2012       2011
                                            ----------------------------------------------------------------------------------
Net asset value, beginning of period                $ 13.32    $ 14.15       $ 12.66        $ 11.82    $ 11.42     $ 10.56
                                            ----------------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                                .27(b)     .33(b)        .30(b)         .15        .14         .24
Net realized and unrealized gain (loss) on
   investment transactions                             (.85)      (.92)         1.54            .87        .43         .83
                                            ----------------------------------------------------------------------------------
Net increase (decrease) in net asset value
   from operations                                     (.58)      (.59)         1.84           1.02        .57        1.07
                                            ----------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income                   (.20)      (.24)         (.35)          (.18)      (.16)       (.21)

Tax return of capital                                 - 0 -       - 0 -         - 0 -           .00(e)    (.01)       - 0 -
                                            ----------------------------------------------------------------------------------
Total dividends and distributions                      (.20)      (.24)         (.35)          (.18)      (.17)       (.21)
                                            ----------------------------------------------------------------------------------
Net asset value, end of period                      $ 12.54    $ 13.32       $ 14.15        $ 12.66    $ 11.82     $ 11.42
                                            ----------------------------------------------------------------------------------
Total Return
Total investment return based on net asset
   value(c)                                           (4.39) %   (4.19) %      14.74 %         8.67 %     5.08 %     10.12 %
Ratios/Supplemental Data

Net assets, end of period (000's omitted)          $198,113   $220,663      $266,720       $262,751   $296,426    $375,644
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                        1.62 %^    1.60 %        1.69 %         1.69 %     1.70 %      1.70 %+
   Expenses, before
      waivers/reimbursements(d)                        1.70 %^    1.68 %        1.69 %         1.69 %     1.70 %      1.70 %+
   Net investment income                               4.11 %^(b) 2.40 %(b)     2.20 %(b)      1.17 %     1.24 %      2.07 %+
Portfolio turnover rate                                   7 %        9 %          15 %            4 %       34 %         4 %
-------------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------------------------------------------


                                                   Six Months                             Advisor Class
                                                        Ended                         Year Ended August 31,
                                                 February 29,      -------------------------------------------------------------
                                                         2016
                                                  (unaudited)       2015          2014         2013         2012          2011
                                               ---------------------------------------------------------------------------------

Net asset value, beginning of period                  $ 13.58     $ 14.40      $ 12.79       $ 11.88     $ 11.51       $ 10.64
                                               ---------------------------------------------------------------------------------
Income From Investment Operations

Net investment income(a)                                  .34(b)      .48(b)       .43(b)        .27         .24           .35
Net realized and unrealized gain (loss)
   on investment transactions                            (.86)       (.94)        1.57           .89         .45           .85
                                               ---------------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                                 (.52)       (.46)        2.00          1.16         .69          1.20
                                               ---------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income                     (.35)       (.36)        (.39)         (.25)       (.30)         (.33)
                                               ---------------------------------------------------------------------------------
Tax return of capital                                   - 0 -        - 0 -        - 0 -          .00(e)     (.02)         - 0 -
                                               ---------------------------------------------------------------------------------
Total dividends and distributions                        (.35)       (.36)        (.39)         (.25)       (.32)         (.33)
                                               ---------------------------------------------------------------------------------
Net asset value, end of period                        $ 12.71     $ 13.58      $ 14.40       $ 12.79     $ 11.88       $ 11.51
                                               ---------------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                                       (3.92)%     (3.21)%      15.94 %        9.81 %      6.09 %       11.24 %
Ratios/Supplemental Data

Net assets, end of period (000's omitted)             $82,421     $94,932     $109,579       $95,982    $103,716      $103,772
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                           .62 %^      .60 %        .68 %         .69 %       .70 %         .69 %+
   Expenses, before
      waivers/reimbursements(d)                           .70 %^      .68 %        .69 %         .69 %       .70 %         .69 %+
   Net investment income                                 5.10 %^(b)  3.42 %(b)    3.17 %(b)     2.14 %      2.12 %        2.93 %+
Portfolio turnover rate                                     7 %         9 %         15 %           4 %        34 %           4 %
----------------------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.



--------------------------------------------------------------------------------------------------------------------------
                                                    Six Months                              Class R
                                                         Ended                       Year Ended August 31,
                                                  February 29,        ----------------------------------------------------
                                                          2016
                                                   (unaudited)        2015        2014        2013       2012       2011
                                         ---------------------------------------------------------------------------------

Net asset value, beginning of period                  $ 13.39      $ 14.21      $ 12.69    $  11.82    $ 11.44    $ 10.58
                                         ---------------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                                  .30(b)       .38(b)       .41(b)      .20        .18        .25
Net realized and unrealized gain (loss)
   on investment transactions                            (.86)        (.92)        1.47         .87        .42        .87
                                         ---------------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                                 (.56)        (.54)        1.88        1.07        .60       1.12
                                         ---------------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income                     (.23)        (.28)        (.36)       (.20)      (.20)      (.26)
Tax return of capital                                    - 0 -        - 0 -       - 0 -         .00(e)    (.02)      - 0 -
                                         ---------------------------------------------------------------------------------
Total dividends and distributions                        (.23)        (.28)        (.36)       (.20)      (.22)      (.26)
                                         ---------------------------------------------------------------------------------
Net asset value, end of period                        $ 12.60      $ 13.39      $ 14.21     $ 12.69    $ 11.82    $ 11.44
Total Return
Total investment return based on net
   asset value(c)                                       (4.21)%      (3.82) %     15.09 %      9.13 %     5.35 %    10.55 %
Ratios/Supplemental Data
Net assets, end of period (000's omitted)               $6,926      $10,762     $11,761     $17,316    $20,020    $34,602
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                          1.27 %^      1.26 %      1.34 %       1.35 %     1.35 %     1.35 %+
   Expenses, before
      waivers/reimbursements(d)                          1.35 %^      1.34 %      1.35 %       1.35 %     1.35 %     1.35 %+
   Net investment income                                  4.51 %^(b)  2.71 %(b)   3.05 %(b)    1.62 %     1.56 %     2.08 %+
Portfolio turnover rate                                      7 %         9 %        15 %          4 %       34 %        4 %
-----------------------------------------------------------------------------------------------------------------------------------






                                        Six Months                           Class K
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 13.44       $ 14.26        $ 12.71      $ 11.83    $ 11.45   $ 10.60
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .31(b)        .38(b)         .35(b)       .22        .23       .32
Net realized and unrealized gain (loss)
   on investment transactions                 (.85)         (.89)          1.58          .88        .43       .82
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.54)         (.51)          1.93         1.10        .66      1.14
                                       ----------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income          (.30)         (.31)          (.38)        (.22)      (.26)     (.29)
Tax return of capital                         - 0 -         - 0 -          - 0 -         .00(e)    (.02)     - 0 -
                                       ----------------------------------------------------------------------------
Total dividends and distributions             (.30)         (.31)          (.38)        (.22)      (.28)     (.29)
                                       ----------------------------------------------------------------------------
Net asset value, end of period             $ 12.60        $ 13.44       $ 14.26      $ 12.71    $ 11.83   $ 11.45
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (4.09) %       (3.55) %      15.44 %       9.40 %     5.85 %   10.74 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $ 27,279       $ 30,439      $ 29,819     $ 25,081    $ 30,538   $ 26,355
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                .96 %^        .95 %         1.03 %       1.04 %     1.02 %    1.04 %+
   Expenses, before
      waivers/reimbursements(d)               1.04 %^       1.03 %         1.04 %       1.04 %     1.02 %    1.04 %+
   Net investment income                      4.76 %^(b)    2.74 %(b)      2.59  %(b)   1.76 %     1.95 %    2.72 %+
Portfolio turnover rate                          7 %           9 %           15 %          4 %       34 %       4 %
--------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.




                                        Six Months                           Class I
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 13.54       $ 14.35        $ 12.76      $ 11.85    $ 11.48   $ 10.62
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .34(b)        .49(b)         .43(b)       .26        .27       .36
Net realized and unrealized gain (loss)
   on investment transactions                 (.87)         (.95)          1.55          .89        .42       .83
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.53)         (.46)          1.98         1.15        .69      1.19
                                       ----------------------------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income          (.34)         (.35)          (.39)        (.24)      (.30)     (.33)
Tax return of capital                         - 0 -         - 0 -          - 0 -         .00(e)    (.02)     - 0 -
                                       ----------------------------------------------------------------------------
Total dividends and distributions             (.34)         (.35)          (.39)        (.24)      (.32)     (.33)
                                       ----------------------------------------------------------------------------
Net asset value, end of period             $ 12.67        $ 13.54       $ 14.35      $ 12.76    $ 11.85   $ 11.48
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (3.96) %       (3.18) %      15.82 %       9.82 %     6.10 %   11.14 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $ 10,398       $ 11,912      $ 14,204     $ 12,653    $ 12,925   $ 21,796
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                .63 %^        .62 %          .70 %        .71 %      .70 %     .71 %+
   Expenses, before
      waivers/reimbursements(d)                .71 %^        .70 %          .71 %        .71 %      .70 %     .71 %+
   Net investment income                      5.10 %^(b)    3.45 %(b)      3.14  %(b)   2.12 %     2.34 %    3.00 %+
Portfolio turnover rate                          7 %           9 %           15 %          4 %       34 %       4 %
--------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.

AB Conservative Wealth Strategy
--------------------------------------------------------------------------------




                                        Six Months                           Class A
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 12.18       $ 12.43        $ 11.59      $ 11.34    $ 11.17   $ 10.66
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .22(b)        .28(b)         .23(b)       .20        .23       .26
Net realized and unrealized gain (loss)
   on investment transactions                 (.41)         (.48)           .82          .25        .20       .51
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.19)         (.20)          1.05          .45        .43       .77
                                       ----------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.26)         (.05)          (.21)        (.20)      (.26)     (.26)
                                       ----------------------------------------------------------------------------
Net asset value, end of period             $ 11.73        $ 12.18       $ 12.43      $ 11.59    $ 11.34   $ 11.17
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (1.59) %       (1.59) %       9.20 %       3.93 %     3.93 %    7.23 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $178,509       $189,751      $209,189     $219,653    $255,748   $292,825
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                .95 %^        .92 %         1.02 %       1.03 %     1.02 %    1.01 %+
   Expenses, before
      waivers/reimbursements(d)               1.01 %^        .98 %         1.03 %       1.03 %     1.02 %    1.01 %+
   Net investment income                      3.72 %^(b)    2.28 %(b)      1.88  %(b)   1.70 %     2.08 %    2.34 %+
Portfolio turnover rate                          4 %           6 %           11 %          4 %       21 %       4 %
--------------------------------------------------------------------------------------------------------------------






                                        Six Months                           Class B
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 12.00       $ 12.29        $ 11.50      $ 11.29    $ 11.10   $ 10.60
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .17(b)        .22(b)         .15(b)       .12        .16       .18
Net realized and unrealized gain (loss)
   on investment transactions                 (.40)         (.51)           .81          .24        .19       .50
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.23)         (.29)           .96          .36        .35       .68
                                       ----------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.14)         - 0 -          (.17)        (.15)      (.16)     (.18)
                                       ----------------------------------------------------------------------------
Net asset value, end of period             $ 11.63        $ 12.00       $ 12.29      $ 11.50    $ 11.29   $ 11.10
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (1.95) %       (2.36) %       8.46 %       3.17 %     3.21 %    6.43 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $ 11,976       $ 18,706      $ 37,181     $ 52,372    $ 76,229   $101,883
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)               1.70 %^       1.68 %         1.73 %       1.74 %     1.75 %    1.74 %+
   Expenses, before
      waivers/reimbursements(d)               1.76 %^       1.74 %         1.74 %       1.74 %     1.75 %    1.74 %+
   Net investment income                      2.78 %^(b)    1.80 %(b)      1.28  %(b)   1.06 %     1.42 %    1.61 %+
Portfolio turnover rate                          4 %           6 %           11 %          4 %       21 %       4 %
--------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.



                                        Six Months                            Class C
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 12.00       $ 12.29        $ 11.50      $ 11.29    $ 11.10   $ 10.60
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .17(b)        .19(b)         .14(b)       .11        .15       .18
Net realized and unrealized gain (loss)
   on investment transactions                 (.41)         (.48)           .82          .25        .21       .50
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.24)         (.29)           .96          .36        .36       .68
                                       ----------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.19)         - 0 -          (.17)        (.15)      (.17)     (.18)
                                       ----------------------------------------------------------------------------

Net asset value, end of period             $ 11.57        $ 12.00       $ 12.29      $ 11.50    $ 11.29   $ 11.10
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (1.99) %       (2.36) %       8.47 %       3.18 %     3.24 %    6.43 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $ 77,563       $ 83,574      $ 95,109     $104,830    $124,847   $148,245
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)               1.70 %^       1.68 %         1.73 %       1.73 %     1.73 %    1.72 %+
   Expenses, before
      waivers/reimbursements(d)               1.76 %^       1.74 %         1.73 %       1.73 %     1.73 %    1.72 %+
   Net investment income                      2.93 %^(b)    1.54 %(b)      1.20  %(b)    .98 %     1.39 %    1.63 %+
Portfolio turnover rate                          4 %           6 %         11 %            4 %       21 %       4 %
--------------------------------------------------------------------------------------------------------------------






                                        Six Months                         Advisor Class
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 12.24       $ 12.48        $ 11.62      $ 11.35    $ 11.19   $ 10.68
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .25(b)        .33(b)         .24(b)       .24        .27       .29
Net realized and unrealized gain (loss)
   on investment transactions                 (.43)         (.49)           .85          .24        .19       .51
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.18)         (.16)          1.09          .48        .46       .80
                                       ----------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.28)         (.08)          (.23)        (.21)      (.30)     (.29)
                                       ----------------------------------------------------------------------------

Net asset value, end of period             $ 11.78        $ 12.24       $ 12.48      $ 11.62    $ 11.35   $ 11.19
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (1.49) %       (1.31) %       9.52 %       4.27 %     4.22 %    7.52 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $ 12,259       $ 13,802      $ 16,800     $ 11,701    $ 13,501   $ 17,706
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                .70 %^        .67 %          .72 %        .73 %      .72 %     .71 %+
   Expenses, before
      waivers/reimbursements(d)                .76 %^        .73 %          .73 %        .73 %      .72 %     .71 %+
   Net investment income                      4.11 %^(b)    2.66 %(b)      1.97  %(b)   2.03 %     2.40 %    2.63 %+
Portfolio turnover rate                          4 %           6 %         11 %            4 %       21 %       4 %
--------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.




                                        Six Months                            Class R
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 12.15       $ 12.42        $ 11.60      $ 11.37    $ 11.19   $ 10.67
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .22(b)        .25(b)         .19(b)       .15        .22       .21
Net realized and unrealized gain (loss)
   on investment transactions                 (.43)         (.50)           .82          .25        .16       .53
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.21)         (.25)          1.01          .40        .38       .74
                                       ----------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.21)         (.02)          (.19)        (.17)      (.20)     (.22)
                                       ----------------------------------------------------------------------------

Net asset value, end of period             $ 11.73        $ 12.15       $ 12.42      $ 11.60    $ 11.37   $ 11.19
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (1.72) %       (2.02) %       8.84 %       3.53 %     3.46 %    6.93 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $  4,176       $  5,632      $  7,237     $  7,280    $  8,059   $ 15,068
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)               1.33 %^       1.34 %         1.39 %       1.39 %     1.39 %    1.39 %+
   Expenses, before
      waivers/reimbursements(d)               1.39 %^       1.40 %         1.39 %       1.39 %     1.39 %    1.39 %+
   Net investment income                      3.65 %^(b)    2.00 %(b)      1.54  %(b)   1.27 %     1.94 %    1.86 %+
Portfolio turnover rate                          4 %           6 %         11 %            4 %       21 %       4 %
--------------------------------------------------------------------------------------------------------------------





                                        Six Months                            Class K
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 12.15       $ 12.41        $ 11.57      $ 11.32    $ 11.16   $ 10.65
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .22(b)        .27(b)         .24(b)       .18        .20       .23
Net realized and unrealized gain (loss)
   on investment transactions                 (.42)         (.49)           .81          .26        .22       .53
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.20)         (.22)          1.05          .44        .42       .76
                                       ----------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.25)         (.04)          (.21)        (.19)      (.26)     (.25)
                                       ----------------------------------------------------------------------------

Net asset value, end of period             $ 11.70        $ 12.15       $ 12.41      $ 11.57    $ 11.32   $ 11.16
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (1.64) %       (1.73) %       9.22 %       3.91 %     3.82 %    7.18 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $  7,949       $  8,204      $  8,611     $  8,519    $  9,039   $  7,684
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)               1.04 %^       1.01 %         1.08 %       1.07 %     1.05 %    1.08 %+
   Expenses, before
      waivers/reimbursements(d)               1.10 %^       1.07 %         1.08 %       1.07 %     1.05 %    1.08 %+
   Net investment income                      3.61 %^(b)    2.19 %(b)      1.97  %(b)   1.58 %     1.82 %    2.05 %+
Portfolio turnover rate                          4 %           6 %         11 %            4 %       21 %       4 %
--------------------------------------------------------------------------------------------------------------------




See footnotes on page ___.




                                        Six Months                           Class I
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

Net asset value, beginning of period       $ 12.21       $ 12.46        $ 11.60      $ 11.33    $ 11.17   $ 10.66
                                       ---------------------------------------------------------------------------
Income From Investment Operations
Net investment income(a)                       .24(b)        .41(b)         .31(b)       .23        .35       .28
Net realized and unrealized gain (loss)
   on investment transactions                 (.42)         (.59)           .78          .25        .11       .52
                                       ----------------------------------------------------------------------------
Net increase (decrease) in net asset
   value from operations                      (.18)         (.18)          1.09          .48        .46       .80
                                       ----------------------------------------------------------------------------
Less: Dividends
Dividends from net investment income          (.28)         (.07)          (.23)        (.21)      (.30)     (.29)
                                       ----------------------------------------------------------------------------

Net asset value, end of period             $ 11.75        $ 12.21       $ 12.46      $ 11.60    $ 11.33   $ 11.17
                                       ----------------------------------------------------------------------------
Total Return
Total investment return based on net
   asset value(c)                            (1.51) %       (1.41) %       9.54 %       4.26 %     4.19 %    7.49 %
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                        $    450       $    454      $    538     $    874    $  1,118   $  2,868
Ratio to average net assets of:
   Expenses, net of
      waivers/reimbursements(d)                .72 %^        .70 %          .75 %        .75 %      .73 %     .74 %+
   Expenses, before
      waivers/reimbursements(d)                .78 %^        .76 %          .75 %        .75 %      .73 %     .74 %+
   Net investment income                      3.96 %^(b)    3.32 %(b)      2.56  %(b)   1.98 %     3.04 %    2.45 %+
Portfolio turnover rate                          4 %           6 %         11 %            4 %       21 %       4 %
--------------------------------------------------------------------------------------------------------------------




(a)   Based on average shares outstanding.

(b)   Net of fees and expenses waived/reimbursed by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Strategy distributions or the redemption of Strategy shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Expense ratios do not include expenses of the AB Pooling Portfolios and MMAS in which the Strategy invests. For the periods shown below, the estimated annualized blended expense ratios of the AB Pooling Portfolios and MMAS including interest expense were as follows:





                                        Six Months                           Class I
                                             Ended                      Year Ended August 31,
                                       February 29     ------------------------------------------------------------
                                              2016
                                       (unaudited)          2015         2014         2013       2012      2011
                                       ----------------------------------------------------------------------------

AB Wealth Appreciation Strategy           .39%^          .38%          .05%          .04%       .03%      .03%
AB Balanced Wealth Strategy               .29%^          .27%          .05%          .04%       .03%      .03%
AB Conservative Wealth Strategy           .22%^          .21%          .04%          .03%       .03%      .03%




(e)   Amount is less than $.005

^     Annualized.

+     The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

A settlement agreement between the Adviser and the New York State Attorney General requires the Strategies to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategy" in the Summary Information at the beginning of this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year, including an initial sales charge of 4.25%. The current annual expense ratio for each Strategy is the same as stated under "Fees and Expenses of the Strategy". If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Hypothetical Fee and Expense Calculator" on www.ABfunds.com (click on "Investments--Understanding Sales Charges and Expenses--Hypothetical Fee & Expense Calculator"). Your actual expenses may be higher or lower.

AB Wealth Appreciation Strategy
--------------------------------------------------------------------------------




                                Hypothetical        Investment                               Hypothetical
             Hypothetical       Performance           After              Hypothetical           Ending
Year          Investment          Earnings           Returns               Expenses           Investment
----------------------------------------------------------------------------------------------------------
1          $  10,000,000       $ [_________]       $ [_________]        $ [_________]        $ [_________]
2            [_________]         [_________]         [_________]          [_________]          [_________]
3            [_________]         [_________]         [_________]          [_________]          [_________]
4            [_________]         [_________]         [_________]          [_________]          [_________]
5            [_________]         [_________]         [_________]          [_________]          [_________]
6            [_________]         [_________]         [_________]          [_________]          [_________]
7            [_________]         [_________]         [_________]          [_________]          [_________]
8            [_________]         [_________]         [_________]          [_________]          [_________]
9            [_________]         [_________]         [_________]          [_________]          [_________]
10           [_________]         [_________]         [_________]          [_________]          [_________]
----------------------------------------------------------------------------------------------------------
Cumulative                     $ [_________]                            $ [_________]







AB Balanced Wealth Strategy
--------------------------------------------------------------------------------------------------------


                                Hypothetical        Investment                               Hypothetical
             Hypothetical       Performance           After              Hypothetical           Ending
Year          Investment          Earnings           Returns               Expenses           Investment
----------------------------------------------------------------------------------------------------------
1          $  10,000,000       $ [_________]       $ [_________]        $ [_________]        $ [_________]
2            [_________]         [_________]         [_________]          [_________]          [_________]
3            [_________]         [_________]         [_________]          [_________]          [_________]
4            [_________]         [_________]         [_________]          [_________]          [_________]
5            [_________]         [_________]         [_________]          [_________]          [_________]
6            [_________]         [_________]         [_________]          [_________]          [_________]
7            [_________]         [_________]         [_________]          [_________]          [_________]
8            [_________]         [_________]         [_________]          [_________]          [_________]
9            [_________]         [_________]         [_________]          [_________]          [_________]
10           [_________]         [_________]         [_________]          [_________]          [_________]
----------------------------------------------------------------------------------------------------------
Cumulative                     $ [_________]                            $ [_________]







AB Conservative Wealth Strategy
--------------------------------------------------------------------------------------------------------



                                Hypothetical        Investment                               Hypothetical
             Hypothetical       Performance           After              Hypothetical           Ending
Year          Investment          Earnings           Returns               Expenses           Investment
----------------------------------------------------------------------------------------------------------
1          $  10,000,000       $ [_________]       $ [_________]        $ [_________]        $ [_________]
2            [_________]         [_________]         [_________]          [_________]          [_________]
3            [_________]         [_________]         [_________]          [_________]          [_________]
4            [_________]         [_________]         [_________]          [_________]          [_________]
5            [_________]         [_________]         [_________]          [_________]          [_________]
6            [_________]         [_________]         [_________]          [_________]          [_________]
7            [_________]         [_________]         [_________]          [_________]          [_________]
8            [_________]         [_________]         [_________]          [_________]          [_________]
9            [_________]         [_________]         [_________]          [_________]          [_________]
10           [_________]         [_________]         [_________]          [_________]          [_________]
----------------------------------------------------------------------------------------------------------
Cumulative                     $ [_________]                            $ [_________]



For more information about the Strategies, the following documents are available upon request:

o ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Each Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

o STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:


By Mail:             AllianceBernstein Investor Services, Inc.
                     P.O. Box 786003
                     San Antonio, TX 78278-6003

By Phone:            For Information: (800) 221-5672
                     For Literature: (800) 227-4618


On the Internet:     www.ABfunds.com


Or you may view or obtain these documents from the SEC:

o Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

o Reports and other information about each Strategy are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-1520.


You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.ABfunds.com.


The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05088


                                                                   PRO-0106-1215

[A/B]
LOGO

                               THE AB PORTFOLIOS:

> AB Wealth Appreciation Strategy
  (Class A - AWAAX; Class B - AWABX; Class C -
  AWACX; Class R  - AWARX; Class K - AWAKX;
  Class I - AWAIX; Advisor Class - AWAYX)

> AB Balanced Wealth Strategy
  (Class A - ABWAX; Class B - ABWBX; Class C -
  ABWCX; Class R - ABWRX; Class K - ABWKX;
  Class I - ABWIX; Advisor Class - ABWYX)

> AB Conservative Wealth Strategy
  (Class A - ABPAX; Class B - ABPBX; Class C -
  ABPCX; Class R - APPRX; Class K - APPKX;
  Class I - APPIX; Advisor Class - ABPYX)


                        (collectively, the "Strategies")
--------------------------------------------------------------------------------

                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618
--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                               December 30, 2016


--------------------------------------------------------------------------------


            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with, the Strategies' current prospectus, dated December 30, 2016, of the AB Wealth Strategies that offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of the AB Wealth Appreciation Strategy ("Wealth Appreciation Strategy"), the AB Balanced Wealth Strategy ("Balanced Wealth Strategy") and the AB Conservative Wealth Strategy ("Conservative Wealth Strategy") (each a "Strategy" and together, the "Strategies"). Financial statements for the Strategies for the fiscal year ended August 31, 2015 are included in the Strategies' annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.ABfunds.com.


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                               TABLE OF CONTENTS
                               -----------------
                                                                            Page

DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS....................3

INVESTMENT RESTRICTIONS.......................................................48

MANAGEMENT OF THE STRATEGIES..................................................50

EXPENSES OF THE STRATEGIES....................................................77

PURCHASE OF SHARES............................................................87

REDEMPTION AND REPURCHASE OF SHARES..........................................113

SHAREHOLDER SERVICES.........................................................116

NET ASSET VALUE..............................................................119

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................123

PORTFOLIO TRANSACTIONS.......................................................131

GENERAL INFORMATION..........................................................136

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM..............................................................162

APPENDIX A - PROXY VOTING POLICY STATEMENT ..................................A-1


The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

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          DESCRIPTION OF THE STRATEGIES AND THE UNDERLYING PORTFOLIOS

--------------------------------------------------------------------------------

Introduction to the Strategies
------------------------------


            The AB Portfolios (the "Trust") is comprised of the five Strategies and the AB Growth Fund. The AB Growth Fund is offered through a separate prospectus and statement of additional information. The Trust is a diversified, open-end investment company.


            Except as otherwise noted, the investment objective and policies of the Strategies are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Trustees (the "Board" or the "Trustees") without shareholder approval. However, the Strategies will not change their investment objectives without at least 60 days' prior written notice to shareholders. There is no guarantee that the Trust will achieve its investment objectives. Whenever any investment policy or restriction states a percentage of a Strategy's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Strategy's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net asset value ("NAV") will not be considered a violation of such percentage limitation.


            Each Strategy primarily invests directly in securities but currently also invests in certain portfolios of The AB Pooling Portfolios, AB Bond Fund, Inc. and the AB Cap Fund, Inc. representing asset classes and investment styles (the "Underlying Portfolios") that are also managed by AllianceBernstein L.P., the Strategies' investment adviser (the "Adviser").


Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Strategies' investment policies and practices supplements the information set forth in the Prospectus.

            The investment practices described below may be used by the Strategies either directly, or for those Strategies that invest in Underlying Portfolios, indirectly. For purposes of this section, except where otherwise noted, discussion regarding the investment practices of the Strategies should be read to include the investment practices of the Underlying Portfolios. Investing in shares of the Underlying Portfolios involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Strategies, including other operating expenses.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            The Underlying Portfolios may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

            A Strategy may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives -- options, futures contracts, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Strategy, are described below. Derivatives include listed and cleared transactions where the Strategy's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions where the Strategy's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. A Strategy may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.


            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying security, commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the security, commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.


            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).


            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.


            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            --Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Strategies' interest.

            --Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Strategies' investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            --Credit Risk. This is the risk that a loss may be sustained by the Strategies as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Strategies consider the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            --Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Strategy's counterparty to perform its obligations under the transaction. If the counterparty defaults, a Strategy will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Strategy could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Strategy. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Strategy to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.


            New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Strategy is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.


            --Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            --Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            --Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Strategy's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which a Strategy invests and its ability to execute its investment strategy.

            --Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Strategy. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Strategy's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Strategy's investment objective.


            Other. A Strategy may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures contracts, commodity options, certain swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies that are commodity pools are subject to additional recordkeeping, reporting and disclosure requirements. The Strategies have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA and are not currently subject to these recordkeeping, reporting and disclosure requirements under the CEA. The trading exemption in Rule 4.5 is not available to the Volatility Management Underlying Portfolio and the Multi Manager Alternatives Strategies Underlying Portfolio and the Adviser has registered as a CPO with respect to these Underlying Portfolios. This registration subjects these Underlying Portfolios to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with Securities and Exchange Commission ("SEC") disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.


Use of Options, Futures Contracts, Forwards and Swaps by the Strategies
-----------------------------------------------------------------------

            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            Each Strategy may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Strategy from adverse changes in the relationship between the U.S. Dollar and other currencies. The Strategies may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. A Strategy may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Strategy may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Strategy may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. For example, a Strategy may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Strategy would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Strategy may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Strategy would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            --Options On Securities. A Strategy may write and purchase call and put options on securities. In purchasing an option on securities, a Strategy would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Strategy would experience a loss not greater than the premium paid for the option. Thus, a Strategy would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy.

            A Strategy may also purchase call options to hedge against an increase in the price of securities that the Strategy anticipates purchasing in the future. If such increase occurs, the call option will permit the Strategy to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Strategy upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Strategy and the Strategy will suffer a loss on the transaction to the extent of the premium paid.

            A Strategy may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Strategy to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Strategy will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Strategy may write a put or call option in return for a premium, which is retained by a Strategy whether or not the option is exercised. A Strategy may write covered options or uncovered options. A call option written by a Strategy is "covered" if the Strategy owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Strategy is covered if the Strategy holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Strategy wrote a naked call option and the price of the underlying security increased, the Strategy would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Strategy may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, a Strategy undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Strategy will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Strategy may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Strategy limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Strategy assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Strategy will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Strategy to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Strategy may write (sell) covered call and put options and purchase call and put options on securities indices. If a Strategy purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Strategy's investments does not decline as anticipated, or if the value of the option does not increase, the Strategy's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Strategy's security holdings.

            A Strategy may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Strategy has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Strategy has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value of the index is significantly below or above the exercise price of the written option, the Strategy could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Strategy to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Strategy holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Strategy will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Strategy is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Strategy owns.

            --Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Strategy may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Strategy has the risk of losing the entire amount paid for the call or put options.

            --Options on Foreign Currencies. A Strategy may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Strategies may purchase put options on the foreign currency. If the value of the currency does decline, the Strategy will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Strategies may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Strategy from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Strategy could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Strategy may write options on foreign currencies for hedging purposes or to increase return. For example, where a Strategy anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Strategy could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Strategy to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Strategy will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Strategies also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Strategy may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Strategy may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. For example, a Strategy may purchase call options in anticipation of an increase in the market value of a currency. A Strategy would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transactions costs. Otherwise, a Strategy would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Strategy for the purpose of benefiting from a decline in the value of a currency that a Strategy does not own. A Strategy would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Strategy would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Strategy will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Strategy would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Strategy may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Strategy may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Strategy's current or intended investments in fixed-income securities. For example, if a Strategy owned long-term bonds and interest rates were expected to increase, that Strategy might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Strategy's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Strategy to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Strategy's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Strategy from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Strategy could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Strategy's cash reserves could then be used to buy long-term bonds on the cash market.

            A Strategy may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Strategy may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Strategy's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, the Strategies could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Strategy purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Strategy will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Strategy may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Strategy may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Strategy may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Strategy may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures contracts are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts are used for hedging or risk management purposes to attempt to protect a Strategy's current or intended investments from broad fluctuations in stock or bond prices. For example, a Strategy may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Strategy's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Strategy is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Strategy intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Strategies will be traded on U.S. exchanges.


            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Strategy's portfolio. If the futures price at expiration of the option is below the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Strategy's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Strategy will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Strategy intends to purchase. If a put or call option a Strategy has written is exercised, the Strategy will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Strategy's losses from exercised options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


            A Strategy may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Strategy could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Strategy will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Strategy will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Strategy could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Strategy will suffer a loss equal to the price of the call, but the securities that the Strategy intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Strategies may be either the buyer or seller in the transaction. As a seller, a Strategy receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Strategy typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Strategy will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Strategy as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Strategy. If a Strategy is a buyer and no credit event occurs, the Strategy will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Strategy had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Strategy may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by a Strategy with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Strategy expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A Strategy will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            --Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

            --Swaps: Interest Rate Transactions. A Strategy may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Strategy anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Strategy from interest rate transactions is limited to the net amount of interest payments that the Strategy is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Strategy's risk of loss consists of the net amount of interest payments that the Strategy is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Strategy with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Strategy receiving or paying, as the case may be, only the net amount of the two payments).

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Strategy will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            --Total Return Swaps. A Strategy may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the referenced asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment or make a payment to the counterparty.

            --Variance and Correlation Swaps. A Strategy may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            --Synthetic Foreign Equity Securities. A Strategy may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Strategy. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Strategy may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Strategy's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Strategy also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Strategy's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures contracts and options on futures contracts, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Event-linked Securities
-----------------------

            Event-linked securities are variable rate or fixed rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes. The most common type of fixed-income securities are known as "catastrophe" or "CAT" bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities' maturity, a Strategy may lose all or a portion of its principal and forgo additional interest.

            These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Strategy holds a fixed-income security that covers an insurer's losses due to a hurricane with a "trigger" at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Strategy will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Strategy will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

            Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times. These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities ("junk bonds"). The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). The use of forward commitments enables a Strategy to protect against anticipated changes in exchange rates, interest rates and/or prices. When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Strategy assumes the rights and risks of ownership of the security, but the Strategy does not pay for the securities until they are received. If a Strategy is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Strategy's volatility of returns.

            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            At the time a Strategy intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Strategy subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Strategy may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Strategy determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Strategy may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Strategy will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Strategy's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Strategy may be adversely affected.

Illiquid Securities
-------------------

            A Strategy will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Strategy's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers); (b) OTC options and assets used to cover OTC options; and (c) repurchase agreements not terminable in seven days.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities ("Rule 144A Securities") to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Strategy's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Strategy, however, could affect adversely the marketability of such portfolio securities and a Strategy might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in each Strategy's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("SEC") interpretation or position with respect to such type of securities.

Investments in Pre-IPO Securities
---------------------------------


            The Strategies may invest in pre-IPO securities. Pre-IPO securities, or venture capital investments, are investments in new and early stage companies, often funded by venture capital and referred to as "venture capital companies", whose securities have not been offered to the public and are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Strategies may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company's public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Strategies from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.


Investment in Exchange-Traded Funds and Other Investment Companies
------------------------------------------------------------------

            The Strategies may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. The Strategies will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            The Strategies may also invest in investment companies other than ETFs, as permitted by the 1940 Act, the rules and regulations thereunder or exemptive orders issued by the SEC. As with ETF investments, if the Strategies acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Strategies' expenses. The Strategies intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
-----------------------------


            The Strategies may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Generally, under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.


            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Strategy will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Strategy in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Strategy will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Strategy amounts equal to any income or other distribution from the securities.


            A Strategy will invest any cash collateral from its securities lending activities in shares of an affiliated money market fund managed by the Adviser and approved by the Board. Any such investment of cash collateral will be subject to the money market fund's investment risk. The Strategy may pay reasonable finders', administrative, and custodial fees in connection with a loan.


            A Strategy will not have the right to vote any securities having voting rights during the existence of the loan. A Strategy will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Strategy lends its securities, its investment performance will continue to reflect the value of securities on loan.

Preferred Stock
---------------

            A Strategy may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Loan Participations and Assignments
-----------------------------------

            A Strategy may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the Loan in the secondary market from a financial institution or institutional investor ("Assignments"). A loan is often administered by a bank or other financial institution that acts as agent for all the holders. The financial status of the agent interposed between a Strategy and a borrower may affect the ability of the Strategy to receive principal and interest payments.

            The success of a Strategy's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agents typically have broad discretion in enforcing loan agreements.

            A Strategy's investment in Participations typically will result in the Strategy having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Strategy will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Strategy generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Strategy may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Strategy may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Strategy may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Strategy will acquire Participations only if the Lender interpositioned between the Strategy and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e.,Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

            When the Strategy purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Strategy as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Strategy may acquire an interest in a Loan is through a Participation and not an Assignment.

            The Strategy may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Strategy anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Strategy's ability to dispose of particular Assignments or Participations when necessary to meet the Strategy's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Strategy to assign a value to these securities for purposes of valuing the Strategy's portfolio and calculating its asset value.

            Loans in which a Strategy may invest may include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purposes of acquisitions. A Strategy may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Money Market Securities
-----------------------

            Certificates Of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

            Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

            Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

            Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.


            Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Strategy at varying rates of interest pursuant to direct arrangements between a Strategy, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Strategies have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Strategies' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Strategies consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Strategy may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's Investors Service, Inc. ("Moody's") or AA- or better by S&P Global Ratings ("S&P") or Fitch Ratings, Inc. ("Fitch").


            The ratings of fixed-income securities by S&P, Moody's, and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

            The mortgage-related securities in which a Strategy may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Strategy) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resale as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Strategy. The compounding effect from reinvestment of monthly payments received by the Strategy will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the U. S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.


            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation and corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.


            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            The Strategy will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the U.S. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Strategy may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Strategy may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Strategy's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in a Strategy's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Strategy may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Strategy may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.



Obligations of Supranational Agencies
-------------------------------------

            A Strategy may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Strategy purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Strategies monitor on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Strategy to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Strategies to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Strategy.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Strategy would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Strategies may incur various expenses in connection with the exercise of their rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Strategies' rights. Each Strategy's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Strategies enter into repurchase agreement transactions.

            A Strategy may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Strategy enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Strategy has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

            Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Strategy sells portfolio assets concurrently with an agreement by the Strategy to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Strategy continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Strategy can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Strategy of the reverse repurchase transaction, (i.e., the difference between the sale and repurchase price for the securities), is less than the cost of otherwise obtaining the cash.

            Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

            Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Strategy's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Strategy's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Strategy's common stocks because the Strategy uses the proceeds to make investments in other securities. See "Borrowing and use of Leverage" below.

Rights and Warrants
-------------------

            A Strategy may invest in rights and warrants, only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Strategies. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

            A Strategy may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Strategy does not own, or if the Strategy does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Strategy contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Strategy replaces the borrowed security, the Strategy will incur a loss; conversely, if the price declines, the Strategy will realize a gain. Although the Strategy's gain is limited to the price at which it sold the security short, its potential loss is unlimited since there is a theoretically unlimited potential for the market price of the security sold short to increase.

Standby Commitment Agreements
-----------------------------

            A Strategy may from time to time enter into standby commitment agreements. Such agreements commit the Strategy, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to that Strategy at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Strategy is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Strategy will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Strategy and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Strategy will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Strategy.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Strategy's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Strategy may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and less expensive for a Strategy than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Strategy to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: The Strategy may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Strategy economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Strategy might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Strategy may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Strategy would receive as an investor in the trust. A Strategy's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Variable, Floating and Inverse Floating-Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            An Underlying Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. An Underlying Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by an Underlying Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years, a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as the Underlying Portfolios) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for an Underlying Portfolio not to be subject to federal income or excise taxes, the Underlying Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Underlying Portfolio has actually received as interest during the year. An Underlying Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Strategy may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by a Strategy result in the leveraging of a Strategy's shares of common stock. The proceeds of such borrowings will be invested in accordance with a Strategy's investment objectives and policies. A Strategy also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Strategy will use the cash proceeds made available during the term of these transactions to make investments in other securities.


            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Strategy's shareholders. These include a higher volatility of the NAV of a Strategy's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Strategy is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause a Strategy's shareholders to realize a higher net return than if the Strategy were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Strategy's investment portfolio, the benefit of leverage to a Strategy's shareholders will be reduced, and if the interest expense on borrowings or carrying costs of leveraged transactions were to exceed the net return to shareholders, a Strategy's use of leverage would result in a lower rate of return than if the Strategy were not leveraged. Similarly, the effect of leverage in a declining market could normally be a greater decrease in NAV per share than if a Strategy were not leveraged. In an extreme case, if a Strategy's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Strategy to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.


            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Strategy to potential losses that, in some cases, may exceed the amount originally invested by the Strategy. When a Strategy engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Strategy's exposure, or a marked-to-market on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Strategy' investment restriction concerning senior securities. The segregation of assets is intended to enable the Strategy to have assets available to satisfy its obligations with respect to these transactions, but will not limit a Strategy's exposure to loss.

            Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Strategies and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Strategies or their service providers or the issuers of securities in which the Strategies invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Strategy shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Strategies do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

            Investments in Lower-Rated and Unrated Instruments. A Strategy may invest in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Strategy's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Strategy may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Strategy may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Strategy.

            In seeking to achieve a Strategy's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Strategy's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Strategy.

            Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

            There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Strategy may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Strategy will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Strategy may invest and could adversely affect the Strategy's assets should these conditions or events recur.


            In June 2016, the United Kingdom ("UK") voted in a referendum to leave the European Union ("EU"). It is expected that the UK will seek to withdraw from the EU with an anticipated completion date within two years of notifying the European Council of its intention to withdraw. There is still considerable uncertainty relating to the potential consequences and timeframe of the withdrawal. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of a Fund's investments.


            Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Strategy. Certain countries in which a Strategy may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Strategy could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Strategy's NAV may also be affected by changes in the rates or methods of taxation applicable to that Strategy or to entities in which that Strategy has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Strategy will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Strategy. See "United States Federal Income Taxation of Dividends and Distributions" below.

            Investors should understand that the expense ratio of a Strategy investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Strategy can avoid currency risks which might occur during the settlement period for either purchases or sales. A Strategy may purchase foreign securities directly, as well as through ADRs.

            Foreign Currency Transactions. A Strategy may invest in securities denominated in foreign currencies and a corresponding portion of the Strategy's revenues will be received in such currencies. In addition, a Strategy may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Strategy's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Strategy's income. A Strategy will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Strategy has this ability, there is no certainty as to whether, and to what extent, the Strategy will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Strategy's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Strategy's total assets adjusted to reflect the Strategy's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Strategy will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Strategy will incur costs in connection with conversions between various currencies. A Strategy may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Strategy receives income falls relative to the U.S. Dollar between receipt of the income and the making of Strategy distributions, the Strategy may be required to liquidate securities in order to make distributions if the Strategy has insufficient cash in U.S. Dollars to meet the distribution requirements that the Strategy must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Strategy incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Strategy may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.

            Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Strategy. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Strategy makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur in that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Strategy from responding to such events in a timely manner.

            Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by a Strategy in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices, and swaps may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Strategy's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Strategy. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Strategy could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Strategy's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Strategy will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Strategy will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Strategy is not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Strategy.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Strategy to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            Options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions,
(iii) delays in the Strategy's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lesser trading volume period.


            Pooled Investments Risk. The Strategies invest in Underlying Portfolios managed by the Adviser. From time to time, one or more of the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancing by the Strategies or other investors. These transactions will affect the Underlying Portfolios, since the Underlying Portfolios that receive additional cash will have to invest such cash. This may be particularly important when one or more of the Strategies owns a substantial portion of any Underlying Portfolio. While it is impossible to predict the overall effect of these transactions over time, there could be adverse effects on a Strategy's performance to the extent that the Underlying Portfolio may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Strategies are expected to own substantial portions of one or more Underlying Portfolios, a redemption or reallocation by the Strategies away from an Underlying Portfolio could cause the Underlying Portfolio's expenses to increase and may result in an Underlying Portfolio becoming too small to be economically viable. The Adviser is committed to minimizing such effect on the Underlying Portfolios to the extent it is consistent with pursuing the investment objectives of the Strategies and the Underlying Portfolios. The Adviser will at all times monitor the effect on the Underlying Portfolios of transactions by the Strategies. As an investor in an Underlying Portfolio, a Strategy will bear its ratable share of expenses with respect to the assets so invested.


--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            Each Strategy has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of the Strategy's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            As a matter of fundamental policy, a Strategy may not:

            (1) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (2) act as an underwriter of securities, except that it may acquire restricted securities under circumstances in which, if such securities were sold, the Strategy might be deemed to be an underwriter for purposes of the Securities Act;

            (3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Strategies from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (4) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (5) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; and


            (6) purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts except that Wealth Appreciation Strategy may purchase or sell commodities or options thereon to the extent permitted by applicable law.


            As a fundamental policy, each Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Strategy's assets consist of:

o     Cash or cash items;

o     Government Securities;

o     Securities of other investment companies; and

o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Strategy.

Non-Fundamental Investment Policy
---------------------------------

            As a matter of non-fundamental policy, each Strategy has adopted a policy that provides that the Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Strategies under the supervision of the Trust's Board (see "Management of the Strategies" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.


            The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2016, totaling approximately $490 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of June 30, 2016, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

            AXA and its subsidiaries                   63.2%
            AllianceBernstein Holding L.P.             35.6
            Unaffiliated holders                        1.2
                                              ----------------------
                                                      100.0%
                                              ======================

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of June 30, 2016, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.8% economic interest in the Adviser as of June 30, 2016.


Advisory Agreement and Expenses
-------------------------------

            The Adviser serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy and manages, supervises and conducts the affairs of each Strategy, subject to the supervision of the Board. The Advisory Agreement provides that the Adviser will furnish or pay the expenses of the Trust for office space, facilities and equipment, services of executive and other personnel of the Trust who are affiliated with the Adviser and certain administrative services.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Strategy, including, for example, office facilities, and any expenses incurred in promoting the sale of Strategy shares (other than the portion of the promotional expenses borne by the Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Strategy prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).


            The Wealth Appreciation Strategy has under the Advisory Agreement assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Strategies by the Adviser, each Strategy may employ its own personnel. The Advisory Agreement provides for reimbursement to the Adviser of the costs of certain non-advisory services provided to the Wealth Appreciation Strategy. These reimbursable costs include the costs of the Adviser's personnel performing certain administrative services for the Wealth Appreciation Strategy, including clerical, accounting, legal and other services ("administrative services"), and associated overhead costs, such as office space, supplies and information technology. The administrative services will be provided to the Wealth Appreciation Strategy on a fully-costed basis (i.e., includes each person's total compensation and a factor reflecting the Adviser's total cost relating to that person, including all related overhead expenses). The reimbursement of these costs to the Adviser will be specifically approved by the Boards. During the fiscal year ended August 31, [2015] for the Wealth Appreciation Strategy, there were [no payments to the Adviser for these services].

            For the Balanced Wealth and Conservative Wealth Strategies, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

            The Advisory Agreement continues in effect provided that its continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of a Strategy or by the Board including, in either case, by a vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, the continuance of the Advisory Agreement with respect to the Strategies for an additional annual period was approved by a vote, cast in person, of the Trustees at a meeting held on August [__], 2016.


            Any material amendment to the Advisory Agreement must be approved by the vote of a majority of the outstanding securities of the relevant Strategy and by the vote of a majority of the Trustees who are not interested persons of the Strategy or the Adviser.

            The Advisory Agreement is terminable without penalty with respect to a Strategy by a vote of a majority of the Strategy's outstanding voting securities or by a vote of a majority of the Trustees on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            The Adviser is compensated for its services at the following annual rates applicable to the average daily NAV of each Strategy:


                Strategy                                     Annual Percentage Rate
                --------                                     ----------------------
Wealth Appreciation Strategy                 0.65% of the first $2.5 billion
                                             0.55% of the excess over $2.5 billion up to $5 billion
                                             0.50% of the excess over $5 billion
Balanced Wealth Strategy                     0.55% of the first $2.5 billion
                                             0.45% of the excess over $2.5 billion up to $5 billion
                                             0.40% of the excess over $5 billion
Conservative Wealth Strategy                 0.55% of the first $2.5 billion
                                             0.45% of the excess over $2.5 billion up to $5 billion
                                             0.40% of the excess over $5 billion

            Effective August 1, 2014, the Adviser has contractually agreed in connection with investments in AB Multi-Manager Alternative Strategies Fund (the "MMAS") by each of Wealth Appreciation Strategy, Balanced Wealth Strategy and Conservative Wealth Strategy to (i) waive the portion of its management fee attributable to its services after paying subadvisory fees to sub-advisers and
(ii) reimburse the Strategy for the "Total Other Expenses" of MMAS (excluding interest and short sales expenses), in each case as included in "Acquired Fund Fees and Expenses" and paid by the Strategy. This fee waiver will remain in effect until December 31, 2016.

            For the period ended August 31, 2016, the Conservative Wealth Strategy, Balanced Wealth Strategy and Wealth Appreciation Strategy waived $[____], $[____] and $[_____], respectively, for investment in MMAS. This contractual agreement automatically extends each year, unless the Adviser provides written notice of termination to the Strategy 60 days prior to December 31, 2016.

            During the fiscal year ended August 31, 2016, the Adviser received $[_______] in management fees from the Conservative Wealth Strategy, $[______] in management fees from the Balanced Wealth Strategy, and $[________] in management fees from the Wealth Appreciation Strategy.

            During the fiscal year ended August 31, 2015, the Adviser received $1,928,344 in management fees from the Conservative Wealth Strategy, $6,858,213 in management fees from the Balanced Wealth Strategy, and $9,737,845 in management fees from the Wealth Appreciation Strategy.

            During the fiscal year ended August 31, 2014, the Adviser received , $2,149,204 in management fees from the Conservative Wealth Strategy, $7,384,398 in management fees from the Balanced Wealth Strategy, and $9,877,550 in management fees from the Wealth Appreciation Strategy.


            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

ALL FUNDS
---------


            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Government Exchange Reserves, AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AB Pooling Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc. and Alliance California Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".


Board of Directors Information
------------------------------

            Certain information concerning the Trustees of the Trust is set forth below.



                                                                                 Other Public
                                                                                 Company
                           Principal Occupation(s)            Portfolios in AB   Trusteeships and
                           During Past Five                   Fund Complex       Directorships
Name, Address*, Age and    Years and Other                    Overseen by        Currently Held by
(Year Elected**)           Relevant Qualifications            Trustee            Trustee
-----------------------    -----------------------            ---------------    -----------------
Independent Trustees
--------------------

Marshall C. Turner, Jr.,#  Private Investor since prior to            [__]       Xilinx, Inc.
Chairman of the Board      2011.  Former Chairman and CEO                        (programmable logic
74                         of Dupont Photomasks, Inc.                            semi-conductors) since
(2005)                     (components of semi-conductor                         2007
                           manufacturing). He has extensive
                           operating leadership and venture
                           capital investing experience,
                           including five interim or
                           full-time CEO roles, and prior
                           service as general partner of
                           several institutional venture
                           capital partnerships. He also has
                           extensive non-profit board
                           leadership experience, and
                           currently serves on the boards
                           of two education and
                           science-related non-profit
                           organizations. He has served as
                           a director of one AB Fund since
                           1992, and director or trustee of
                           multiple AB Funds since 2005.
                           He has been Chairman of the AB
                           Funds since January 2014, and
                           the Chairman of the Independent
                           Directors Committees of such
                           Funds since February 2014.

John H. Dobkin,#           Independent Consultant since               [__]       None
74                         prior to 2011. Formerly,
(1999)                     President of Save Venice, Inc.
                           (preservation organization) from
                           2001-2002. Senior Advisor from
                           June 1999-June 2000 and
                           President of Historic Hudson
                           Valley (historic preservation)
                           from December 1989-May 1999.
                           Previously, Director of the
                           National Academy of Design. He
                           has served as a director or
                           trustee of various AB Funds
                           since 1992 and as Chairman of
                           the Audit Committees of a number
                           of such AB Funds from 2001-2008.

Michael J. Downey,#        Private Investor since prior to            [__]       Asia Pacific Fund, Inc.
72                         2011. Formerly, managing                              (registered investment
(2005)                     partner of Lexington Capital,                         company) since prior to
                           LLC (investment advisory firm)                        2010
                           from December 1997 until
                           December 2003. He also
                           served as a Director of
                           Prospect Acquisition Corp.
                           (financial services) from 2007
                           until 2009. From 1987 until
                           1993, Chairman and CEO of
                           Prudential Mutual Fund
                           Management, director of the
                           Prudential mutual funds, and
                           member of the Executive
                           Committee of Prudential
                           Securities Inc. He has served
                           as a director or trustee of the
                           AB Funds since 2005 and is a
                           director and Chairman of one
                           other registered investment
                           company.

William H. Foulk, Jr.,#    Investment Adviser and an                  [__]       None
83                         Independent Consultant since
(1990)                     prior to 2011. Previously, he
                           was Senior Manager of Barrett
                           Associates, Inc., a registered
                           investment adviser. He was
                           formerly Deputy Comptroller and
                           Chief Investment Officer of the
                           State of New York and, prior
                           thereto, Chief Investment
                           Officer of the New York Bank for
                           Savings. He has served as a
                           director or trustee of various
                           AB Funds since 1983, and was
                           Chairman of the Independent
                           Directors Committees of the AB
                           Funds from 2003 to early
                           February 2014. He served as
                           Chairman of such AB Funds from
                           2003 through December 2013. He
                           is also active in a number of
                           mutual fund related
                           organizations and committees.

D. James Guzy,#            Chairman of the Board of SRC               [__]       None
80                         Computers, Inc.
(2005)                     (semi-conductors), with which he
                           has been associated since prior
                           to 2011. He served as Chairman
                           of the Board of PLX Technology
                           (semi-conductors) since prior to
                           2011 until November 2013. He
                           was a director of Intel
                           Corporation (semi-conductors)
                           from 1969 until 2008, and served
                           as Chairman of the Finance
                           Committee of such company for
                           several years until May 2008.
                           He has served as a director or
                           trustee of one or more of the AB
                           Funds since 1982.

Nancy P. Jacklin,#         Professorial Lecturer at the               [__]       None
68                         Johns Hopkins School of Advanced
(2006)                     International Studies
                           (2008-2015). U.S. Executive
                           Director of the International
                           Monetary Fund (which is
                           responsible for ensuring the
                           stability of the international
                           monetary system) (December
                           2002-May 2006); Partner,
                           Clifford Chance (1992-2002);
                           Sector Counsel, International
                           Banking and Finance, and
                           Associate General Counsel,
                           Citicorp (1985-1992); Assistant
                           General Counsel (International),
                           Federal Reserve Board of
                           Governors (1982-1985); and
                           Attorney Advisor, U.S.
                           Department of the Treasury
                           (1973-1982). Member of the Bar
                           of the District of Columbia and
                           of New York; and member of the
                           Council on Foreign Relations.
                           She has served as a director or
                           trustee of the AB Funds since
                           2006 and has been Chairman of
                           the Governance and Nominating
                           Committees of the AB Funds since
                           August 2014.

Carol C. McMullen,#        Managing Director and Advisor,             [__]       None
61                         Leadership Development, Strategy,
(2016)                     Corporate Social Responsibility
                           of Slalom Consulting (consulting)
                           since 2014; Director of Graebel
                           Companies, Inc. (relocation
                           services) and member of the Risk
                           Management, Audit and Compliance
                           Committees since 2014; Director and
                           member of Finance/Investment and
                           Audit Committees of Norfolk &
                           Dedham Group (property and casualty
                           insurance) since 2011. She is also
                           lead investment director for
                           business and family assets at Sydney
                           Associates (real estate development)
                           from prior to 2011 to present and
                           serves on a number of non-profit
                           boards. Formerly, Principal and
                           Managing Director of The Crossland
                           Group (consulting) from 2012 until
                           2013. She has served as a director or
                           trustee of the AB Funds since June
                           2016.

Garry L. Moody,#           Independent Consultant.                    [__]       None
64                         Formerly, Partner, Deloitte &
(2008)                     Touche LLP (1995-2008) where he
                           held a number of senior
                           positions, including Vice
                           Chairman, and U.S. and Global
                           Investment Management Practice
                           Managing Partner; President,
                           Fidelity Accounting and Custody
                           Services Company (1993-1995),
                           where he was responsible for
                           accounting, pricing, custody and
                           reporting for the Fidelity
                           mutual funds; and Partner,
                           Ernst & Young LLP (1975-1993),
                           where he served as the National
                           Director of Mutual Fund Tax
                           Services and Managing Partner of
                           its Chicago Office Tax department.
                           He is a member of the Trustee
                           Advisory Board of BoardIQ, a
                           biweekly publication focused on
                           issues and news affecting directors
                           of mutual funds. He has served
                           as a director or trustee, and
                           as Chairman of the Audit
                           Committees, of the AB Funds
                           since 2008.

Earl D. Weiner,#           Of Counsel, and Partner prior to           [__]       None
77                         January 2007, of the law firm
(2007)                     Sullivan & Cromwell LLP, and is
                           a former member of the ABA
                           Federal Regulation of Securities
                           Committee Task Force to draft
                           editions of the Fund Director's
                           Guidebook. He also serves as a
                           director or trustee of various
                           non-profit organizations and has
                           served as Chairman or Vice
                           Chairman of a number of them. He
                           has served as a director or
                           trustee of the AB Funds since
                           2007 and served as Chairman of
                           the Governance and Nominating
                           Committees of the AB Funds from
                           2007 until August 2014.

Interested Trustee
------------------

Robert M. Keith,+          Senior Vice President of the               [__]       None
56                         Adviser++ and the head of
(2010)                     AllianceBernstein Investments,
                           Inc. ("ABI")++ since July 2008;
                           Director of ABI and President of
                           the AB Mutual Funds. Previously,
                           he served as Executive Managing
                           Director of ABI from December
                           2006 to June 2008. Prior to
                           joining ABI in 2006, Executive
                           Managing Director of Bernstein
                           Global Wealth Management, and
                           prior thereto, Senior Managing
                           Director and Global Head of
                           Client Service and Sales of the
                           Adviser's institutional
                           investment management business
                           since 2004. Prior thereto, he
                           was Managing Director and Head
                           of North American Client Service
                           and Sales in the Adviser's
                           institutional investment
                           management business, with which
                           he had been associated since
                           prior to 2004.


--------
* The address for each of the Strategy's Trustees is c/o AllianceBernstein L.P. Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Trustees.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the 1940 Act, of the Trust due to his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Trust.


            In addition to the public company directorships currently held by the Trustees set forth in the table above, Mr. Turner was a director of SunEdison, Inc. (solar materials and power plants) since prior to 2011 until July 2014, Mr. Downey was a director of The Merger Fund (a registered investment company) since prior to 2011 until 2013, Mr. Guzy was a director of Cirrus Logic Corporation (semi-conductors) from prior to 2011 until July 2011 and served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013, and Mr. Moody was a director of Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 until January 2014.


            The management of the business and affairs of the Trust are managed under the direction of the Board. Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees". Certain information concerning the Trust's governance structure and each Trustee is set forth below.

            Experience, Skills, Attributes and Qualifications of the Trust's Trustees. The Governance and Nominating Committee of the Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

            In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.


            Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trustee's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. In addition to his or her service as a Trustee of the Trust and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), and as a financial services lawyer in private practice, and has served as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Ms. McMullen has experience as an executive or director of a number of organizations as well as investment and risk management expertise; Mr. Moody has experience as an certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman or Vice-Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


            Board Structure and Oversight Function. The Board is responsible for oversight of the Trust. The Trust has engaged the Adviser to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Trustees may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As described below, the Board has established three standing committees - the Audit, Governance and Nominating and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Trustee serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management. The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Trust is subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities. The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer), the Fund's Chief Compliance Officer, the Trust'sindependent registered public accounting firm and counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Trust and the Adviser's risk management programs. In addition, the Trustees receive regular updates on cyber security matters from the Adviser.

            Not all risks that may affect the Trust can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Trust or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals. As a result of the foregoing and other factors the Trust's ability to manage risk is subject to substantial limitations.

            Board Committees. The Board has three standing committees - an Audit Committee, a Governance and Nominating Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating and Independent Directors Committees are identified above.


            The function of the Audit Committee is to assist the Board in its oversight of each Strategy's accounting and financial reporting policies and practices. The Audit Committee met [____] times during the Strategies' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met [____] times during the Strategies' most recently completed fiscal year.


            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Strategies and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee's ability to perform his or her duties. The Committee may consider candidates as Trustees submitted by the Trust's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider for nomination as a trustee candidates submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Strategy's shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Trust begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Strategy owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Strategy of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, and the candidate's ability to qualify as an Independent Trustee. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.


            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met [____] times during the Strategies' most recently completed fiscal year.


            The dollar range of the Strategies' securities owned by each Trustee and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Trustee are set forth below.



                  Dollar Range of Equity Securities in the Strategies
                                As of December 31, 2015
                                -----------------------
                          Wealth Appreciation     Balanced Wealth   Conservative Wealth
Name of Trustee                Strategy              Strategy            Strategy
---------------                --------              --------            --------
John H. Dobkin            $[50,001 - $100,000]           [None]            [None]
Michael J. Downey                [None]                  [None]            [None]
William H. Foulk, Jr.      $[10,001 - $50,000]    $[10,001 - $50,000]      [None]
D. James Guzy                [Over $100,000]             [None]            [None]
Nancy P. Jacklin                 [None]           $[50,001 - $100,000]     [None]
Robert M. Keith                   None                    None              None
Carol C. McMullen*                None                    None              None
Garry L. Moody             $[10,001 - $50,000]     $[10,001 - $50,000]     [None]
Marshall C. Turner, Jr.          [None]                  [None]            [None]
Earl D. Weiner                   [None]                  [None]            [None]



                              Aggregate Dollar Range of Equity Securities in the
Name of Trustee                     AB Fund Complex as of December 31, 2015
---------------                     ---------------------------------------
John H. Dobkin                                      [Over $100,000]
Michael J. Downey                                   [Over $100,000]
William H. Foulk, Jr.                               [Over $100,000]
D. James Guzy                                       [Over $100,000]
Nancy P. Jacklin                                    [Over $100,000]
Robert M. Keith                                          None
Carol C. McMullen*                                       None
Garry L. Moody                                      [Over $100,000]
Marshall C. Turner, Jr.                             [Over $100,000]
Earl D. Weiner                                      [Over $100,000]

--------
* Ms. McMullen was elected as a Trustee of the Strategies effective June 22, 2016.


Officer Information
-------------------

            Certain information concerning the Strategies' officers is set forth below.


                           Positions Held            Principal Occupation During
Name, Address,* and Age      with Trust                    Past Five Years
-----------------------      ----------                    ---------------

Robert M. Keith,           President and Chief     See biography above.
56                         Executive Officer

Philip L. Kirstein,        Senior Vice President   Senior Vice President and
71                         and Independent         Independent Compliance
                           Compliance Officer      Officer of the AB Funds in
                                                   the AB Fund Complex with
                                                   which he has been associated
                                                   since 2004. Prior thereto, he
                                                   was Of Counsel to Kirkpatrick
                                                   & Lockhart, LLP from October
                                                   2003 to October 2004, and
                                                   General Counsel of Merrill
                                                   Lynch Investment Managers,
                                                   L.P. since prior to March
                                                   2003.

Daniel J. Loewy,           Vice President          Senior Vice President of the
42                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2011, and Chief Investment
                                                   Officer and Co-Head of
                                                   Multi-Asset Solutions.

Christopher H. Nikolich,   Vice President          Senior Vice President of the
47                                                 Adviser,** with which he has
                                                   been associated since prior
                                                   to 2011, and Head of
                                                   GlidePath Strategies (US),
                                                   Multi-Asset Solutions.

Vadim Zlotnikov,           Vice President          Senior Vice President, Chief
54                                                 Market Strategist of the
                                                   Adviser,** with which he has
                                                   been associated since prior
                                                   to 2011.

Emilie D. Wrapp,           Clerk                   Senior Vice President,
60                                                 Assistant General Counsel and
                                                   Assistant Clerk of ABI,**
                                                   with which she has been
                                                   associated since prior to
                                                   2011.

Joseph J. Mantineo,        Treasurer and Chief     Senior Vice President of
57                         Financial Officer       AllianceBernstein Investor
                                                   Services, Inc. ("ABIS"),**
                                                   with which he has been
                                                   associated since prior to
                                                   2011.

Vincent S. Noto,           Chief Compliance        Senior Vice President since
52                         Officer                 2015 and Mutual Fund Chief
                                                   Compliance Officer of the
                                                   Adviser** since 2014. Prior
                                                   thereto, he was Vice
                                                   President and Director of
                                                   Mutual Fund Compliance of the
                                                   Adviser since prior to
                                                   2011.

Phyllis J. Clarke,         Controller              Vice President of ABIS,**
55                                                 with which she has been
                                                   associated since prior to
                                                   2011.

--------
* The address for each of the Strategies' Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Trust.


            The Trust does not pay any fees to, or reimburse expenses of, any Trustee who is considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust. The aggregate compensation paid to each of the Trustees by the Strategies for the fiscal year ended August 31, 2016, the aggregate compensation paid to each of the Trustees during calendar year 2015 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AB Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AB Fund Complex.




                                                             Total Number of
                                                               Registered        Total Number of
                                                               Investment          Investment
                                                            Companies in the    Portfolios within
                                                                 AB Fund           the AB Fund
                                               Total             Complex,            Complex,
                                           Compensation       Including the       Including the
                            Aggregate    from the AB Fund   Strategies, as to   Strategies, as to
                          Compensation       Complex,       Which the Trustee   Which the Trustee
                            From the      Including the     is a Director or    is a Director or
Name of Trustee            Strategies      Strategies            Trustee             Trustee
---------------            ----------      ----------            -------             -------
John H. Dobkin             $[____]           $[____]              [____]               [____]
Michael J. Downey          $[____]           $[____]              [____]               [____]
William H. Foulk, Jr.      $[____]           $[____]              [____]               [____]
D. James Guzy              $[____]           $[____]              [____]               [____]
Nancy P. Jacklin           $[____]           $[____]              [____]               [____]
Robert M. Keith            $     0           $      0             [____]               [____]
Carol C. McMullen*         $     0           $      0             [____]               [____]
Garry L. Moody             $[____]           $[____]              [____]               [____]
Marshall C. Turner, Jr.    $[____]           $[____]              [____]               [____]
Earl D. Weiner             $[____]           $[____]              [____]               [____]

--------
* Ms. McMullen was elected as a Trustee of the Fund effective June 22, 2016.

            As of August [__], 2016, the Trustees and officers of the Trust as a group owned less than 1% of a Strategy's class of shares.


Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

            The management of and investment decisions for the Strategies' portfolios are made by the Adviser's Multi-Asset Solutions Team. The three investment professionals(1) with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Messrs. Christopher H. Nikolich, Daniel J. Loewy and Vadim Zlotnikov. For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Strategies' Prospectus.

--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Strategies' equity securities owned directly or beneficially by the Strategies' portfolio managers are set forth below:


             Dollar Range of Equity Securities in the Strategies(2)
                             as of August 31, 2016
                             ---------------------

                                     Wealth          Balanced       Conservative
                                  Appreciation        Wealth           Wealth
Portfolio Manager                   Strategy         Strategy         Strategy
-----------------                   --------         --------         --------
Mr. Christopher H. Nikolich      [Under $10,000]       [None]          [None]
Mr. Daniel J. Loewy                   [None]           [None]          [None]
Mr. Vadim Zlotnikov                   [None]           [None]          [None]


--------
(2) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan.




            As of August 31, 2016, employees of the Adviser had approximately $[____] invested in shares of Balanced Wealth Strategy, $[____] in shares of Conservative Wealth Strategy and $[____] in shares of Wealth Appreciation Strategy through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            As of August 31, 2016, employees of the Adviser had approximately $[____] in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2016.




- Balanced Wealth Strategy


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Strategy)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                          Total       Total           Registered    Registered
                          Number of   Assets of       Investment    Investment
                          Registered  Registered      Companies     Companies
                          Investment  Investment      Managed with  Managed with
                          Companies   Companies       Performance-  Performance-
Portfolio Manager         Managed     Managed         based Fees    based Fees
--------------------------------------------------------------------------------
Christopher H. Nikolich    [____]     $[____]          [____]          [____]
Daniel J. Loewy            [____]     $[____]          [____]          [____]
Vadim Zlotnikov            [____]     $[____]          [____]          [____]
--------------------------------------------------------------------------------


- Wealth Appreciation Strategy


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Strategy)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                          Total       Total           Registered    Registered
                          Number of   Assets of       Investment    Investment
                          Registered  Registered      Companies     Companies
                          Investment  Investment      Managed with  Managed with
                          Companies   Companies       Performance-  Performance-
Portfolio Manager         Managed     Managed         based Fees    based Fees
--------------------------------------------------------------------------------
Christopher H. Nikolich     [____]    $[____]          [____]         [____]
Daniel J. Loewy             [____]    $[____]          [____]         [____]
Vadim Zlotnikov             [____]    $[____]          [____]         [____]
--------------------------------------------------------------------------------


- Conservative Wealth Strategy


--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                              (excluding the Strategy)
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                          Total       Total           Registered    Registered
                          Number of   Assets of       Investment    Investment
                          Registered  Registered      Companies     Companies
                          Investment  Investment      Managed with  Managed with
                          Companies   Companies       Performance-  Performance-
Portfolio Manager         Managed     Managed         based Fees    based Fees
--------------------------------------------------------------------------------
Christopher H. Nikolich     [____]    $[____]          [____]         [____]
Daniel J. Loewy             [____]    $[____]          [____]         [____]
Vadim Zlotnikov             [____]    $[____]          [____]         [____]
--------------------------------------------------------------------------------


- All Strategies


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of      Total Assets
                         Total                       Other          of Other
                         Number of   Total Assets    Pooled         Pooled
                         Other       of Other        Investment     Investment
                         Pooled      Pooled          Vehicles       Vehicles
                         Investment  Investment      Managed with   Managed with
                         Vehicles    Vehicles        Performance-   Performance-
Portfolio Manager        Managed     Managed         based Fees     based Fees
--------------------------------------------------------------------------------
Christopher H. Nikolich     [____]    $[____]          [____]         [____]
Daniel J. Loewy             [____]    $[____]          [____]         [____]
Vadim Zlotnikov             [____]    $[____]          [____]         [____]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                    Total
                                                      Number of     Assets of
                         Total                        Other         Other
                         Number of                    Accounts      Accounts
                         Other       Total Assets of  Managed with  Managed with
                         Accounts    Other Accounts   Performance-  Performance-
Portfolio Manager        Managed     Managed          based Fees    based Fees
--------------------------------------------------------------------------------
Christopher H. Nikolich    [____]    $[____]          [____]         [____]
Daniel J. Loewy            [____]    $[____]          [____]         [____]
Vadim Zlotnikov            [____]    $[____]          [____]         [____]
--------------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and that investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Strategies. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Strategies' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Strategies do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

Distribution Services Arrangements
----------------------------------


            The Trust has entered into a Distribution Services Agreement (the "Agreement") with ABI, the principal underwriter for the Strategies, to permit ABI to distribute the Strategies' shares and to permit the Strategies to pay distribution services fees to defray expenses associated with distribution of the Strategies' Class A shares. Class B shares, Class C shares, Class R and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Plan").


            In approving the Plan, the Trustees determined that there was a reasonable likelihood that the Plan would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time from its own funds or such other resources as may be permitted by rules of the SEC, make payments for the distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers for their distribution assistance.


            The Plan will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods, provided that each such continuance is approved at least annually by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan ("Qualified Trustees") in either case, by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Trustees approved the continuance of the Plan for an additional annual term at their meeting held on August [__], 2016.


            All material amendments to the Plan will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Strategies may bear pursuant to the Plan without the approval of a majority of the holders of the outstanding voting shares of a Strategy or the class or classes of the Strategy affected. The Plan may be terminated with respect to any Strategy or class of shares thereof at any time on 60 days' written notice by ABI or by vote of a majority of the outstanding voting securities of that Strategy or that class (as appropriate) or by vote of a majority of the Qualified Trustees without payment of any penalty. The Plan will terminate automatically in the event of an assignment. The Plan is of a type known as a "compensation plan", which means that it compensates the distributor for services rendered even if the amount paid exceeds the distributor's expenses.

            In the event that the Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Pursuant to the Plan, each class of each Strategy pays ABI a Rule 12b-1 distribution services fee which may not exceed an annual rate of 0.50% of a Strategy's aggregate average daily net assets attributable to the Class A shares and Class R shares, 1.00% of a Strategy's aggregate average daily net assets attributable to the Class B shares and Class C shares and 0.25% of a Strategy's aggregate average daily net assets attributable to the Class K shares to compensate ABI for distribution expenses. The Trustees currently limit payments under the Class A Plan to 0.25% of a Strategy's aggregate average daily net assets attributable to the Class A shares. The Plan provides that a portion of the distribution services fee in an amount not to exceed 0.25% of the aggregate average daily net assets of a Strategy attributable to each of the Class A, Class B, Class C, Class R and Class K shares constitutes a service fee that ABI will use for personal service and/or the maintenance of shareholder accounts.


            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:




------------------------------------------------------------------------------------------------------
                                           Distribution Services    Percentage Per Annum of the
                                           Fees for Expenditures    Aggregate Average Daily Net Assets
Strategy                                   Payable to ABI           Attributable to Class A Shares*
------------------------------------------------------------------------------------------------------
Conservative Wealth Strategy                 $[____]                            0.25%
------------------------------------------------------------------------------------------------------
Balanced Wealth Strategy                     $[____]                            0.25%
------------------------------------------------------------------------------------------------------
Wealth Appreciation Strategy                 $[____]                            0.25%
------------------------------------------------------------------------------------------------------


--------
* The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of each Strategy is .30% of the aggregate average daily net assets. The Board currently limits the Strategies' payments to .25%.


            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class A shares were as follows:



---------------------------------------------------------------------------
Category of Expense       Conservative     Balanced        Wealth
                          Wealth Strategy  Wealth          Appreciation
                                           Strategy        Strategy

---------------------------------------------------------------------------

Advertising/              $[____]          $[____]         $[____]
Marketing
---------------------------------------------------------------------------
Printing and              $[____]          $[____]         $[____]
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders
---------------------------------------------------------------------------
Compensation to           $[____]          $[____]         $[____]
Underwriters
---------------------------------------------------------------------------
Compensation to           $[____]          $[____]         $[____]
Dealers
---------------------------------------------------------------------------
Compensation to           $[____]          $[____]         $[____]
Sales Personnel
---------------------------------------------------------------------------
Interest, Carrying        $[____]          $[____]         $[____]
or Other Financing
Charges
---------------------------------------------------------------------------
Other (Includes           $[____]          $[____]         $[____]
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)
---------------------------------------------------------------------------
Totals                    $[____]          $[____]         $[____]
---------------------------------------------------------------------------



            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:




------------------------------------------------------------------------------------------------------------------
Strategy                                Distribution Services Fees for        Percentage Per Annum of the
                                        Expenditures Payable to ABI           Aggregate Average Daily Net Assets
                                                                              Attributable to Class B Shares
------------------------------------------------------------------------------------------------------------------
Conservative Wealth Strategy                        $[____]                             1.00%
------------------------------------------------------------------------------------------------------------------
Balanced Wealth Strategy                            $[____]                             1.00%
------------------------------------------------------------------------------------------------------------------
Wealth Appreciation Strategy                        $[____]                             1.00%
------------------------------------------------------------------------------------------------------------------




            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class B shares were as follows:



-------------------------------------------------------------------------
Category of Expense     Conservative    Balanced      Wealth
                        Wealth          Wealth        Appreciation
                        Strategy        Strategy      Strategy

--------------------------------------------------------------------------

Advertising/              $[____]          $[____]         $[____]
Marketing
---------------------------------------------------------------------------
Printing and              $[____]          $[____]         $[____]
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders
---------------------------------------------------------------------------
Compensation to           $[____]          $[____]         $[____]
Underwriters
---------------------------------------------------------------------------
Compensation to           $[____]          $[____]         $[____]
Dealers
---------------------------------------------------------------------------
Compensation to           $[____]          $[____]         $[____]
Sales Personnel
---------------------------------------------------------------------------
Interest, Carrying        $[____]          $[____]         $[____]
or Other Financing
Charges
---------------------------------------------------------------------------
Other (Includes           $[____]          $[____]         $[____]
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)
---------------------------------------------------------------------
Totals                    $[____]          $[____]         $[____]
---------------------------------------------------------------------




            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:




------------------------------------------------------------------------------------------------------------------
Strategy                                Distribution Services Fees for        Percentage Per Annum of the
                                        Expenditures Payable to ABI           Aggregate Average Daily Net Assets
                                                                              Attributable to Class C Shares
------------------------------------------------------------------------------------------------------------------
Conservative Wealth Strategy                          $[____]                 1.00%
------------------------------------------------------------------------------------------------------------------
Balanced Wealth Strategy                              $[____]                 1.00%
------------------------------------------------------------------------------------------------------------------
Wealth Appreciation Strategy                          $[____]                 1.00%
------------------------------------------------------------------------------------------------------------------




            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class C shares were as follows:



-------------------------------------------------------------------------

Category of Expense      Conservative    Balanced        Wealth
                         Wealth          Wealth          Appreciation
                         Strategy        Strategy        Strategy

-------------------------------------------------------------------------

Advertising/
Marketing                $[____]        $[____]         $[____]
-------------------------------------------------------------------------
Printing and Mailing     $[____]        $[____]         $[____]
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders
-------------------------------------------------------------------------
Compensation to          $[____]        $[____]         $[____]
Underwriters
-------------------------------------------------------------------------
Compensation to          $[____]        $[____]         $[____]
Dealers
-------------------------------------------------------------------------
Compensation to Sales    $[____]        $[____]         $[____]
Personnel
-------------------------------------------------------------------------
Interest, Carrying or    $[____]        $[____]         $[____]
Other Financing
Charges
-------------------------------------------------------------------------
Other (Includes          $[____]        $[____]         $[____]
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting
Seminars)
-------------------------------------------------------------------------
Totals                   $[____]        $[____]         $[____]
-------------------------------------------------------------------------



            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:




---------------------------------------------------------------------------------------------------------------------
Strategy                                Distribution Services Fees for        Percentage Per Annum of the Aggregate
                                        Expenditures Payable to ABI           Average Daily Net Assets Attributable
                                                                              to Class R Shares
---------------------------------------------------------------------------------------------------------------------
Conservative Wealth Strategy            $[____]                               0.50%
---------------------------------------------------------------------------------------------------------------------
Balanced Wealth Strategy                $[____]                               0.50%
---------------------------------------------------------------------------------------------------------------------
Wealth Appreciation Strategy            $[____]                               0.50%
---------------------------------------------------------------------------------------------------------------------




            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class R shares were as follows:




------------------------------ --------------------------- ---------------------------- -----------------------------
Category of Expense            Conservative Wealth         Balanced Wealth              Wealth Appreciation
                               Strategy                    Strategy                     Strategy
------------------------------ --------------------------- ---------------------------- -----------------------------
Advertising/Marketing              $[____]                     $[____]                      $[____]
------------------------------ --------------------------- ---------------------------- -----------------------------
Printing and Mailing of            $[____]                     $[____]                      $[____]
Prospectuses and Semi-Annual
and Annual Reports to Other
Than Current Shareholders
------------------------------ --------------------------- ---------------------------- -----------------------------
Compensation to Underwriters       $[____]                     $[____]                      $[____]
------------------------------ --------------------------- ---------------------------- -----------------------------
Compensation to Dealers            $[____]                     $[____]                      $[____]
------------------------------ --------------------------- ---------------------------- -----------------------------
Compensation to Sales              $[____]                     $[____]                      $[____]
Personnel
------------------------------ --------------------------- ---------------------------- -----------------------------
Interest, Carrying or Other        $[____]                     $[____]                      $[____]
Financing Charges
------------------------------ --------------------------- ---------------------------- -----------------------------
Other (Includes Personnel          $[____]                     $[____]                      $[____]
Costs of Those Home Office
Employees Involved in the
Distribution Effort and the
Travel-related Expenses
Incurred by the Marketing
Personnel Conducting
Seminars)
------------------------------ --------------------------- ---------------------------- -----------------------------
Totals                             $[____]                     $[____]                      $[____]
------------------------------ --------------------------- ---------------------------- -----------------------------




            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:




--------------------------------------- ------------------------------------- ------------------------------------
Strategy                                Distribution Services Fees for        Percentage Per Annum of the
                                        Expenditures Payable to ABI           Aggregate Average Daily Net Assets
                                                                              Attributable to Class K Shares
--------------------------------------- ------------------------------------- ------------------------------------
Conservative Wealth Strategy            $[____]                               0.25%
--------------------------------------- ------------------------------------- ------------------------------------
Balanced Wealth Strategy                $[____]                               0.25%
--------------------------------------- ------------------------------------- ------------------------------------
Wealth Appreciation Strategy            $[____]                               0.25%
--------------------------------------- ------------------------------------- ------------------------------------




            During the fiscal year ended August 31, 2016, for the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class K shares were as follows:




----------------------------------- ---------------------------- ------------------------- ------------------------
Category of Expense                 Conservative Wealth          Balanced Wealth Strategy  Wealth Appreciation
                                    Strategy                                               Strategy
----------------------------------- ---------------------------- ------------------------- ------------------------
Advertising/Marketing                   $[____]                     $[____]                      $[____]
----------------------------------- ---------------------------- ------------------------- ------------------------
Printing and Mailing of                 $[____]                     $[____]                      $[____]
Prospectuses and Semi-Annual and
Annual Reports to Other Than
Current Shareholders
----------------------------------- ---------------------------- ------------------------- ------------------------
Compensation to Underwriters            $[____]                     $[____]                      $[____]
----------------------------------- ---------------------------- ------------------------- ------------------------
Compensation to Dealers                 $[____]                     $[____]                      $[____]
----------------------------------- ---------------------------- ------------------------- ------------------------
Compensation to Sales Personnel         $[____]                     $[____]                      $[____]
----------------------------------- ---------------------------- ------------------------- ------------------------
Interest, Carrying or Other             $[____]                     $[____]                      $[____]
Financing Charges
----------------------------------- ---------------------------- ------------------------- ------------------------
Other (Includes Personnel Costs of      $[____]                     $[____]                      $[____]
Those Home Office Employees
Involved in the Distribution
Effort and the Travel-related
Expenses Incurred by the Marketing
Personnel Conducting Seminars)
----------------------------------- ---------------------------- ------------------------- ------------------------
Totals                                  $[____]                     $[____]                      $[____]
----------------------------------- ---------------------------- ------------------------- ------------------------



            The Strategies have not adopted a Plan with respect to Class I or Advisor Class shares.

Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the transfer agent for the Strategies. ABIS registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.


            ABIS receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of the Trust plus reimbursement for out-of-pocket expenses. For the fiscal year or period ended August 31, 2016, the Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy paid ABIS $[____], $[____] and $[____] respectively, for transfer agency services.


            Many Strategy shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Strategies, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AB Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Strategies, they are included in your Prospectus in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies".

            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------


            Shares of the Strategies are offered on a continuous basis at a price equal to their NAV, plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("CDSC") ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy. All classes of shares of each Strategy, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Strategies that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI.


            Investors may purchase shares of the Strategies through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Strategy, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Strategies' shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Strategy or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Strategy or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Strategy Shares
-----------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategy shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Strategies that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Strategy ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of securities of foreign issuers established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in securities of foreign issuers. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Strategies may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Strategies' ability to monitor purchase, sale and exchange activity. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategies will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Strategies is its NAV, plus, in the case of Class A shares of the Strategy, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of the Strategy's shares, the NAV per share is computed as of the Strategy Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of a Strategy are expected to be substantially the same. However, the NAVs of the Class B, Class C, Class R, Class K and Class I shares will generally be slightly lower than the NAV of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Strategies will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABIS prior to the Strategy Closing Time are priced at the NAV computed as of the Strategy Closing Time on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Strategy Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Strategy or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Strategy Closing Time, the price received by the investor will be based on the NAV determined as of the Strategy Closing Time on the next business day.

            Each Strategy may, at its sole option, accept securities as payment for shares of the Strategy, including from certain affiliates of the Strategy in accordance with the Strategy's procedures, if the Adviser believes that the securities are appropriate investments for the Strategy. The securities are valued by the method described under "Net Asset Value" below as of the date the Strategy receives the securities and corresponding documentation necessary to transfer the securities to the Strategy. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Strategy's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Strategy Closing Time on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after the Strategy Closing Time are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the Strategy Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Strategy, the Strategies will not issue share certificates representing shares of a Strategy. Ownership of a Strategy's shares will be shown on the books of the Strategy's transfer agent.

            Each class of shares of a Strategy represents an interest in the same portfolio of investments of that Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) depending on the Strategy, Class B shares, Class C shares and Class R shares typically each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee (iii) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Strategy. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Strategies, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all of their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all of their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all of their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee on Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------




            During the fiscal years ended August 31, 2016, August 31, 2015 and August 31, 2014, the aggregate amounts of underwriting commissions payable with respect to shares of the Conservative Wealth Strategy were $[_____], $146,335 and $176,354, respectively. Of those amounts, ABI retained $[_____], $10,165 and $11,262, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2016, August 31, 2015 and August 31, 2014, the aggregate amounts of underwriting commissions payable with respect to shares of the Balanced Wealth Strategy were $[_______], $593,611 and $744,521, respectively. Of those amounts, ABI retained $[____], $38,095 and $47,168, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2016, August 31, 2015 and August 31, 2014, the aggregate amounts of underwriting commissions payable with respect to shares of the Wealth Appreciation Strategy were $[______], $297,768 and $366,375, respectively. Of those amounts, ABI retained $[____], $18,391 and $22,635, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.


            The following table shows the CDSCs received by ABI from each share class during each Strategy's last three fiscal years.

                           Amounts ABI       Amounts ABI       Amounts ABI
                           Received          Received          Received
Fiscal Year ended          in CDSCs from     in CDSCs from     in CDSCs from
August 31                  Class A Shares    Class B Shares    Class C Shares
-----------------          --------------    --------------    --------------




Conservative
Wealth
Strategy
2016                       $[___]            $[___]            $[___]
2015                       $2,170            $2,916            $2,597
2014                       $2,225            $4,006            $3,858

Balanced
Wealth
Strategy
2016                       $[___]            $[___]            $[___]
2015                       $6,573            $9,980            $5,735
2014                       $10,198           $17,689           $8,710

Wealth
Appreciation
Strategy
2016                       $[___]            $[___]            $[___]
2015                       $5,310            $16,924           $3,739
2014                       $6,627            $11,254           $4,445


Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                  Sales Charge
--------------------------------------------------------------------------------
                                                                 Discount or
                                                                Commission to
                                                                 Dealers or
                               As % of        As % of          Agents of up to
                              Net Amount     the Public         % of Offering
    Amount of Purchase         Invested    Offering Price            Price
--------------------------------------------------------------------------------
Up to $100,000                   4.44%         4.25%                 4.00%
$100,000 up to $250,000          3.36%         3.25%                 3.00%
$250,000 up to $500,000          2.30%         2.25%                 2.00%
$500,000 up to $1,000,000*       1.78%         1.75%                 1.50%

--------
*     There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge." The Strategies receive the entire NAV of their Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Government Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares of a Strategy as described below under "Class B Shares - Conversion Feature".


            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $1,000,000 or more that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $3,000,000; plus 0.75% on purchase amounts over $3,000,000 up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. Each Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers and present or former Directors of the Strategies or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that a Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables a Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Strategy and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge
--------------------------------

            Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase, as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                               Contingent Deferred Sales Charge
                                             for the Strategies as a % of Dollar
                   Year Since Purchase             Amount Subject to Charge
                   -------------------             ------------------------
First                                                       4.00%
Second                                                      3.00%
Third                                                       2.00%
Fourth                                                      1.00%
Fifth and Thereafter                                         None


            In determining the CDSC applicable to a redemption of Class B and Class C shares of a Strategy, it will be assumed that the redemption is first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable.


            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategies in connection with the sale of the shares of the Strategies, such as the payment of compensation to selected dealers and agents for selling shares of the Strategies. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Trustees of the Trust, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares-Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

            Class R shares are offered to certain group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares incur a.50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

            Class K shares are available at NAV to group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a.25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and
(ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

            Advisor Class shares of a Strategy may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Strategies or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i),(iii) and (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A shares, Class B shares, Class C shares, Class R shares or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In addition, the Class A and Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates the Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

            Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to a Strategy's distribution service plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Strategy. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares For Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

            Currently, Strategies offering Class R, Class K and Class I shares also make their Class A shares available at NAV to group retirement plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower Rule 12b-1 distribution fees and Class I shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K shares or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

      o the Rule 12b-1 distribution fees (0.25%) and the 1%, 1-year CDSC with respect to Class A shares;

      o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

      o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that a shareholder is eligible for these reductions, that Strategy will be unable to ensure that the reduction is applied to the shareholder's account.


            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Strategy (and/or any other AB Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Strategy or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


            Currently, the AB Mutual Funds include:


AB Bond Fund, Inc.
  -AB All Market Real Return Portfolio
  -AB Bond Inflation Strategy
  -AB Credit Long/Short Portfolio
  -AB Government Reserves Portfolio
  -AB High Yield Portfolio
  -AB Income Fund
  -AB Intermediate Bond Portfolio
  -AB Limited Duration High Income Portfolio
  -AB Municipal Bond Inflation Strategy
  -AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
  -AB All Market Alternative Return Portfolio
  -AB All Market Income Portfolio
  -AB Asia Ex-Japan Equity Portfolio
  -AB Concentrated Growth Fund
  -AB Concentrated International Growth Portfolio
  -AB Emerging Markets Core Portfolio
  -AB Emerging Markets Growth Portfolio
  -AB Emerging Markets Multi-Asset Portfolio
  -AB Global Core Equity Portfolio
  -AB International Strategic Core Portfolio
  -AB Long/Short Multi-Manager Fund
  -AB Multi-Manager Alternative Strategies Fund
  -AB Multi-Manager Select Retirement Allocation Fund
  -AB Multi-Manager Select 2010 Fund
  -AB Multi-Manager Select 2015 Fund
  -AB Multi-Manager Select 2020 Fund
  -AB Multi-Manager Select 2025 Fund
  -AB Multi-Manager Select 2030 Fund
  -AB Multi-Manager Select 2035 Fund
  -AB Multi-Manager Select 2040 Fund
  -AB Multi-Manager Select 2045 Fund
  -AB Multi-Manager Select 2050 Fund
  -AB Multi-Manager Select 2055 Fund
  -AB Select US Equity Portfolio
  -AB Select US Long/Short Portfolio
  -AB Small Cap Growth Portfolio
  -AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Global Thematic Growth Fund, Inc.
AB Government Exchange Reserves
AB Growth and Income Fund, Inc.
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
  -AB California Portfolio
  -AB High Income Municipal Portfolio
  -AB National Portfolio
  -AB New York Portfolio
AB Municipal Income Fund II
  -AB Arizona Portfolio
  -AB Massachusetts Portfolio
  -AB Michigan Portfolio
  -AB Minnesota Portfolio
  -AB New Jersey Portfolio
  -AB Ohio Portfolio
  -AB Pennsylvania Portfolio
  -AB Virginia Portfolio
AB Sustainable Global Thematic Fund, Inc.
AB Trust
  -AB Discovery Value Fund
  -AB International Value Fund
  -AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
  -AB Balanced Wealth Strategy
  -AB Conservative Wealth Strategy
  -AB Growth Fund
  -AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Short Duration Portfolio
  -Tax-Managed International Portfolio

            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.ABfunds.com.


            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;


            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Strategy held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds; and


            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Strategy worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Strategy, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Strategies, the investor and the investor's spouse or domestic partner each purchase shares of the Strategies worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Strategies or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to a Strategy at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Strategy's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Strategy without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Strategy shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Strategy under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

            (b) your checks remain uncashed for nine months.

            Additional shares of the Strategy will be purchased at the then current NAV. You should contact the Strategy's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of any eligible class of one or more other AB Mutual Fund(s) at which the shareholder maintains an account. Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

            Shares of a Strategy owned by a participant in the Strategy's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Strategy.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Strategy's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

      o     upfront sales commissions;

      o     Rule 12b-1 fees;

      o     additional distribution support;

      o     defrayal of costs for educational seminars and training; and

      o payments related to providing shareholder recordkeeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------


            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2016, ABI expects to pay approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million, for distribution services and education support related to the AB Mutual Funds. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million, for distribution services and education support related to the AB Mutual Funds.


            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            Each Strategy and ABI also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Agreement" above. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


         AIG Advisor Group, Inc.
         Ameriprise Financial Services
         AXA Advisors
         Cadaret, Grant & Co.
         Citigroup Global Markets
         Citizens Securities
         Commonwealth Financial Network
         Donegal Securities
         JP Morgan Securities
         Lincoln Financial Advisors Corp.
         Lincoln Financial Securities Corp.
         LPL Financial
         Merrill Lynch
         Morgan Stanley
         Northwestern Mutual Investment Services
         PNC Investments
         Raymond James
         RBC Wealth Management
         Robert W. Baird
         Santander Securities
         SunTrust Bank
         UBS Financial Services
         US Bancorp Investments
         Wells Fargo Advisors


            ABI expects that additional firms may be added to this list from time to time.

            Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those imposed below. Each Strategy has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Strategy's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategy.

Redemption
----------

            Subject only to the limitations described below, the Strategies will redeem shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Strategies' receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Strategy.

            Payment of the redemption price normally will be made in cash but may be made, at the option of a Strategy, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds will reflect the deduction of the applicable CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss), depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to that Strategy containing a request for redemption. The Strategies may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of the Strategies represented by share certificates, an investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to that Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each Strategy shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made before the Strategy Closing Time, on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued, by telephone at (800) 221-5672 before the Strategy Closing Time, on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that a Strategy reasonably believes to be genuine. The Strategies will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Strategy may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any), except that requests placed through financial intermediaries before the Strategy Closing Time will be executed at the NAV determined as of the Strategy Closing Time if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Strategy to ABI either directly or through a financial intermediary. Neither the Strategies nor ABI charge a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to the Class A, Class B and Class C shares). Normally, if shares of a Strategy are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategies and a Strategy may suspend or terminate this practice at any time.

Account Closure
---------------

            Each Strategy reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Strategy recently purchased by check, redemption proceeds will not be made available until the relevant Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies". The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated.

            If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such intermediary.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Strategies through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------


            You may exchange your investment in a Strategy for shares of the same class of other AB Mutual Funds (including AB Government Exchange Reserves, a money market fund managed by the Adviser) if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Strategy for Advisor Class shares of the Strategy or Class C shares of the Strategy for Class A shares of the Strategy. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Strategy Closing Time on that day.


            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Strategy, for the purpose of conversion to Class A shares of that Strategy. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Strategy for Advisor Class shares or Class C shares for Class A shares of the same Strategy, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Strategy Closing Time, on a Strategy business day as defined above. Telephone requests for exchange received before the Strategy Closing Time, on the Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. The Strategies will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If A Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Funds being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of a Strategy receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Strategies' independent registered public accounting firm as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Strategy is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's per share NAV is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.


            Portfolio securities are valued at current market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Strategies' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Strategy's assets on behalf of the Strategy.


            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) an equity security listed on the Exchange or on another national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;


            (m) whole loans: residential and commercial mortgage whole loans and whole loan pools are market priced by an approved vendor or broker-dealer;


            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;


            (p) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (q) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (r) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (s) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars; and

            (t) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.


            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Strategy ordinarily values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Strategies believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Strategies may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


            The Board may suspend the determination of a Strategy's NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A shares, Class B shares, Class C shares, Advisor Class shares, Class R shares, Class K shares and Class I shares are invested together in a single portfolio for each Strategy. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Strategy in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K and Class I shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class A, Class B and Class C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following discussion addresses only the principal U.S. federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive.In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Strategy shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

            Taxation of Each Strategy. Each Strategy is treated as a separate taxable entity for U.S. federal income tax purposes. Each Strategy intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Code, for each taxable year.

            In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Strategy must, among other things:

            (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in certain qualified publicly traded partnerships;

            (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and


            (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Strategy's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Strategy's net assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Strategy's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Strategy controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships. In the case of the Strategy's investments in loan participations, if any, the Strategy shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.


            If a Strategy qualifies as a regulated investment company that is accorded special tax treatment, the Strategy will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

            If a Strategy were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Strategy would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of non-corporate U.S. shareholders and (ii) for the dividends received deduction in the case of corporate U.S. shareholders.) In addition, each Strategy could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

            A Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Strategy that is subject to corporate income tax will be considered to have been distributed by the Strategy during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Strategy on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.


            Strategy Distributions. Distributions of net investment income made by any of the Strategies are generally taxable to U.S. shareholders as ordinary income. Distributions are taxable to U.S. shareholders even if they are paid from income or gains earned by the Strategy before the shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether the shareholder receives them in cash or reinvests them in additional shares.


            Taxes on distributions of capital gains are determined by how long the Strategy owned the investments that generated them, rather than how long a U.S. shareholder has owned his or her shares in the Strategy. Distributions of net capital gains from the sale of investments that the Strategy owned for more than one year and that are properly designated by the Strategy as capital gain dividends ("Capital Gain Dividends") will be taxable to U.S. shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Strategy owned for one year or less will be taxable to U.S. shareholders as ordinary income.

            Some or all of the distributions from a Strategy may be treated as "qualified dividend income," taxable to U.S. individuals, trusts and estates at the same preferential tax rates as long-term capital gains. A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Strategy in order to take advantage of this preferential tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. A Strategy will notify shareholders as to how much of the Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Any dividend or distribution received by a U.S. shareholder on shares of one of the Strategies (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution.



            Dividends Received Deduction. Corporate U.S. shareholders may be able to take a dividends-received deduction with respect to the portion of any Strategy distribution representing certain dividends received by the Strategy from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

            Please consult your tax advisers to determine whether a dividends-received deduction can be taken in respect of distributions made to you by any of the Strategies.

            Return of Capital Distributions. If a Strategy makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

            Dividends and distributions on a Strategy's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Strategy's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Strategy's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Strategy's NAV also reflects unrealized losses.

            Redemptions, Sales, and Exchanges of Shares. Redemptions, sales, and exchanges of shares in any of the Strategies (including exchanges of shares in one Strategy for those in another Strategy or regulated investment company) are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Strategy shares will be disallowed if other shares of the same Strategy are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Strategy will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Strategy. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Strategy's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Strategy shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Options, Futures, Forward Contracts, and Swap Agreements. Each Strategy may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Strategy, defer losses to the Strategy, cause adjustments in the holding periods of the Strategy's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Strategy will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Strategy.

            Certain of each Strategy's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Strategy's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Strategy's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If its book income is less than the sum of its taxable income and net tax-exempt income (if any), a Strategy could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

            Securities Issued or Purchased at a Discount. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Strategy making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Strategy may be required to sell securities in its portfolio that it otherwise would have continued to hold.

            Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers. The amounts and expiration dates of any capital loss carryovers available to a Strategy are shown in the notes to the financial statements incorporated by reference into this SAI.

            Foreign Currency-Denominated Securities and Related Hedging Transactions. Each Strategy may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

            With respect to each of the Strategies, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Strategy's recognition of ordinary income and affect the timing or amount of the Strategy's distributions. None of the Strategies expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Strategy.

            Passive Foreign Investment Companies. Equity investments by a Strategy in certain "passive foreign investment companies" ("PFICs") could potentially subject the Strategy to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Strategy shareholders. However, the Strategy may elect to avoid the imposition of that tax. For example, the Strategy may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Strategy will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Strategy also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Strategy's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Strategy to avoid taxation. Making either of these elections therefore may require the Strategy to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Strategy's total return.

            Shares Purchased Through Tax-Qualified Plans. A dividend or distribution with respect to shares of a Strategy held by defined contribution and other tax-qualified plans will generally not be taxable to the plans. Distributions from such plans to their respective individual participants will generally be taxable to those participants under applicable tax rules without regard to the character of the income earned by the qualified plans. Because special tax rules apply to investments though defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisers to determine the suitability of shares of a Strategy as an investment through such plans and the precise effect of an investment on their particular tax situation.

            Unrelated Business Taxable Income. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Strategies, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Strategy holds shares in a real estate investment trust owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Strategy.

            Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Strategy to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, distributions of a Strategy attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategy beginning before January 1, 2015 will not be subject to this withholding tax.

            If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

            Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Strategy or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute "U.S. real property interests" ("USRPIs") or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs by real estate investment trust.

            Backup Withholding. Each Strategy generally is required to withhold and remit to the U.S. Treasury a percentage (currently 28%) of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Strategy with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Strategy that he or she is a United States person and is not subject to such withholding.

            Tax Shelter Regulations. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Strategy in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Strategy in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Strategies. Shareholders in a Strategy may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Strategies. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Strategy does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

            Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the Adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Strategies, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Strategies. While it is impracticable to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Strategies effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client's accounts, but not all such services may be used by the Adviser in connection with the Strategies.

            The extent to which commissions that will be charged by broker-dealers selected by the Strategies may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategies place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Strategies; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Strategies.

            The Strategies may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. They may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC or third market, the Strategies will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, a Strategy will attempt to negotiate best execution.

            Transactions for a Strategy in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Strategies will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            A Strategy's portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            Investment decisions for a Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Strategy and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

            Allocations are made by the officers of the Strategy or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.




            The Conservative Wealth Strategy, the Balanced Wealth Strategy and the Wealth Appreciation Strategy did not pay any brokerage commissions for the fiscal years ended August 31, 2016, 2015 and 2014 because these Strategies are part of a fund-of-funds structure utilizing the Underlying Portfolios for investment purposes.


            The Strategies may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Strategies' objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.



Disclosure of Portfolio Holdings
--------------------------------

            The Strategies believe that the ideas of the Adviser's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of the Strategies, policies and procedures relating to disclosure of the Strategies' portfolio securities. The policies and procedures relating to disclosure of the Strategies' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Strategies' operations or useful to the Strategies' shareholders without compromising the integrity or performance of the Strategies. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Strategies and their shareholders) are met, the Strategies do not provide or permit others to provide information about the Strategies' portfolio holdings on a selective basis.


            The Strategies include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.ABfunds.com). The Adviser generally posts on the website a complete schedule of the Strategies' portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Strategy, the market value of the Strategy's holdings and the percentage of the Strategy's assets represented by the Strategy's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Strategy holds, a summary of a Strategy's top ten holdings (including name and the percentage of the Strategy's assets invested in each holding) and a percentage breakdown of the Strategy's investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


            The Adviser may distribute or authorize the distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Strategies. In addition, the Adviser may distribute or authorize distribution of information about the Strategies' portfolio holdings that is not publicly available, on the website or otherwise, to the Strategies' service providers who require access to the information in order to fulfill their contractual duties relating to the Strategies, to facilitate the review of the Strategies by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about the Strategies' portfolio holdings that is not publicly available to the Strategies' individual or institutional investors or to intermediaries that distribute the Strategies' shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about the Strategies' portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that a Strategy has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Strategy's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Strategy or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Strategy's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Strategy and is in the best interest of the Strategy's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Strategy and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Strategy and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Strategy's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Strategy's portfolio holdings: (i) the Strategies' independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Strategy regulatory filings; (iii) the Strategies' custodian in connection with its custody of the Strategies' assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Strategies' portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust
------------------------


            The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, including the Strategies, each of which is represented by a separate series of shares. The name of the Trust was changed from "The Alliance Portfolios" to "The AllianceBernstein Portfolios" on March 31, 2003. The Name of the Trust was changed from the "AllianceBernstein Portfolios" to "AB Portfolios", and the names of the Strategies were changed from "AllianceBernstein Conservative Wealth Strategy", "AllianceBernstein Balanced Wealth Strategy" and "AllianceBernstein Wealth Appreciation Strategy" to "AB Conservative Wealth Strategy", "AB Balanced Wealth Strategy" and "AB Wealth Appreciation Strategy" respectively, on January 20, 2015.


            The Declaration of Trust permits the Trustees to authorize the issuance of an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Strategy and each class thereof do not have any preemptive rights. Upon termination of the Strategy or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Strategy or that class are entitled to share pro rata in the net assets of that Strategy or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Strategy, however, may be terminated at any time by vote of at least a majority of the outstanding shares of each Strategy affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust and any series upon written notice to the shareholders.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

            The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as the approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. Except as noted below, all shares of the Strategies when duly issued will be fully paid and non-assessable.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Strategy's property for all loss and expense of any shareholder of that Strategy held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Strategy of which he or she was a shareholder would be unable to meet its obligations.

Principal Holders
-----------------

                          AB BALANCED WEALTH STRATEGY


            As of November 1, 2016, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:


                                                No. of Shares
Name and Address                                of Class              % of Class
----------------                                -------------         ----------

Class A
--------

Edward D. Jones & Co.
For the Benefit of Customers
Attn: Terrance Spencer
12555 Manchester Road
Saint Louis, MO 63131-3729                       [____]              [___]%

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Class B
--------

First Clearing, LLC
A/C 1699-0135
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                      [____]              [___]%

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Class C
--------

First Clearing, LLC
A/C 1699-0135
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                      [____]              [___]%

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                     [____]              [___]%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ 07311                            [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Raymond James
Omnibus For Mutual Funds
House Acct. Firm 92500015
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL  33716-1102                   [____]              [___]%

Advisor Class
-------------

Charles Schwab & Co.
Special Custody Account
FBO Customers
Attn: Mutual Funds
211 Main Street
San Francisco, CA  94105-1905                    [____]              [___]%

Class R
-------

Capital Bank & Trust Company
Warrior Roofing Manufacturing Retirement Plan
c/o Plan Premier/FASCORP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Marty Lucash Chris Montgomery FBO
Lucash-Montgomery Builders LLC
401 K PSP & Trust
340 Pennington Rocky Hill Rd.
Pennington, NJ 08534-2129                        [____]              [___]%

Mid Atlantic Trust Company FBO
Software Freedom Law Center 401(K)
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                        [____]              [___]%

Reliance Trust Co. Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, Georgia 30362-1529                      [____]              [___]%

Richard Mix FBO
Cleared Solutions Inc. 401(K) Profit
1934 Old Gallows Road, Suite 350
Vienna, VA 22182-4050                            [____]              [___]%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
1 Lincoln Street
Boston, MA  02111-2900                           [____]              [___]%

Class K
--------

Ascensus Trust Co. FBO
Northern Valley ENT & Facial
Plastics PA 401K PSP - #222145
PO Box 10758
Fargo, ND 58106-0758                             [____]              [___]%

Great-West Trust Company LLC TTEE C
Bonne Bridges Mueller O'keefe Nichol
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Great-West Trust Company LLC TTEE C
Cristalino Inc. 401K
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Great-West Trust Company LLC TTEE C
FBO Shapco Printing Inc. 401K Plan
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Great-West Trust Company LLC TTEE F
Social Studies School Service 401K
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Great-West Trust Company LLC TTEE
FBO Lawrence P. Lotzof DDS APC 401K Plan
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Class I
--------

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

                        AB WEALTH APPRECIATION STRATEGY


            As of November 1, 2016, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:


                                                No. of Shares
Name and Address                                of Class              % of Class
----------------                                -------------         ----------

Class A
--------

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Class B
--------

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 071310                           [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Class C
--------

First Clearing, LLC
A/C 1699-0135
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                       [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                           [____]              [___]%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Raymond James
Omnibus For Mutual Funds
House Acct. Firm 92500015
Attn: Courtney Waller
880 Carillon Parkway
St. Petersburg, FL  33716-1102                   [____]              [___]%

Class R
--------

Matrix Trust Company Cust. FBO
Sea Port Products Corporation
717 17th St., Ste. 1300
Denver, CO 80202-3304                            [____]              [___]%

Mid Atlantic Trust Company FBO
Sheena Apun401K PSP & Trust
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228                        [____]              [___]%

MG Trust Company Cust. FBO
Location Age 401(K) PSP
717 17th St., Ste. 1300
Denver, CO 80202-3304                            [____]              [___]%

Reliance Trust Co. Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, GA 30362-1529                           [____]              [___]%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
1 Lincoln Street
Boston, MA 02111-2900                            [____]              [___]%

Class K
--------

Great-West Trust Company LLC TTEE C
Agmotion Inc. 401K
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Great-West Trust Company LLC TTEE F
Mahoney Ulbrich Christiansen & Russ PSP 40
c/o Fascore LLC
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Great-West Trust Company LLC TTEE F
Social Studies School Service 401K
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Great-West Trust Company LLC TTEE C
The Marco Retirement Plan 401K
c/o Fascore LLC
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

Class I
--------

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO  80111-5002                [____]              [___]%

                        AB CONSERVATIVE WEALTH STRATEGY


            As of November 1, 2016, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy:


                                                No. of Shares
Name and Address                                of Class              % of Class
----------------                                -------------         ----------

Class A
--------

Edward D. Jones & Co.
For the Benefit of Customers
Attn: Terrance Spencer
12555 Manchester Road
Saint Louis, MO 63131-3729                       [____]              [___]%

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Class B
--------

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd., 4th Floor
Jersey City, NJ 07310                            [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Class C
--------

First Clearing, LLC
A/C 1699-0135
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO 63103-2523                       [____]              [___]%

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

LPL Financial
Omnibus Customer Accounts
Attn: Mutual Fund Trading
4707 Executive Dr.
San Diego, CA 92121-3091                         [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Advisor Class
--------------

Charles Schwab & Co.
For the Exclusive Benefit of Customers
Mutual Fund Operations
211 Main Street
San Francisco, CA  94105-1905                    [____]              [___]%

First Clearing, LLC
A/C 1699-0135
Special Custody Acct. for the
Exclusive Benefit of Customer
2801 Market Street
Saint Louis, MO  63103-2523                      [____]              [___]%

JP Morgan Clearing Corp. Omni Acct.
For the Exclusive Benefit of Customers
3 Chase Metrotech Center, 3rd Floor
Mutual Fund Department
Brooklyn, NY 11245-0001                          [____]              [___]%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484                      [____]              [___]%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                       [____]              [___]%

Sanford Bernstein & Co. LLC
038-94177-18
1 N. Lexington Avenue
White Plains, NY 10601-1712                      [____]              [___]%

Sanford Bernstein & Co. LLC
039-81458-13
1 N. Lexington Avenue
White Plains, NY 10601-1712                      [____]              [___]%

Sanford Bernstein & Co. LLC
039-82120-19
1 N. Lexington Ave.
White Plains, NY 10601-1712                      [____]              [___]%

Class R
--------

Matrix Trust Company Cust. FBO
Sea Port Products Corporation
717 17th  St., Ste. 1300
Denver, CO 80202-3304                            [____]              [___]%

Mid Atlantic Trust Company FBO
Simon Eye Associates 401K PSP & Trust
1251 Waterfront Pl., Ste. 525
Pittsburgh, PA 15222-4228                        [____]              [___]%

Reliance Trust Co. Custodian
FBO MassMutual Omnibus PPL
P.O. Box 48529
Atlanta, GA 30362-1529                           [____]              [___]%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
1 Lincoln Street
Boston, MA  02111-2900                           [____]              [___]%

Class K
--------

Great-West Trust Company LLC TTEE F
Aaronson Dickerson Cohn & Lanzone APC 401K
c/o Fascore LLC
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                 [____]              [___]%

Great-West Trust Company LLC TTEE
FBO Ross Langan McKendree LLP
Cash or Deferred Arrangement PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                 [____]              [___]%

Great-West Trust Company LLC TTEE C
Perry Hay & Chu PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                 [____]              [___]%

Great-West Trust Company LLC TTEE C
Resource Engineering Inc. PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                 [____]              [___]%

Great-West Trust Company LLC TTEE F
The Spektors DDS PS 401K PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                 [____]              [___]%

Matrix Trust Company Cust. FBO
Hamilton Cardiology Associates, P.A.
717 17th St., Ste. 1300
Denver, CO 80202-3304                            [____]              [___]%

Class I
-------

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd., #2T2
Greenwood Village, CO 80111-5002                 [____]              [___]%

MG Trust Company Cust. FBO
Little Rock Children's Clinic, P.A.
717 17th St., Ste. 1400
Denver, CO 80202-3304                            [____]              [___]%

Custodian and Accounting Agent
------------------------------

            State Street Bank and Trust Company ("State Street"), State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210, acts as the custodian and as accounting agent for the Strategies, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Strategies' Trustees, State Street may enter into subcustodial agreements for the holding of the Strategies' securities outside of the United States.

Principal Underwriter
---------------------

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Trust. Under the Distribution Services Agreement between the Trust and ABI, the Trust has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of the Strategies offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Strategies.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Strategies, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies.

            The Strategies have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.


            Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 for the Strategies is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategy's website at www.ABfunds.com; or both; and (2) on the SEC's website at www.sec.gov.


Additional Information
----------------------


            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C., or on the Internet at www.ABfunds.com.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


            The Financial statements of the Strategies for the fiscal year ended [August 31, 2015] and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Strategies' annual reports. The annual reports were filed on Form N-CSR with the SEC on [November 9, 2015]. These reports are available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.ABfunds.com.

                                                                      Appendix A

[A/B]
LOGO


                         PROXY VOTING POLICY STATEMENT

INTRODUCTION

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in our Proxy Voting Policy ("Proxy Voting Policy" or "Policy") and this policy statement to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").


Our Proxy Voting Policy, which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, the RI Policy and our voting records, as noted below in "Voting Transparency", can be found on our Internet site (www.abfunds.com).


We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors
---------------------------------------------------
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

Compensation Proposals: Approved Remuneration Reports and Policies
------------------------------------------------------------------
In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a company permits retesting of performance-based awards in its compensation plan, we will evaluate the specific terms of the plan, including the volatility of the industry and the number and duration of the retests, before determining whether or not to support the company's remuneration report. We may abstain or vote against a report if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase
-----------------------------------------------------------------------
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors
------------------------------------------
We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.

We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings
-------------------------------------------------------------------------
These proposals allow "qualified shareholders" to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission ("SEC") in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company's annual proxy statement alongside management nominees.

We will generally vote against proposals that use requirements that are stricter than the SEC's framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending
-------------------------------------------------------------------------------
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

CONFLICTS OF INTEREST

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

VOTING TRANSPARENCY


We publish our voting records on our Internet site (www.abfunds.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.


RECORDKEEPING

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

                                    PART C
                              OTHER INFORMATION
                              -----------------

ITEM 28.    Exhibits:

      (a)   Declaration of Trust.

            (1) Agreement and Declaration of Trust - Incorporated by reference to Exhibit (1)(a) to Post-Effective Amendment No. 28 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on January 30, 1998.

            (2) Amendment No. 1 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (1)(b) to Post-Effective Amendment No. 28 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on January 30, 1998.

            (3) Amendment No. 2 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 28 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on January 30, 1998.

            (4) Amendment No. 3 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 48 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on June 6, 2003.

            (5) Amendment No. 4 to Agreement and Declaration of Trust - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 74 of the Registrant's Registration Statement on Form N-1A Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 28, 2009.

            (6) Certificate of Amendment of the Agreement and Declaration of Trust, effective January 20, 2015 and filed January 20, 2015 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 97 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 30, 2015.

      (b)   (1)   By-Laws - Incorporated by reference to Exhibit (2) to
                  Post-Effective Amendment No. 26 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 33-12988 and
                  811-05088), filed with the Securities and Exchange Commission on August 28, 1997.

            (2) Amendment to By-Laws dated October 16, 1991 - Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 26 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 28, 1997.

            (3) Amendment to By-Laws dated July 14, 2004 - Incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 56 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on September 1, 2004.

      (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

      (d) Form of Amended and Restated Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 25, 2006.

      (e)   (1)   Form of Amended and Restated Distribution Services Agreement
                  between the Registrant and AllianceBernstein Investment
                  Research and Management, Inc., effective September 2, 2003
                  (previously filed with Post-Effective Amendment No. 51 to the
                  Registrant's Registration Statement on August 22, 2003).

            (2) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

            (3) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 30, 2004.

            (4) Form of Amendment to Distribution Services Agreement - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 30, 2006.

            (5) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of the Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (6) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).

            (7) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (8) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

            (9) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-06730), filed with the Securities and Exchange Commission on October 15, 2009.

      (f)   Not applicable.

      (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-05398), filed with the Securities and Exchange Commission on April 29, 2010.

      (h)   (1)   Transfer Agency Agreement between the Registrant and
                  AllianceBernstein Investor Services, Inc. (formerly Alliance
                  Fund Services, Inc.) - Incorporated by reference to Exhibit
                  (9)(c) to Post-Effective Amendment No. 64 of the Registrant's
                  Registration Statement on Form N-1A (File Nos. 33-12988 and
                  811-05088), filed with the Securities and Exchange Commission on August 30, 1995.

            (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 25, 2006.

            (3) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company - Incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 27 of the Registration Statement on Form N-1A of The Alliance Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 31, 1997.

            (4) Expense Limitation Undertaking by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 37 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 29, 1999.

            (5) Form of Expense Limitation Undertaking by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) with respect to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 54 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on November 26, 2003.

            (6) Form of Expense Limitation Undertaking by AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) with respect to AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy - Incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 54 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on November 26, 2003.

            (7) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy - Incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 59 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 30, 2004.


      (i) Opinion and Consent of Seward & Kissel LLP - To be filed by amendment.

      (j) Consent of Independent Registered Public Accounting Firm - To be filed by amendment.


      (k)   Not applicable.

      (l) Investment Letter of The Equitable Life Assurance Society of the United States, dated October 19, 1987 - Incorporated by reference to Exhibit (13) to Post-Effective Amendment No. 26 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 28, 1997.

      (m)   (1)   Amended and Restated Distribution and Servicing Plan for Class
                  A Shares adopted by the Trust on August 2, 1993 - Incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No.
                  35 of the Registrant's Registration Statement on Form N-1A
                  (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on July 1, 1999.

            (2) Amended and Restated Distribution and Servicing Plan for Class B Shares adopted by the Trust on August 2, 1993 - Incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 35 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on July 1, 1999.

            (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 - Incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 35 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on July 1, 1999.

            (4) Distribution and Servicing Plan for Class R Shares adopted by the Trust on November 11, 2003 - Incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 56 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on November 26, 2003.

            (5) Form of Distribution and Servicing Plan for Class K Shares - Incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 59 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 30, 2004.

      (n) Amended and Restated Rule 18f-3 Plan, dated March 9, 2011 - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 77 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 31, 2011.

      (o)   Reserved.

      (p)   (1)   Code of Ethics of the Registrant - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 42 of the
                  Registrant's Registration Statement on Form N-1A (File Nos.
                  33-12988 and 811-05088), filed with the Securities and Exchange Commission on August 31, 2001.

            (2) Code of Ethics of AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit
                  (p)(3) to Post-Effective Amendment No. 146 of the Registration Statement on Form N-1A of AllianceBernstein Cap Fund, Inc. (File Nos. 2-29901 and 811-01716), filed with the Securities and Exchange Commission on Februry 26, 2014.


Other Exhibits:   (1)   Powers of Attorney for: John H. Dobkin, Michael J.
                        Downey, William H. Foulk, Jr., D. James Guzy, Nancy P.
                        Jacklin, Robert M. Keith, Garry L. Moody, Marshall C.
                        Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment
                        No. 97 of the Registrant's Registration Statement on
                        Form N-1A (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on October 30,
                        2015.

                  (2) Power of Attorney for Carol C. McMullen - Filed herewith.


ITEM  29.   Persons Controlled by or Under Common Control with the Registrant.

            None.

ITEM 30.    Indemnification.

            Paragraph (n) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

                  "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

      Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

            "Limitation of Liability
             -----------------------

            Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

      Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                                  ARTICLE VIII
                                Indemnification

            "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shallbe paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

            "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

            Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

            Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

            "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

            Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

                  The Investment Advisory Agreement between the Registrant and
            AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

                  The Distribution Services Agreement between the Registrant and
            AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

                  The foregoing summaries are qualified by the entire text of
            Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

                  Insofar as indemnification for liabilities arising under the
            Act may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  The Registrant participates in a joint directors' liability insurance policy issued by the ICI Mutual Insurance Company. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each participating investment company. In addition, the Adviser's liability insurance policy, which is issued by a number of underwriters, including Greenwich Insurance Company as primary underwriter, extends to officers of the Registrant and such officers are covered up to the limits specified for any claim against them for acts committed in their capacities as officers of the investment companies sponsored by the Adviser.

ITEM 31.    Business And Other Connections Of Adviser.

                  The descriptions of AllianceBernstein L.P. under the captions
            "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                  The information as to the directors and executive officers of
            AllianceBernstein L.P., set forth in its Form ADV filed with the Securities and Exchange Commission on March 31, 2014 (File No. 801-56720) and amended through the date hereof, is incorporated by reference herein.

ITEM 32.    Principal Underwriters.

            (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI is the Principal Underwriter or Distributor for the following investment companies:


            AB Bond Fund, Inc.
            AB Cap Fund, Inc.
            AB Core Opportunities Fund, Inc.
            AB Corporate Shares
            AB Discovery Growth Fund, Inc.
            AB Equity Income Fund, Inc.
            AB Fixed-Income Shares, Inc.
            AB Global Bond Fund, Inc.
            AB Global Real Estate Investment Fund, Inc.
            AB Global Risk Allocation Fund, Inc.
            AB Global Thematic Growth Fund, Inc.
            AB Government Exchange Reserves
            AB Growth and Income Fund, Inc.
            AB High Income Fund, Inc.
            AB Institutional Funds, Inc.
            AB Intermediate California Municipal Portfolio(1)
            AB Intermediate Diversified Municipal Portfolio(1)
            AB Intermediate New York Municipal Portfolio(1)
            AB International Growth Fund, Inc.
            AB International Portfolio(2)
            AB Large Cap Growth Fund, Inc.
            AB Municipal Income Fund, Inc.
            AB Municipal Income Fund II
            AB Short Duration Portfolio(3)
            AB Tax-Managed International Portfolio(4)
            AB Trust
            AB Unconstrained Bond Fund, Inc.
            AB Variable Products Series Fund, Inc.
            Emerging Markets Portfolio(5)
            Sanford C. Bernstein Fund II, Inc.
            The AB Pooling Portfolios

--------
(1) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B, C and Advisor Class Shares.
(2) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C, R and Z Shares.
(3) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and R Shares.
(4) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Classes A, B, C and Z Shares.
(5) This is a Portfolio of Sanford C. Bernstein Fund, Inc. which consists of AB Class Z Shares.


            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, N.Y. 10105.


                              POSITIONS AND
                              OFFICES WITH                 POSITIONS AND OFFICES
NAME                          UNDERWRITER                  WITH REGISTRANT
----                          ----------                   ---------------

Directors
---------

Robert M. Keith               Director                     President and Chief
                                                           Executive Officer
Mark R. Manley                Director and Secretary

Christopher Bricker           Director

Edward J. Farrell             Director, Senior Vice
                              President and Controller
                              and Chief Accounting
                              Officer

Officers
--------

Christopher C. Thompson       Senior Vice President and
                              Chief Executive Officer

Emilie D. Wrapp               Senior Vice President,       Clerk
                              Assistant General Counsel
                              and Assistant Secretary

Laurence H. Bertan            Senior Vice President
                              and Assistant Secretary

Peter G. Callahan             Senior Vice President

Kevin T. Cannon               Senior Vice President

Nelson Kin Hung Chow          Senior Vice President

Flora Chi Ju Chuang           Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

John C. Endahl                Senior Vice President

John Edward English           Senior Vice President

Daniel Ennis                  Senior Vice President

Mark A. Gessner               Senior Vice President

Kenneth L. Haman              Senior Vice President

Michael S. Hart               Senior Vice President

Ajai M. Kaul                  Senior Vice President

Jonathan M. Liang             Senior Vice President

Karen (Yeow Ping) Lim         Senior Vice President

James M. Liptrot              Senior Vice President
                              and Assistant Controller

William Marsalise             Senior Vice President

Thomas Monnerat               Senior Vice President

Brendan Murray                Senior Vice President

Joanna D. Murray              Senior Vice President

John J. O'Connor              Senior Vice President

Suchet Padhye (Pandurang)     Senior Vice President

Guy Prochilo                  Senior Vice President

John D. Prosperi              Senior Vice President

Kevin Rosenfeld               Senior Vice President

Miguel A. Rozensztroch        Senior Vice President

Elizabeth M. Smith            Senior Vice President

Peter J. Szabo                Senior Vice President

Christian G. Wilson           Senior Vice President

Derek Yung                    Senior Vice President

Eric  Anderson                Vice President

Constantin L. Andreae         Vice President

DeAnna D. Beedy               Vice President

Christopher M. Berenbroick    Vice President

Chris Boeker                  Vice President

Brandon W. Born               Vice President

James J. Bracken              Vice President

Robert A. Brazofsky           Vice President

Friederike Grote Brink        Vice President

Richard A. Brink              Vice President

James Broderick               Vice President

Shaun D. Bromley              Vice President

Michael A. Capella            Vice President

Tso Hsiang Chang              Vice President

Mikhail Cheskis               Vice President

Peter T. Collins              Vice President

Joseph (Don) Connell          Vice President

Dwight P. Cornell             Vice President

Nora E. (Murphy) Connerty     Vice President

Jose Cosio                    Vice President

Silvio Cruz                   Vice President

Massimo Dalla Vedova          Vice President

Francesca Dattola             Vice President

Kevin M. Dausch               Vice President

Frank de Wit                  Vice President

Christine M. Dehil            Vice President

Marc J. Della Pia             Vice President

Patrick R. Denis              Vice President

Ralph A. DiMeglio             Vice President

Joseph T. Dominguez           Vice President

Barbara Anne Donovan          Vice President

Sarah Entzeroth               Vice President

Gregory M. Erwinski           Vice President

Susan A. Flanagan             Vice President

Carey Fortnam                 Vice Presdient

Robert K. Forrester           Vice President

Eric C. Freed                 Vice President               Assistant Clerk

Yuko Funato                   Vice President

Kimberly A. Collins Gorab     Vice President

Joseph Haag                   Vice President

Brian P. Hanna                Vice President

Kenneth Handler               Vice President

Terry L. Harris               Vice President

Nancy E. Hay                  Vice President               Assistant Clerk

Philippe Hemery               Vice President

Olivier Herson                Vice President

Alexander Hoffmann            Vice President

Brian Horvath                 Vice President

Eric S. Indovina              Vice President

Tina Kao                      Vice President

Jeffrey Kelly                 Vice President

Jang Joong Kim                Vice President

Gunnar Knierim                Vice President

Scott M. Krauthamer           Vice President

Tomas Kukla                   Vice President

Stephen J. Laffey             Vice President               Assistant Clerk
                              and Counsel

Christopher J. Larkin         Vice President

Chang Hyun Lee                Vice President

Ginnie Li                     Vice President

Albert Yen Po Lien            Vice President

Jim Lui (Chi-Hsiung)          Vice President

Darren L. Luckfield           Vice President

Matthew J. Malvey             Vice President

Robert Mancini                Vice President

Todd Mann                     Vice President

Osama Mari                    Vice President

Nicola Meotti                 Vice President

Yuji Mihashi                  Vice President

Aimee Minora                  Vice President

David Mitchell                Vice President

Benjamin Moore                Vice President

Paul S. Moyer                 Vice President

Jennifer A. Mulhall           Vice President

Masaru Nakabachi              Vice President

Robert D. Nelms               Vice President

Jamie A. Nieradka             Vice President

Masaki Nishino                Vice President

Alex E. Pady                  Vice President

David D. Paich                Vice President

Kim Chu Perrington            Vice President

Jared M. Piche                Vice President

Jeffrey Pietragallo           Vice President

Joseph J. Proscia             Vice President

Damien Ramondo                Vice President

Carol H. Rappa                Vice President

Jessie A. Reich               Vice President

Lauryn A. Rivello             Vice President

Patricia A. Roberts           Vice President

Claudio Rondolini             Vice President

David Saslowsky               Vice President

Richard A. Schwam             Vice President

Craig Schorr                  Vice President

Karen Sirett                  Vice President

John F. Skahan                Vice President

Chang Min Song                Vice President

Daniel L. Stack               Vice President

Jason P. Stevens              Vice President

Scott M. Tatum                Vice President

Louis L. Tousignant           Vice President

Christian B. Verlingo         Vice President

Wendy Weng                    Vice President

Stephen M. Woetzel            Vice President               Assistant Controller

Isabelle (Hsin-I) Yen         Vice President

Oscar Zarazua                 Vice President

Martin J. Zayac               Vice President

Corey S. Beckerman            Assistant Vice President

Claudio Roberto Bello         Assistant Vice President

Christopher J. Carrelha       Assistant Vice President

Daisy (Sze Kie) Chung         Assistant Vice President

Isabelle Husson               Assistant Vice President

Jim Liu                       Assistant Vice President

Charissa A. Pal               Assistant Vice President

Brian W. Paulson              Assistant Vice President

Pablo Perez                   Assistant Vice President

Jennifer B. Robinson          Assistant Vice President

Chizu Soga                    Assistant Vice President

Michiyo Tanaka                Assistant Vice President

Miyako Taniguchi              Assistant Vice President

Laurence Vandecasteele        Assistant Vice President

Annabelle C. Watson           Assistant Vice President

William Wielgolewski          Assistant Vice President

Matthew J. Wrzesniewsky       Assistant Vice President

Colin T. Burke                Assistant Secretary


            (c)   Not applicable.

ITEM 33.    Location of Accounts and Records.

            The accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, N.Y. 10105.

ITEM 34.    Management Services.

            Not applicable.

ITEM 35.    Undertakings.

            Not applicable.

                              ********************

                                     NOTICE


      A copy of the Agreement and Declaration of Trust of The AB Portfolios (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 27th day of October, 2016.


                                    THE AB PORTFOLIOS

                                    By:   /s/ Robert M. Keith*
                                          --------------------
                                              Robert M. Keith
                                              President

      Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                     Title               Date
     ---------                     -----               ----

1)   Principal Executive Officer:


     /s/ Robert M. Keith*         President and       October 27, 2016
         ----------------         Chief Executive
          Robert M. Keith         Officer


2)   Principal Financial and
     Accounting Officer:


     /s/ Joseph J. Mantineo       Treasurer and       October 27, 2016
         ------------------       Chief Financial
         Joseph J. Mantineo       Officer


3)   The Trustees:
     -------------


     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Robert M. Keith*
     Carol C. McMullen*
     Garry L. Moody*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*

*By: /s/  Stephen J. Laffey                           October 27, 2016
          -----------------
          Stephen J. Laffey
          (Attorney-in-Fact)

                              Index to Exhibits

Exhibit No.               Description of Exhibits
-----------               -----------------------


(Other Exhibits (2)       Power of Attorney for Carol McMullen